    As filed with the securities and Exchange Commission on February 27, 1998

                                                       Registration No. 33-03706
                                                      Registration No. 811-04604
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                           ----


                           Pre-Effective Amendment No.
                                                                           ----
                          Post-Effective Amendment No. 18                    X
                                                                           ----


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                                                           ----


                                 Amendment No. 19                            X
                                                                           ----


                        (Check appropriate box or boxes)

                              WINTHROP FOCUS FUNDS

               (Exact name of registrant as specified in charter)

                                 277 Park Avenue
                            New York, New York 10172
                    (Address of Principal Executive Offices)

                                 (212) 892-4000
              (Registrant's Telephone Number, Including Area Code)

                                Brian A. Kammerer
                               One Pershing Plaza
                                   10th Floor
                          Jersey City, New Jersey 07399
                     (Name and Address of Agent for Service)


                                    Copy to:
                                 Stephen K. West
                                125 Broad Street
                               New York, NY 10004

As soon as practicable after the effective date of the Registration Statement
                (Approximate date of Proposed Public Offering)


It is proposed that this filing will become effective (check appropriate box)

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b), or
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2), or
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485



Title of Securities Being Registered.......... Shares of beneficial interest
                                               $.01 par value

                              CROSS REFERENCE SHEET
                             (Pursuant to Rule 495)

N-1A Item No.                                                                       Location
-------------                                                                       --------
Part A

Item 1.  Cover Page........................................................     Cover Page

Item 2.  Synopsis..........................................................     Summary of Fund Expenses

Item 3.  Condensed Financial Information...................................     Financial Highlights

Item 4.  General Description of Registrant.................................     Investment Objectives and Policies;
                                                                                General Information

Item 5.  Management of the Fund............................................     Management; General Information

Item 6.  Capital Stock and Other Securities................................     General Information

Item 7.  Purchase of Securities Being Offered..............................     Purchases, Redemptions and
                                                                                Shareholder Services; Net Asset
                                                                                Value; Expenses of Winthrop

Item 8.  Redemption or Repurchase..........................................     Purchases, Redemptions and
                                                                                Shareholder Services

Item 9.  Legal Proceedings.................................................     Not Applicable

Part B                                                                          Location in Statement of  Additional
                                                                                Information

Item 10. Cover Page.......................................................      Cover Page

Item 11. Table  of Contents...............................................      Cover Page

Item 12. General Information and History..................................      Management; General Information

N-1A Item No.                                                                       Location
-------------                                                                       --------

Item 13. Investment Objectives and Policies...............................      Investment Policies and

                                                                                Restrictions

Item 14. Management of the Registrant.....................................      Management

Item 15. Control Persons and Principal Holders of Securities..............      General Information


Item 16. Investment Advisory and Other Services...........................      Management; General Information

Item 17. Brokerage  Allocation............................................      Portfolio Transactions

Item 18. Capital Stock and Other Securities...............................      General Information;

Item 19. Purchase, Redemptions and Pricing of
         Securities Being Offered.........................................      Net Asset Value


Item 20. Tax Status.......................................................      Investment Policies and
                                                                                Restrictions; Dividends,
                                                                                Distributions and Taxes

Item 21. Underwriters.....................................................      General Information

Item 22. Calculation of Performance Data..................................      Computation of the Average Total
                                                                                Return; Computation of Yield

Item 23. Financial Statements.............................................      Not Applicable

Item 19. Purchase, Redemptions and Pricing of Securities Being                  Purchases, Redemptions and
         Offered..........................................................      Shareholder Services; Net Asset Value

Item 20. Tax Status.......................................................      Investment Policies and
                                                                                Restrictions; Dividends,
                                                                                Distributions and Taxes

Item 21. Underwriters.....................................................      General Information

Item 22. Calculation of Performance Data..................................      Computation of the Average Total
                                                                                Return; Computation of Yield

Item 23. Financial Statements.............................................      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Winthrop Mutual Funds

Prospectus
February 27, 1998


Winthrop Growth Fund * Winthrop Growth and Income Thund
Winthrop Small Company Value Fund
Winthrop Fixed Income Fund * Winthrop Municipal Trust Fund
Winthrop Developing Markets Fund * Winthrop International Equity Fund Winthrop Municipal Money Fund * Winthrop U.S. Government Money Fund

An investment in these securities is neither insured nor guaranteed by the U.S. Government, is not a deposit or obligation of or guaranteed or endorsed by any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Winthrop Money Funds will be able to maintain a stable net asset value of $1.00 per share. This prospectus sets forth concisely the information a prospective investor should know before investing in the Funds and should be read carefully and retained for future reference. Additional information about each Fund has been filed with the Securities and Fxchange Commission in such Fund's Statement of Additional Information dated February 27, 1998, and is incorporated herein by reference. For a free copy, contact Winthrop at the address or phone number on the back cover. In addition, the SBC maintains an Internet web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Winthrop Mutual Funds. These securities have not been approved or disapproved by The Securities and Exchange Commission nor has The Securities and Exchange Commission or any State Securities Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A SPECTRUM OF INVESTMENT
ALTERNATIVES

The Winthrop Family of Mutual Funds ('Winthrop') gives investors the opportunity to invest in pools of managed assets, or 'Funds,' with differing investment objectives as stated below:

WINTHROP FOCUS FUNDS

GROWTH FUND
Seeks . . . Long-term growth of capital by investing principally in equity securities with long-term capital appreciation potential.

GROWTH AND INCOME FUND
Seeks . . . Long-term growth of capital and continuity of income by investing principally in dividend-paying common stocks and other equity securities.

SMALL COMPANY VALUE FUND
Seeks . . . A high level of growth of capital by investing principally in equity securities selected on the basis, in the investment adviser's opinion, of their potential for a high level of growth of capital.

FIXED INCOME FUND
Seeks . . . To provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities.

MUNICIPAL TRUST FUND
Seeks . . . To provide as high a level of total return as is consistent with capital preservation by investing principally in municipal securities. This investment objective, unlike most other municipal bond funds, is not to provide current income which is exempt from U.S. federal and/or state income tax. Please read carefully 'Investment Objectives and Policies-- Municipal Trust Fund.'

WINTHROP INTERNATIONAL FUNDS

DEVELOPING MARKETS FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries.

INTERNATIONAL EQUITY FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States.

WINTHROP MONEY FUNDS

MUNICIPAL MONEY FUND
Seeks . . . Maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes by investing principally in a diversified portfolio of municipal securities.

U.S. GOVERNMENT MONEY FUND
Seeks . . . Maximum current income, consistent with liquidity and safety of principal, by investing in a portfolio of U.S. Government securities.

Each Winthrop Fund is a diversified, open-end investment management company commonly known as a 'mutual fund.' The Focus Funds are portfolios of the Winthrop Focus Funds. The International Funds and the Money Funds are portfolios of the Winthrop Opportunity Funds (the 'Opportunity Funds'). Because the Focus Funds and the Opportunity Funds each offer multiple Funds, they are known as 'series funds.' They are empowered to establish additional Funds with different investment objectives and policies and offer additional classes of shares.

There can, of course, be no assurance that any Winthrop Fund will achieve its investment objective. See 'Investment Objectives and Policies' for a more detailed description of the investment objectives and policies of each of the Winthrop Funds.

PURCHASE INFORMATION

Shares of Winthrop Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through Winthrop's Distributor, Donaldson, Lufkin & Jenrette Securities Corporation, or by contacting your securities dealer.

The minimum initial investment in each Fund is $250 and the minimum for subsequent investments is $25. These minimums are waived for investments by certain types of accounts. Further information can be obtained from Winthrop at the address and telephone number shown on the back cover of this Prospectus. See 'Purchases, Redemptions and Shareholder Services.'

Shares of the Focus and International Funds may be purchased at a price equal to the net asset value of the Fund (i) plus, in the case of Class A shares, an initial sales charge imposed at the time of purchase or (ii) in the case of Class B shares, subject to a contingent deferred sales charge ('CDSC') upon redemption, which declines from 4% during the first year of purchase to zero after four years. See 'Expenses of Winthrop' and 'Purchases, Redemptions and Shareholder Services.'

Shares of the Money Funds may be purchased at a price equal to the net asset value of each Money Fund, which is expected to be $1.00 per share. See 'Net Asset Value.'

--------------------------------------------------------------------------------
                       SUMMARY OF WINTHROP FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES--Fund investors pay various expenses, either directly or indirectly. The purpose of the following tables and Examples is to assist investors in understanding the various costs which shareholders of Winthrop may bear. Maximum transaction costs when investing in a Fund have been summarized, and the annual expenses you would pay are estimated based on the expenses which were incurred by each Fund during the past fiscal year or for the most recent reimbursement policy in effect for the current fiscal year.

                                          FOCUS FUNDS                   INTERNATIONAL FUNDS           MONEY FUNDS
                                --------------------------------  --------------------------------  ---------------
SHAREHOLDER TRANSACTION             CLASS A          CLASS B          CLASS A          CLASS B
EXPENSES                           SHARES(1)        SHARES(2)        SHARES(1)        SHARES(2)
                                ---------------  ---------------  ---------------  ---------------
Maximum sales load imposed on
  purchases
  (as a percentage of offering
  price)......................       4.75%            None             5.75%            None             None

Maximum sales load imposed on
  reinvested dividends (as a
  percentage of offering
  price)......................       None             None             None             None             None

Deferred sales load (as a
  percentage of original
  purchase price or redemption
  proceeds, as applicable)....      None(3)         4%-0%(4)           None           4%-0%(4)           None

Redemption fees (as a
  percentage of amount
  redeemed)...................       None             None             None             None             None

Exchange fee..................       None             None             None             None             None

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC on redemptions within one year of purchase. See 'Purchases, Redemptions and Shareholder Services.'

(2) Class B shares of each Fund automatically convert to Class A shares after eight years. See 'Purchases, Redemptions and Shareholder Services.'

(3) Focus Fund Class A shareholders who received their shares upon conversion of shares purchased prior to February 28, 1996 may be subject to a CDSC as described under 'Purchases, Redemptions and Shareholder Services--Contingent Deferred Sales Charge on Converted Shares.'

(4) 4% during the first year decreasing 1% annually to 0% after the fourth year.

--------------------------------------------------------------------------------


                                         ANNUAL FUND
                                     OPERATING EXPENSES                                   EXAMPLES++
                                     -------------------     --------------------------------------------------------------------
FOCUS FUNDS
GROWTH FUND                          CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.75%       0.75%     After 1 year                $ 61                $ 61         $  21
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 89                $ 85         $  65
  Other expenses                       0.31%       0.31%     After 5 years               $118                $111         $ 111
                                     -------     -------
  Total fund operating expenses        1.36%       2.06%     After 10 years              $203                $221         $ 221
                                     -------     -------
                                     -------     -------

GROWTH AND INCOME FUND               CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.63%       0.63%     After 1 year                $ 59                $ 59         $  19
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 84                $ 80         $  60
  Other expenses                       0.29%       0.29%     After 5 years               $111                $104         $ 104
                                     -------     -------
  Total fund operating expenses        1.22%       1.92%     After 10 years              $188                $206         $ 206
                                     -------     -------
                                     -------     -------

SMALL COMPANY VALUE FUND             CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.77%       0.77%     After 1 year                $ 61                $ 61         $  21
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 88                $ 84         $  64
  Other expenses                       0.28%       0.28%     After 5 years               $118                $110         $ 110
                                     -------     -------
  Total fund operating expenses        1.35%       2.05%     After 10 years              $202                $220         $ 220
                                     -------     -------
                                     -------     -------

FIXED INCOME FUND                    CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.63%       0.63%     After 1 year                $ 57                $ 57         $  17

  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 78                $ 74         $  54
  Other expenses(b)                    0.07%       0.07%     After 5 years               $100                $ 92         $  92
                                     -------     -------
  Total fund operating
    expenses(b)                        1.00%       1.70%     After 10 years              $164                $182         $ 182
                                     -------     -------
                                     -------     -------

MUNICIPAL TRUST FUND                 CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.63%       0.63%     After 1 year                $ 57                $ 57         $  17
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 78                $ 74         $  54
  Other expenses(b)                    0.07%       0.07%     After 5 years               $100                $ 92         $  92
                                     -------     -------
  Total fund operating
    expenses(b)                        1.00%       1.70%     After 10 years              $164                $182         $ 182
                                     -------     -------
                                     -------     -------


--------------------------------------------------------------------------------
Refer to footnotes on following page.

--------------------------------------------------------------------------------
                       SUMMARY OF WINTHROP FUND EXPENSES
--------------------------------------------------------------------------------

                                         ANNUAL FUND
                                     OPERATING EXPENSES                                   EXAMPLES++
                                     -------------------     --------------------------------------------------------------------
INTERNATIONAL FUNDS
DEVELOPING MARKETS FUND              CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      1.25%       1.25%     After 1 year                $ 78                $ 69         $  29
  12b-1 fees(a)                        0.25%       1.00%     After 3 years               $121                $110         $  90
  Other expenses(b)                    0.65%       0.65%     After 5 years               $166                $153         $ 153
                                     -------     -------
  Total fund operating
    expenses(b)                        2.15%(c)    2.90%(c)  After 10 years              $291                $304         $ 304
                                     -------     -------
                                     -------     -------

INTERNATIONAL EQUITY FUND            CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**

                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      1.25%       1.25%     After 1 year                $ 78                $ 69         $  29
  12b-1 fees(a)                        0.25%       1.00%     After 3 years               $121                $110         $  90
  Other expenses(b)                    0.65%       0.65%     After 5 years               $166                $153         $ 153
                                     -------     -------
  Total fund operating
    expenses(b)                        2.15%(c)    2.90%(c)  After 10 years              $291                $305         $ 305
                                     -------     -------
                                     -------     -------


                                        ANNUAL FUND
                                     OPERATING EXPENSES                                  EXAMPLES+
                                     ------------------                                  ----------
MONEY FUNDS
MUNICIPAL MONEY FUND
  Management fees                           0.40%                     After 1 year          $  9
  12b-1 fees(e)                             0.25%                     After 3 years         $ 29
  Other expenses(b)                         0.25%                     After 5 years         $ 50
                                             ---
  Total fund operating
    expenses(b)                             0.90%                     After 10 years        $111
                                            ----
                                            ----

U.S. GOVERNMENT MONEY FUND
  Management fees                           0.40%                     After 1 years         $  9
  12b-1 fees(e)                             0.25%                     After 3 years         $ 29
  Other expenses(b)                         0.25%                     After 5 years         $ 50
                                            ----
  Total fund operating
    expenses(b)                             0.90%                     After 10 years        $111
                                             ---
                                             ---


--------------------------------------------------------------------------------


         * Assumes reinvestment of all dividends and redemption at end of period.
        ** Assumes reinvestment of all dividends and no redemption at end of period.
         + Shares purchased directly into a Money Fund will not be subject to Winthrop's CDSC and therefore the expenses paid by a Money
            Fund shareholder will remain unaffected by redemption.

        ++ Ten year figures assume conversion of Class B Shares to Class A shares at the end of the eighth year following the date of purchase.
       (a)  Long-term Class B shareholders may, over time, pay more in 12b-1
            Fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities
            Dealers, Inc. A portion of the 12b-1 Fees represents an asset-based sales charge. See 'Expenses of Winthrop-Distribution
            Agreement.'
       (b) Total Fund Operating Expenses have been adjusted to reflect the most recent reimbursement policy in effect. Referenced below is the amount of management fees voluntarily waived or expenses assumed by each Fund's adviser or its affiliates or, in the case of the International Equity Fund and the Developing Markets Fund, the Funds' adviser and subadviser. In addition, the table below shows what Other Expenses and Total Fund Operating Expenses would have been without such reimbursement during the past fiscal year or, in the case of the Municipal Money Fund and U.S. Government
            Money Fund, during the period from the Funds' inception on February 24, 1997 through October 31, 1997.





                                                                     TOTAL FUND
                                 VOLUNTARY ASSUMPTION  OTHER          OPERATING
                                     OF EXPENSES      EXPENSES        EXPENSES
                                     -----------      --------       ---------
Fixed Income Fund Class A                0.30%  0.37%           1.30%
Fixed Income Fund Class B                0.30%    0.37%           2.00%
Municipal Trust Fund Class A             0.44%    0.51%           1.44%
Municipal Trust Fund Class B             0.44%     0.51%           2.14%
Developing Markets Fund Class A          0.34%     0.99%           2.49%
Developing Markets Fund Class B          0.34%     0.99%           3.24%
International Equity Fund Class A        0.18%     0.83%           2.33%
International Equity Fund Class B        0.18%     0.83%           3.08%
Municipal Money Fund(d)                  0.40%     0.65%           1.30%
U.S. Government Money Fund(d)            0.45%     0.70%           1.35%



            For the Funds referenced, the Funds' investment adviser or its affiliates or, in the case of the Developing Markets Fund and the International Equity Fund, the Funds' investment adviser and investment subadviser have agreed to the current reimbursement policy through April 30, 1998. After April 30, this practice may be discontinued with respect to any of the above Winthrop Funds.
       (c)  The expense ratios for each class of shares of the Developing
            Markets Fund and the International Equity Fund are higher than those paid by most other investment companies, but Wood,

            Struthers & Winthrop Management Corp. (as adviser) and AXA Asset
            Management Partenaires (as subadviser) believe the fees are comparable to those paid by investment companies of similar investment orientation.
       (d)  Annualized
       (e) The maximum allowable amount payable for distributing shares is .40 of 1% of the average daily net assets of each Money Fund. The
            Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.


For each Fund and share class, the Examples show the cumulative expenses a shareholder would pay on a hypothetical $1,000 investment over various periods assuming that the investment appreciated at a 5% annual rate of return. The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Winthrop has entered into a Distribution Agreement and 12b-1 Plan for each class of each Fund pursuant to which a 12b-1 fee is paid to Winthrop's distributor each month. The 12b-1 fee for each class is comprised of a service fee not exceeding .25% of the average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the 12b-1 fee. See 'Expenses of Winthrop--Distribution Agreement.'

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights, except as noted otherwise, have been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. Financial statements and related notes are included in the Statement of Additional Information, which is available upon request. Additional information about the performance of the Focus Funds and the Opportunity Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge.


Contained on the following pages is per share operating performance data for a share of beneficial interest outstanding for each class of each Fund, total investment return, ratios to average net assets and other supplemental data for each period indicated. Prior to February 28, 1996, the Focus Funds offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Focus Funds for periods prior to such date have been obtained from the financial statements for the Funds' sole class of shares outstanding during such prior fiscal years.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                          NET ASSET                    NET REALIZED                 DIVIDENDS
                                           VALUE,          NET        AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   FROM CAPITAL
                                          OF PERIOD   INCOME (LOSS)   ON SECURITIES    OPERATIONS     INCOME         GAINS
                                          ---------   -------------   --------------   ----------   ----------   -------------
GROWTH FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 12.69       $ 0.028         $  3.065       $  3.093     $ (0.048)      $(1.175)
    Year Ended October 31, 1996.........     11.35         0.053            2.107          2.160       (0.038)       (0.782)
    Year Ended October 31, 1995.........     10.82         0.037            1.190          1.227       (0.012)       (0.685)
    Year Ended October 31, 1994.........     10.97         0.014            0.435          0.449           --        (0.599)
    Year Ended October 31, 1993.........     11.10         0.061            1.386          1.447       (0.077)       (1.500)
    Year Ended October 31, 1992.........     11.45         0.123            0.418          0.541       (0.163)       (0.728)
    Year Ended October 31, 1991.........      9.20         0.148            2.512          2.660       (0.198)       (0.212)
    Year Ended October 31, 1990.........     11.69         0.270           (1.355)        (1.085)      (0.244)       (1.161)
    Year Ended October 31, 1989.........     10.49         0.276            1.832          2.108       (0.437)       (0.471)
    Year Ended October 31, 1988.........      9.65         0.210            0.888          1.098       (0.051)       (0.207)

  CLASS B
    Year Ended October 31, 1997.........     12.63        (0.030)           3.016          2.986       (0.031)       (1.175)
    Year Ended October 31, 1996++++.....     11.88        (0.013)           0.763          0.750           --            --

GROWTH AND INCOME FUND
  CLASS A+
    Year Ended October 31, 1997.........   $ 17.18       $ 0.211         $  4.588       $  4.799     $ (0.214)      $(1.675)
    Year Ended October 31, 1996.........     14.57         0.266            2.935          3.201       (0.241)       (0.350)
    Year Ended October 31, 1995.........     13.38         0.254            1.769          2.023       (0.266)       (0.567)
    Year Ended October 31, 1994.........     13.42         0.244            0.358          0.602       (0.223)       (0.419)
    Year Ended October 31, 1993.........     12.35         0.270            1.720          1.990       (0.271)       (0.649)
    Year Ended October 31, 1992*........     12.03         0.083            0.572          0.655       (0.165)       (0.170)
    Year Ended June 30, 1992............     11.70         0.320            0.916          1.236       (0.234)       (0.672)
    Year Ended June 30, 1991............     12.48         0.380            0.010          0.390       (0.386)       (0.784)
    Year Ended June 30, 1990............     12.68         0.565            0.703          1.268       (0.562)       (0.906)
    Year Ended June 30, 1989............     11.64         0.464            1.549          2.013       (0.577)       (0.396)
    Year Ended June 30, 1988............     14.58         0.423           (2.016)        (1.593)      (0.415)       (0.932)

  CLASS B
    Year Ended October 31, 1997.........     17.15         0.079            4.577          4.656       (0.071)       (1.675)
    Year Ended October 31, 1996++++.....     16.05         0.136            1.109          1.245       (0.145)           --

SMALL COMPANY VALUE FUND
  CLASS A+
    Year Ended October 31, 1997.........   $ 18.41       $ 0.073         $  5.661       $  5.734     $ (0.081)      $(0.723)
    Year Ended October 31, 1996.........     16.61         0.084            2.162          2.246       (0.037)       (0.409)
    Year Ended October 31, 1995.........     15.65         0.035            1.621          1.656           --        (0.696)

    Year Ended October 31, 1994.........     16.11         0.105            0.603          0.708       (0.026)       (1.142)
    Year Ended October 31, 1993.........     14.00         0.123            3.195          3.318       (0.011)       (1.197)
    Year Ended October 31, 1992**.......     14.16         0.011            1.482          1.493       (0.027)       (1.626)
    Year Ended December 31, 1991........     10.16         0.023            5.090          5.113       (0.024)       (1.089)
    Year Ended December 31, 1990........     11.90         0.157           (1.720)        (1.563)      (0.177)           --
    Year Ended December 31, 1989........     12.64         0.062            1.962          2.024       (0.062)       (2.702)
    Year Ended December 31, 1988........     11.52         0.018            3.391          3.409       (0.009)       (2.280)
    Year Ended December 31, 1987........     13.35        (0.066)          (1.225)        (1.291)          --        (0.540)

  CLASS B
    Year Ended October 31, 1997.........     18.34        (0.021)           5.576          5.555       (0.052)       (0.723)
    Year Ended October 31, 1996++++.....     17.41        (0.023)           0.953          0.930           --            --


------------------------------------------
 * For the period 7/1/92 to 10/31/92.
** For the period 1/1/92 to 10/31/92.

 + Financial highlights for the years ended June 30 for the Growth and Income
   Fund and December 31 for the Small Company Value Fund were previously audited by auditors other than Ernst & Young LLP whose reports thereon were unqualified.

++++ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.
++ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                NET ASSET                                   NET ASSETS
                                                TOTAL            VALUE,                TOTAL               END OF PERIOD
                                            DISTRIBUTIONS     END OF PERIOD           RETURN++             (000 OMITTED)
                                            -------------     -------------     --------------------       -------------
GROWTH FUND
  CLASS A
    Year Ended October 31, 1997.........      $  (1.223)         $ 14.56                26.48%               $  82,926
    Year Ended October 31, 1996.........         (0.820)           12.69                20.32                   68,096
    Year Ended October 31, 1995.........         (0.697)           11.35                12.21                   55,946
    Year Ended October 31, 1994.........         (0.599)           10.82                 4.15                   52,455
    Year Ended October 31, 1993.........         (1.577)           10.97                14.36                   49,446
    Year Ended October 31, 1992.........         (0.891)           11.10                 4.66                   48,678
    Year Ended October 31, 1991.........         (0.410)           11.45                29.71                   50,426

    Year Ended October 31, 1990.........         (1.405)            9.20               (11.05)                  42,937
    Year Ended October 31, 1989.........         (0.908)           11.69                21.72                   53,142
    Year Ended October 31, 1988.........         (0.258)           10.49                11.72                   52,626

  CLASS B
    Year Ended October 31, 1997.........         (1.206)           14.41                25.66                   10,378
    Year Ended October 31, 1996++++.....             --            12.63                 6.40                    3,177

GROWTH AND INCOME FUND
  CLASS A+
    Year Ended October 31, 1997.........      $  (1.889)         $ 20.09                30.53%               $ 145,586
    Year Ended October 31, 1996.........         (0.591)           17.18                22.60                  113,803
    Year Ended October 31, 1995.........         (0.833)           14.57                16.10                   87,975
    Year Ended October 31, 1994.........         (0.642)           13.38                 4.58                   67,020
    Year Ended October 31, 1993.........         (0.920)           13.42                16.93                   52,166
    Year Ended October 31, 1992*........         (0.335)           12.35                16.39(1)                46,457
    Year Ended June 30, 1992............         (0.906)           12.03                10.45                   45,342
    Year Ended June 30, 1991............         (1.170)           11.70                 3.86                   47,340
    Year Ended June 30, 1990............         (1.468)           12.48                10.13                   50,687
    Year Ended June 30, 1989............         (0.973)           12.68                18.36                   52,337
    Year Ended June 30, 1988............         (1.347)           11.64               (10.20)                  55,404

  CLASS B
    Year Ended October 31, 1997.........         (1.746)           20.06                29.59                   19,664
    Year Ended October 31, 1996++++.....         (0.145)           17.15                 7.67                    6,545

SMALL COMPANY VALUE FUND
  CLASS A+
    Year Ended October 31, 1997.........      $  (0.804)         $ 23.34                32.48%               $ 283,001
    Year Ended October 31, 1996.........         (0.446)           18.41                13.80                  227,716
    Year Ended October 31, 1995.........         (0.696)           16.61                11.10                  202,730
    Year Ended October 31, 1994.........         (1.168)           15.65                 4.67                  144,624
    Year Ended October 31, 1993.........         (1.208)           16.11                25.34                   77,903
    Year Ended October 31, 1992**.......         (1.653)           14.00                13.95(1)                39,683
    Year Ended December 31, 1991........         (1.113)           14.16                50.55                   32,340
    Year Ended December 31, 1990........         (0.177)           10.16               (13.12)                  22,041
    Year Ended December 31, 1989........         (2.764)           11.90                16.25                   24,999
    Year Ended December 31, 1988........         (2.289)           12.64                29.59                   21,821
    Year Ended December 31, 1987........         (0.540)           11.52               (10.61)                  21,081

  CLASS B
    Year Ended October 31, 1997.........         (0.775)           23.12                31.55                   18,395
    Year Ended October 31, 1996++++.....             --            18.34                 5.28                    6,305

    RATIO OF          RATIO OF NET                      AVERAGE
    EXPENSES        INVESTMENT INCOME     PORTFOLIO    COMMISSION
                                           TO AVERAGE       (LOSS) TO AVERAGE     TURNOVER        RATE
                                          NET ASSETS(2)       NET ASSETS(2)         RATE        PAID(3)
                                          -------------     -----------------     --------     ----------
GROWTH FUND
  CLASS A
    Year Ended October 31, 1997.........       1.36%               0.21%             41.1%       $ 0.07

    Year Ended October 31, 1996.........       1.48                0.47              60.6          0.06
    Year Ended October 31, 1995.........       1.63                0.35             101.7           N/A
    Year Ended October 31, 1994.........       1.65                0.06              28.2           N/A
    Year Ended October 31, 1993.........       1.36                0.56              61.7           N/A
    Year Ended October 31, 1992.........       1.26                1.11              65.7           N/A
    Year Ended October 31, 1991.........       1.34                1.40              31.7           N/A
    Year Ended October 31, 1990.........       1.33                2.53              68.2           N/A
    Year Ended October 31, 1989.........       1.37                2.53              64.3           N/A
    Year Ended October 31, 1988.........       1.37                2.15              42.3           N/A

  CLASS B
    Year Ended October 31, 1997.........       2.06               (0.51)             41.1          0.07
    Year Ended October 31, 1996++++.....       2.17(1)            (0.34) (1)         60.6          0.06

GROWTH AND INCOME FUND
  CLASS A+
    Year Ended October 31, 1997.........       1.22%               1.15%             19.8%       $ 0.06
    Year Ended October 31, 1996.........       1.36                1.68              44.0          0.06
    Year Ended October 31, 1995.........       1.58                1.94              31.8           N/A
    Year Ended October 31, 1994.........       1.64                1.88              25.9           N/A
    Year Ended October 31, 1993.........       1.33                2.12              36.4           N/A
    Year Ended October 31, 1992*........       1.32(1)             1.99(1)           14.4           N/A
    Year Ended June 30, 1992............       1.35                2.62              29.0           N/A
    Year Ended June 30, 1991............       1.23                3.25              48.0           N/A
    Year Ended June 30, 1990............       1.21                4.35              41.0           N/A
    Year Ended June 30, 1989............       1.19                3.92              46.0           N/A
    Year Ended June 30, 1988............       1.17                3.35              38.0           N/A

  CLASS B
    Year Ended October 31, 1997.........       1.92                0.39              19.8          0.06
    Year Ended October 31, 1996++++.....       1.99(1)             1.06(1)           44.0          0.06

SMALL COMPANY VALUE FUND
  CLASS A+
    Year Ended October 31, 1997.........       1.35%               0.37%             21.1%       $ 0.06
    Year Ended October 31, 1996.........       1.47                0.48              35.1          0.06
    Year Ended October 31, 1995.........       1.64                0.23              25.1           N/A
    Year Ended October 31, 1994.........       1.70               (0.04)             31.6           N/A
    Year Ended October 31, 1993.........       1.44                0.32             134.3           N/A
    Year Ended October 31, 1992**.......       1.74(1)             0.10(1)          164.1           N/A
    Year Ended December 31, 1991........       1.89                0.18              91.3           N/A
    Year Ended December 31, 1990........       1.98                1.45              87.6           N/A
    Year Ended December 31, 1989........       1.84                0.43             107.4           N/A
    Year Ended December 31, 1988........       1.93                0.13             107.9           N/A
    Year Ended December 31, 1987........       1.69               (0.49)            117.4           N/A

  CLASS B
    Year Ended October 31, 1997.........       2.05               (0.32)             21.1          0.06
    Year Ended October 31, 1996++++.....       2.15(1)            (0.34) (1)         35.1          0.06


------------------------------------------


(1) Annualized


(2) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Growth and Income Fund, .01%. .08%, .03%, .03%, and .03% for the years ended 6/30/92, 91, 90, 89 and
    88, respectively; and Small Company Value Fund, .01% and .06% for the years ended 12/31/91 and 90, respectively.


(3) For fiscal years beginning after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of equity securities.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                          NET ASSET                    NET REALIZED                 DIVIDENDS
                                           VALUE,          NET        AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   FROM CAPITAL
                                          OF PERIOD   INCOME (LOSS)   ON SECURITIES    OPERATIONS     INCOME         GAINS
                                          ---------   -------------   --------------   ----------   ----------   -------------
FIXED INCOME FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 10.07       $ 0.575         $  0.090       $  0.665     $ (0.575)      $    --
    Year Ended October 31, 1996.........     10.22         0.577           (0.150)         0.427       (0.577)           --
    Year Ended October 31, 1995.........      9.66         0.588            0.560          1.148       (0.588)           --
    Year Ended October 31, 1994.........     10.93         0.567           (1.027)        (0.460)      (0.567)       (0.243)
    Year Ended October 31, 1993.........     10.40         0.622            0.567          1.189       (0.622)       (0.037)
    Year Ended October 31, 1992.........     10.08         0.695            0.320          1.015       (0.695)           --
    Year Ended October 31, 1991.........      9.57         0.773            0.510          1.283       (0.773)           --
    Year Ended October 31, 1990.........      9.72         0.809           (0.150)         0.659       (0.809)           --
    Year Ended October 31, 1989.........      9.52         0.830            0.200          1.030       (0.830)           --
    Year Ended October 31, 1988.........      9.26         0.749            0.260          1.009       (0.749)           --

  CLASS B
    Year Ended October 31, 1997.........     10.07         0.504            0.090          0.594       (0.504)           --
    Year Ended October 31, 1996++++.....     10.22         0.339           (0.150)         0.189       (0.339)           --

MUNICIPAL TRUST FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 10.01       $ 0.445         $  0.280       $  0.725     $ (0.445)      $    --
    Year Ended October 31, 1996.........     10.06         0.425           (0.050)         0.375       (0.425)           --
    Year Ended October 31, 1995.........      9.51         0.389            0.550          0.939       (0.389)           --
    Year Ended October 31, 1994.........     10.10         0.365           (0.590)        (0.225)      (0.365)           --

    Year Ended October 31, 1993*........     10.00         0.085            0.100          0.185       (0.085)           --

  CLASS B
    Year Ended October 31, 1997.........     10.01         0.370            0.280          0.650       (0.370)           --
    Year Ended October 31, 1996++++.....     10.12         0.248           (0.110)         0.138       (0.248)           --

INTERNATIONAL EQUITY FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 10.38       $(0.070)        $  1.110       $   1.04     $     --       $    --
    Year Ended October 31, 1996.........      9.58        (0.040)           0.840          0.800           --            --
    Year Ended October 31, 1995**.......     10.00            --           (0.420)        (0.420)          --            --

  CLASS B
    Year Ended October 31, 1997.........     10.29        (0.150)           1.100          0.950           --            --
    Year Ended October 31, 1996.........      9.57        (0.130)           0.850          0.720           --            --
    Year Ended October 31, 1995**.......     10.00        (0.020)          (0.410)        (0.430)          --            --

DEVELOPING MARKETS FUND
  CLASS A
    Year Ended October 31, 1997.........   $  9.96       $(0.020)        $ (0.400)      $ (0.420)    $     --       $(0.020)
    Year Ended October 31, 1996.........      9.53        (0.010)           0.440          0.430           --            --
    Year Ended October 31, 1995**.......     10.00            --           (0.470)        (0.470)          --            --

  CLASS B
    Year Ended October 31, 1997.........      9.86        (0.190)          (0.290)        (0.480)          --        (0.020)
    Year Ended October 31, 1996.........      9.52        (0.080)           0.420          0.340           --            --
    Year Ended October 31, 1995**.......     10.00        (0.010)          (0.470)        (0.480)          --            --

MUNICIPAL MONEY FUND
    Period Ended October 31, 1997+......   $  1.00       $ 0.020         $     --       $  0.020     $ (0.020)      $    --

U.S. GOVERNMENT MONEY FUND
    Period Ended October 31, 1997+......   $  1.00       $ 0.032         $     --       $  0.032     $ (0.032)      $    --


------------------------------------------


    *  Commencement of operations for the Municipal Trust Fund was July 28,
       1993.
   ** Commencement of operations for the International Equity Fund and the Developing Markets Fund was September 8, 1995.
    +  Commencement of operations for the Municipal Money Fund and the U.S.
       Government Money Fund was February 24, 1997.
   ++ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++++  For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                             RATIO OF
                                                            NET ASSET                     NET ASSETS         EXPENSES
                                            TOTAL            VALUE,          TOTAL       END OF PERIOD      TO AVERAGE
                                        DISTRIBUTIONS     END OF PERIOD     RETURN++     (000 OMITTED)     NET ASSETS(2)
                                        -------------     -------------     --------     -------------     -------------
FIXED INCOME FUND
  CLASS A
    Year Ended October 31, 1997.........   $(0.575)          $ 10.16           6.84%        $54.755             1.00%
    Year Ended October 31, 1996.........    (0.577)            10.07           4.34          56,388             1.00
    Year Ended October 31, 1995.........    (0.588)            10.22          12.23          53,885             1.00
    Year Ended October 31, 1994.........    (0.810)             9.66          (4.37)         39,150             0.93
    Year Ended October 31, 1993.........    (0.659)            10.93          11.79          40,881             0.83
    Year Ended October 31, 1992.........    (0.695)            10.40          10.37          32,358             0.51
    Year Ended October 31, 1991.........    (0.773)            10.08          13.92          23,783               --
    Year Ended October 31, 1990.........    (0.809)             9.57           7.14          10,300               --
    Year Ended October 31, 1989.........    (0.830)             9.72          11.42           5,861               --
    Year Ended October 31, 1988.........    (0.749)             9.52          11.27           5,335             0.32

  CLASS B
    Year Ended October 31, 1997.........    (0.504)            10.16           6.10           3,375             1.70
    Year Ended October 31, 1996++++.....    (0.339)            10.07           2.23           1,629             1.70(1)

MUNICIPAL TRUST FUND
  CLASS A
    Year Ended October 31, 1997.........   $(0.445)          $ 10.29           7.37%        $35,878             0.70%
    Year Ended October 31, 1996.........    (0.425)            10.01           3.83          38,794             0.80
    Year Ended October 31, 1995.........    (0.389)            10.06          10.06          39,059             1.00
    Year Ended October 31, 1994.........    (0.365)             9.51          (2.27)         34,470             0.83
    Year Ended October 31, 1993*........    (0.085)            10.10           7.15(1)       33,794             0.75(1)

  CLASS B
    Year Ended October 31, 1997.........    (0.370)            10.29           6.62             546             1.40
    Year Ended October 31, 1996++++.....    (0.248)            10.01           1.42             489             1.23(1)

INTERNATIONAL EQUITY FUND
  CLASS A
    Year Ended October 31, 1997.........   $    --           $ 11.42          10.02%        $44,316             2.15%
    Year Ended October 31, 1996.........        --             10.38           8.35          42,170             2.15

    Year Ended October 31, 1995**.......        --              9.58          (4.20)         28,819             2.15(1)

  CLASS B
    Year Ended October 31, 1997.........        --             11.24           9.23           6,821             2.90
    Year Ended October 31, 1996.........        --             10.29           7.52           4,955             2.90
    Year Ended October 31, 1995**.......        --              9.57          (4.30)          1,803             2.90(1)

DEVELOPING MARKETS FUND
  CLASS A
    Year Ended October 31, 1997.........   $(0.020)          $  9.52          (4.18)%       $29,402             2.15%
    Year Ended October 31, 1996.........        --              9.96           4.51          36,918             2.15
    Year Ended October 31, 1995**.......        --              9.53          (4.70)         14,622             2.15(1)

  CLASS B
    Year Ended October 31, 1997.........    (0.020)             9.36          (4.83)          4,941             2.90
    Year Ended October 31, 1996.........        --              9.86           3.57           3,641             2.90
    Year Ended October 31, 1995**.......        --              9.52          (4.80)          1,004             2.90(1)

MUNICIPAL MONEY FUND
    Period Ended October 31, 1997+......   $(0.020)          $  1.00           2.90%(1)     $38,681             0.90%(1)

U.S. GOVERNMENT MONEY FUND
    Period Ended October 31, 1997+......   $(0.032)          $  1.00           4.68%(1)     $35,174             0.90%(1)


                                            RATIO OF NET                      AVERAGE
                                          INVESTMENT INCOME     PORTFOLIO    COMMISSION
                                          (LOSS) TO AVERAGE     TURNOVER        RATE
                                            NET ASSETS(2)         RATE        PAID(3)
                                          -----------------     --------     ----------
FIXED INCOME FUND
  CLASS A
    Year Ended October 31, 1997.........         5.74%            119.3%          N/A
    Year Ended October 31, 1996.........         5.72              90.2           N/A
    Year Ended October 31, 1995.........         5.90              66.1           N/A
    Year Ended October 31, 1994.........         5.58              55.9           N/A
    Year Ended October 31, 1993.........         5.79              95.6           N/A
    Year Ended October 31, 1992.........         6.71              62.8           N/A
    Year Ended October 31, 1991.........         7.75              35.9           N/A
    Year Ended October 31, 1990.........         8.34              37.9           N/A
    Year Ended October 31, 1989.........         8.74              30.3           N/A
    Year Ended October 31, 1988.........         7.96              48.2           N/A

  CLASS B
    Year Ended October 31, 1997.........         4.99             119.3           N/A
    Year Ended October 31, 1996++++.....         5.03(1)           90.2           N/A

MUNICIPAL TRUST FUND
  CLASS A
    Year Ended October 31, 1997.........         4.38%             84.3%          N/A
    Year Ended October 31, 1996.........         4.26              79.3           N/A
    Year Ended October 31, 1995.........         3.97              49.3           N/A

    Year Ended October 31, 1994.........         3.71              42.5           N/A
    Year Ended October 31, 1993*........         3.28(1)             --           N/A

  CLASS B
    Year Ended October 31, 1997.........         3.66              84.3           N/A
    Year Ended October 31, 1996++++.....         3.81(1)           79.3           N/A

INTERNATIONAL EQUITY FUND
  CLASS A
    Year Ended October 31, 1997.........        (0.59)%            73.9%       $ 0.05
    Year Ended October 31, 1996.........        (0.39)             94.1          0.04
    Year Ended October 31, 1995**.......        (0.02) (1)           --           N/A

  CLASS B
    Year Ended October 31, 1997.........        (1.32)             73.9          0.05
    Year Ended October 31, 1996.........        (1.25)             94.1          0.04
    Year Ended October 31, 1995**.......        (1.77) (1)           --           N/A

DEVELOPING MARKETS FUND
  CLASS A
    Year Ended October 31, 1997.........        (0.17)%            52.8%       $ 0.02
    Year Ended October 31, 1996.........        (0.14)             26.8          0.03
    Year Ended October 31, 1995**.......         0.32(1)             --           N/A

  CLASS B
    Year Ended October 31, 1997.........        (1.74)             52.8          0.02
    Year Ended October 31, 1996.........        (0.83)             26.8          0.03
    Year Ended October 31, 1995**.......        (1.00) (1)           --           N/A

MUNICIPAL MONEY FUND
    Period Ended October 31, 1997+......         2.87%(1)           N/A           N/A

U.S. GOVERNMENT MONEY FUND
    Period Ended October 31, 1997+......         4.65%(1)           N/A           N/A


------------------------------------------

(1) Annualized


(2) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Fixed Income Fund Class A shares, .30%, .34%, .51%, .67%, .58%, .98%, 2.19%, 2.92%, 2.91% and 1.68%
    for the years ended 10/31/97, 96, 95, 94, 93, 92, 91, 90, 89 and 88, respectively; Fixed Income Fund Class B shares, .30% for the year ended 10/31/97 and .34% (annualized) for the period 2/28/96 through 10/31/96; Municipal Trust Fund Class A shares, .74%, .64%, .58%, .77% and 1.15% (annualized) for the years ended 10/31/97, 96, 95, 94 and 93, respectively; Municipal Trust Fund Class B shares, .74% for the year ended 10/31/97 and .64% (annualized) for the period 2/28/96 through 10/31/96; Developing Markets Fund Class A and Class B shares, .34%, .54% and .60% (annualized) for the years ended 10/31/97, 96 and 95, respectively; International Equity

    Fund Class A and Class B shares, .18%, .27% and .60% for the years ended 10/31/97, 96 and 95, respectively; Municipal Money Fund, .40% (annualized) for the period ended 10/31/97; and U.S. Government Money Fund, .45% (annualized) for the period ended 10/31/97.


(3) For fiscal years beginning after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of equity securities. The average commission rate paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rates shown.

        ---------------------------------------------------------------
                                  INTRODUCTION
        ---------------------------------------------------------------

Each of Winthrop's Funds is a separate pool of assets constituting, in effect, a separate Fund with its own investment objective and policies. (See 'Investment Objectives and Policies.') A shareholder may utilize Winthrop's exchange privilege to transfer assets to the same class of shares in another Winthrop Fund or to shares of the Money Funds in accordance with his or her changing perception of the relative investment potential of each investment alternative. (See 'Purchases, Redemptions and Shareholder Services-- Additional Shareholder Services.') Shareholders of all classes of a Fund are entitled to their pro rata share of any dividends and distributions arising from that Fund's assets except that with respect to each Fund, each class of shares bears different distribution expenses. (See 'Dividends, Distributions and Taxes.') Upon redeeming shares of a Fund, the shareholder will receive the next-determined net asset value of that Fund represented by the redeemed shares less the applicable contingent deferred sales charge, if any. (See 'Purchases, Redemptions and Shareholder Services.')

A shareholder will pay a higher 12b-1 Fee after exchanging Class A shares of the International Funds (.25 of 1% annually) for Class A shares of the Focus Funds (.30 of 1% annually) or after exchanging shares of the Money Funds (.25 of 1% annually) for Class A shares of the Focus Funds or for Class B shares of either the Focus Funds or the International Funds (1% annually). (See 'Purchases, Redemptions and Shareholder Services.')

Wood Struthers & Winthrop Management Corp. ('WSWMC') acts as the investment adviser to the Focus Funds and the International Funds. DLJ Investment Management Corp. ('DLJIM') acts as the investment adviser to the Money Funds. WSWMC and DLJIM (each, an 'Adviser' and together, the 'Advisers') are subsidiaries of Donaldson, Lufkin & Jenrette Securities Corporation, the Funds' distributor. (See 'Management' for a more detailed discussion of the Funds' investment advisers and investment advisory services).


This Prospectus sets forth information about all the Funds. The Opportunity Funds and the Focus Funds are different legal entities and are separately offering their securities hereby. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of each Fund are fundamental policies of that Fund and may not be changed without the approval of that Fund's shareholders. Except as set forth in the Funds' Statements of Additional Information, or as otherwise indicated below, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Board of Trustees (the 'Trustees') of such Fund without a shareholder vote. A more detailed explanation of the Funds' policies and the securities and instruments they may buy or use is contained in each Fund's Statement of Additional Information, which is available upon request.


The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any of the Funds will achieve its respective investment objective.

        ---------------------------------------------------------------
                                THE FOCUS FUNDS
        ---------------------------------------------------------------


WINTHROP GROWTH FUND


The investment objective of the Winthrop Growth Fund (the 'Growth Fund') is long-term capital appreciation. Investments will be made based upon their potential for long-term capital appreciation. However, the Growth Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Growth Fund's investment objective.

It is the policy of the Growth Fund to invest principally in common stock, securities convertible into common stock and other equity securities (i.e., preferred stock, interests in master limited partnerships) of well-known and established companies (generally, companies in operation for more than three years) as well as new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation. Investments in new and unseasoned companies which have limited operating histories may involve risks not present in investments in established and well-known companies.

Under normal circumstances, the Growth Fund will have at least 65% of the value of its total assets invested in equity securities of companies which in the opinion of the Adviser have long-term capital appreciation potential. The selection of securities on the basis of their appreciation possibilities provides an opportunity for greater capital gain which may involve a corresponding greater risk of capital loss than would the selection of a more conservative equity portfolio. However, the Growth Fund reserves the right, when the Adviser determines it is appropriate, to invest in investment grade short-term fixed income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes without regard for the above limitation. In addition, under normal circumstances the Growth Fund may invest up to 35% of the value of its total assets in equity securities selected on a basis other than long-term capital appreciation potential, investment grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances and other financial instruments. The Growth Fund may invest only in debt securities that are of investment grade quality at the time of purchase. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.')

It is the policy of the Growth Fund to invest in companies or industries believed to offer the opportunity for long-term capital appreciation.

The Adviser applies extensive research on the growth prospects of stocks the Growth Fund is considering buying. Target companies normally have a market capitalization of at least $1 billion at the time of purchase, and the Adviser seeks to identify companies with growth rates that it expects will exceed that of the S&P 500 index. In addition, with the exception of the electric and the gas utilities sectors, the Fund is 'sector neutral,' which means that the Adviser allocates its assets among industries in proportion to the sector allocation of the S&P 500 index. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices.

The Growth Fund may invest in both listed and unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities. The Growth Fund may also (i) invest up to 10% of the value of its total assets in foreign securities, (ii) invest no more than 10% of its net assets (determined at the time of purchase) in restricted securities or other instruments having no ready market, (iii) invest up to 5% of its total assets in warrants, and (iv) to minimize the effect of a market decline on the value of its securities, write covered call options on securities or stock indices.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


WINTHROP GROWTH AND INCOME FUND


The investment objective of the Winthrop Growth and Income Fund (the 'Growth and Income Fund') is long-term capital appreciation and continuity of income. The Growth and Income Fund pursues its investment objective by investing principally in dividend-paying common stock and diversifying its investments among different industries and different companies. Accordingly, the Growth and Income Fund invests in securities on the basis of the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential cannot ensure against possible loss in value.

The Growth and Income Fund may invest in common stock, securities convertible into common stock, preferred stock, debt securities that are of investment grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'), municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments, such as commercial paper, bankers acceptances and other financial instruments. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.') Although the Growth and Income Fund emphasizes investment in common stock, there is no fixed proportion of the Growth and Income Fund's assets that must be invested in particular types of securities. The proportion of assets to be invested in various types of securities will be determined from time to time by the Adviser.

The Growth and Income Fund may invest in both listed and unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities. The Growth and Income Fund may also (i) invest up to 10% of the value of its total assets in foreign securities, (ii) invest no more than 10% of its net assets (determined at the time of purchase) in restricted securities or other instruments having no ready market, and (iii) to minimize the effect of a market decline in the value of its securities, write covered call options on securities or stock indices.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


WINTHROP SMALL COMPANY VALUE FUND


The investment objective of the Winthrop Small Company Value Fund (the 'Small Company Value Fund') is a high level of growth of capital. The Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

It is the policy of the Small Company Value Fund to invest principally in common stock and securities convertible into common stock, but it may, when deemed appropriate by the Adviser, invest part of its assets in preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Small Company Value Fund's total assets will be invested in equity securities of small market capitalization companies, which, for the purposes of the Small Company Value Fund, are those companies with a market capitalization of $2 billion or less at the time of purchase. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making larger sales of portfolio securities, the Small Company Value Fund may have to sell such securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Small Company Value Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Small Company Value Fund than in a fund that invests in larger, more established companies.

The Small Company Value Fund will pursue its investment objective by employing the value-oriented investment approach. The Small Company Value Fund seeks securities that appear to be underpriced and are issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Small Company Value Fund tries to enhance the potential for appreciation and limit the risk of decline in the value of its portfolio. The Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued, based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. In addition, to further reduce risk, the Small Company Value Fund diversifies its holdings among many companies and industries. Other factors considered in the selection of securities include whether a company has an established presence in its industry, a product or market niche or whether management owns a significant stake in the company's operation.

The Small Company Value Fund may also invest in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. In general, a special situation company is a company whose securities could reasonably be expected to be accorded market recognition within a foreseeable period of time at an appreciated value solely by reason of a development particularly or uniquely applicable to that company. The principal risk associated with investment in special situation companies is that if the anticipated development does not occur, the investment is likely not to appreciate or may decline. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantages, or acquiring new management. The Small Company Value Fund will not, however, invest more than 10% of its assets (at the time of purchase) in equity securities of companies (including predecessors) that have less than three years of operations.

In addition to common stock and securities convertible into common stock, the Small Company Value Fund may invest in preferred stock, investment grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities and convertible securities), U.S. Government Securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.') The Small Company Value Fund will not invest more than 35% of its total assets in investment grade debt securities, each determined at the time of purchase.

The Small Company Value Fund may invest in securities listed on a securities exchange and securities traded in the over-the-counter markets. A greater proportion of the securities in which the Fund invests may not be listed on any national securities exchange as compared with an investment company that invests primarily in securities of larger companies. Securities not listed on a national securities exchange may be less liquid and more volatile than listed securities.

The Small Company Value Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio. However, the Small Company Value Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its assets. The Small Company Value Fund may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Small Company Value Fund is limited to an investment not in excess of 5% of its total assets.


The Small Company Value Fund may also (i) invest up to 20% of the value of its total assets in foreign securities, (ii) invest up to 5% of its total assets in rights or warrants, and (iii) invest no more than 10% of its net assets (determined at the time of purchase) in instruments having no ready market, provided that the Small Company Value Fund will not invest in restricted securities.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


WINTHROP FIXED INCOME FUND



The investment objective of the Winthrop Fixed Income Fund (the 'Fixed Income Fund') is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and nonconvertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. Total return means the sum of interest income, dividend income (if any) and capital gains less capital losses. Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

Specifically, the investment policies of the Fixed Income Fund permit it to invest, without restriction, in the following types of securities:

 (1) Bonds, including municipal bonds (taxable and tax-exempt, including, among others, special and general obligation bonds and industrial development bonds) and other debt securities, which are rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ('Moody's'), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ('S&P');

 (2) U.S. Government Securities;

 (3) Obligations issued or guaranteed by national or state bank holding companies, which obligations are not rated as a matter of policy by either Moody's or S&P, but which, in the opinion of the Adviser (on the basis of criteria believed by the Adviser to be comparable to that used by nationally recognized statistical rating organizations for assigning ratings), meet the Fixed Income Fund's investment objective; and

 (4) Commercial paper rated Prime-1 by Moody's or A-1 + or A-1 by S&P.

The Fixed Income Fund may also invest not more than 25% (in the aggregate) of its total assets at the time of investment in (i) debt securities rated Baa or MIG-2 by Moody's or BBB or SP-2 by S&P and (ii) commercial paper rated Prime-2 by Moody's or A-2 by S&P, to the extent that such investments would, in the opinion of the Adviser, be consistent with the Fixed Income Fund's investment objective. (See 'Additional General Investment Policies,' for a description of securities rated BBB by S&P and Baa by Moody's and of asset and mortgage-backed securities.)

The Fixed Income Fund may enter into repurchase agreements, terminable within seven days or less, with respect to issues of the U.S. Treasury, with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, as long as such investments do not in the aggregate exceed 15% of the total assets of the Fixed Income Fund (except where such investments are made for temporary defensive purposes, in which case no limit is applicable).

As a matter of fundamental policy, which cannot be changed without approval by the vote of a majority of the Fixed Income Fund's outstanding voting securities (as defined in the Statement of Additional Information), the Fixed Income Fund will invest at least 80% of the value of its total assets at the time of investment in debt securities. In normal circumstances, the Fixed Income Fund will invest at least 65% of the value of its total assets in fixed income securities. However, the Fixed Income Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitations.

The Fixed Income Fund may also invest in restricted securities and in instruments having no ready market if such purchases at the time thereof would not cause more than 10% of the value of its net assets to be invested in not readily marketable assets. (See 'Investment Restrictions.')

The Adviser intends to adjust the average maturity of the Fund's portfolio depending upon its assessment of the relative yields on debt securities of different maturities and its expectations of future interest rate patterns. Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Fixed Income Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. The magnitude of the fluctuations in the market value of the Fund's portfolio as a result of fluctuations in interest rates will generally be greater at times when the average maturity of the Fund's portfolio is longer. The Fixed Income Fund will invest and hold debt securities which, in the opinion of the Adviser, will maximize the total return of the portfolio.


WINTHROP MUNICIPAL TRUST FUND


The investment objective of the Winthrop Municipal Trust Fund (the 'Municipal Trust Fund') is to provide as high a level of total return as is consistent with capital preservation by investing principally in high grade tax-exempt municipal securities. This investment objective, unlike most other municipal bond funds, is not to provide current income which is exempt from federal and/or state income tax. Total return means the sum of interest income and capital gains less capital losses. The Municipal Trust Fund intends to distribute annually its net capital gains. Any such distributions will be taxable to a shareholder as capital gain. (See 'Dividends, Distributions and Taxes.')

The Municipal Trust Fund attempts to provide high total return by actively managing the maturities of the bonds in the portfolio in response to the Adviser's anticipation of the movement of interest rates and its assessment of the relative yields. The Fund will shorten the portfolio's maturities when the Adviser believes that interest rates will rise and lengthen maturities when the Adviser believes that rates will fall. Currently, the Fund invests primarily in securities to maintain an average maturity of 10 years or less to help reduce the risk associated with long-term bonds, as is consistent with its objective of capital preservation. To a lesser extent, the Municipal Trust Fund will also attempt to enhance total return by selecting municipal securities which the Adviser believes are undervalued. The success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to properly assess the value of municipal securities. The investor should be aware that there can be no assurances that the Municipal Trust Fund's investment strategies will be successful.

Under normal circumstances, it is the Municipal Trust Fund's policy to invest at least 80% of the value of its net assets at the time of investment in tax-exempt municipal securities. However, the Municipal Trust Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitation.

The Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high grade, intermediate term municipal securities. Municipal securities fall into two principal classes: bonds and notes which may have fixed, variable or floating rates of interest. The investment policies of the Municipal Trust Fund permit it to invest, without restriction, in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. For a more complete discussion of Municipal Securities, see 'Additional General Investment Policies--Municipal Securities.'

The Municipal Trust Fund may also invest not more than 25% (in the aggregate) of its total assets at the time of investment in (i) municipal securities rated Baa or MIG-2 by Moody's or BBB or SP-2 by S&P and (ii) commercial paper rated Prime-2 by Moody's or A-2 by S&P, to the extent that such investments would, in the opinion of the Adviser, be consistent with the Municipal Trust Fund's investment objective. (See 'Additional General Investment Policies--Investment Grade Debt Securities' for a description of securities rated BBB by S&P and Baa by Moody's.) Non-rated municipal securities will also be considered for investment by the Municipal Trust Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Municipal Trust Fund to a degree comparable to that of rated securities which are consistent with the Municipal Trust Fund's objective and policies.

Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Municipal Trust Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. The magnitude of the fluctuations in market value of the Municipal Trust Fund's portfolio as a result of fluctuations in interest rates will generally be greater at times when the average maturity of the Municipal Trust Fund's portfolio is longer.

The Municipal Trust Fund may enter into repurchase agreements, terminable within seven days or less, with respect to issues of the U.S. Treasury, with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, as long as such investments do not in the aggregate exceed 15% of the total assets of the Municipal Trust Fund (except where such investments are made for temporary defensive purposes in which case no limit is applicable).

The Municipal Trust Fund may also invest in (i) restricted securities and in instruments having no ready market if such purchases at the time thereof would not cause more than 15% of the value of its net assets to be invested in not readily marketable assets and (ii) municipal bonds that are subject to the alternative minimum tax ('AMT-Subject Bonds').

Dividends of the Municipal Trust Fund will consist of income exempt from federal income tax, income subject to the federal AMT, and taxable ordinary income and capital gains. (See 'Dividends, Distributions and Taxes.')

See the Statement of Additional Information for a more complete description of the Municipal Trust Fund's investment practices and the risks associated therewith.

        ---------------------------------------------------------------
                            THE INTERNATIONAL FUNDS
        ---------------------------------------------------------------


WINTHROP DEVELOPING MARKETS FUND


The investment objective of the Winthrop Developing Markets Fund (the 'Developing Markets Fund') is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries. Under normal market conditions, the Developing Markets Fund intends to invest at least 65% of its total assets in the equity securities of developing countries.


The Developing Markets Fund considers developing countries to be all countries that are designated as developing or emerging countries by the International Bank for Reconstruction and Development (the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States,

Sweden, Finland, Norway, Japan and Switzerland. As used in this Prospectus, a company in a developing country is an entity: (i) for which the principal securities trading market is in a developing country, as defined above or (ii) organized under the laws of and with a principal office in a developing country.

As an operating policy, the Developing Markets Fund currently intends to invest primarily in countries represented within the Morgan Stanley Capital International ('MSCI') Emerging Market Indices. Those countries currently include Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela, India, Indonesia, Korea, Malaysia, Philippines, South Africa, Thailand, Sri Lanka, Greece, Israel, Jordan, Pakistan, Poland, Portugal, Taiwan and Turkey. The Adviser and the International Funds investment subadviser, AXA Asset Management Partenaires (the 'Subadviser'), do not currently intend to invest more than 25% of the Developing Markets Fund's total assets (at the time of investment) in developing countries not represented within the MSCI Emerging Market Indices.

The Developing Markets Fund seeks to identify those countries and industries where economic and political factors are likely to produce above average growth rates. The Developing Markets Fund then seeks to invest in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Developing Markets Fund ordinarily will be invested in the securities of issuers in at least three different developing countries.

Characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in substantial price volatility of those securities. Shareholders should be aware that investing in developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries.


WINTHROP INTERNATIONAL EQUITY FUND


The investment objective of the Winthrop International Equity Fund (the 'International Equity Fund') is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. Under normal market conditions, the International Equity Fund intends to invest at least 65% of its total assets in equity securities of issuers from at least three different countries outside the United States. The International Equity Fund considers it consistent with this objective to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States.


In pursuing its investment objective, the International Equity Fund intends to diversify its equity investments primarily among countries represented within the EAFE Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East index, an unmanaged index of over 1,000 foreign stock prices. Those countries currently include Germany, the Netherlands, Belgium, Austria, France, Italy, Spain, the United Kingdom, Switzerland, Japan, Hong Kong, Australia, New Zealand, Malaysia, Singapore and the Scandinavian countries. The Adviser and Subadviser do not currently intend to invest more than 10% of the International Equity Fund's total assets (at the time of investment) in countries outside the United States not represented within the EAFE Index.


The International Equity Fund seeks to identify those countries and industries with favorable growth prospects. The International Equity Fund then seeks to invest in those companies in such countries and industries that are reasonably valued with reliable earnings and high quality management.

ADDITIONAL INVESTMENT POLICIES OF THE INTERNATIONAL FUNDS Each International Fund may invest up to 25% of its assets in convertible securities. The Adviser and Subadviser currently do not intend to invest over 5% of each International Fund's assets in convertible securities rated below investment grade by S&P and Moody's, or convertible securities not rated by S&P or Moody's, unless believed by the Adviser or Subadviser to be of comparable quality to instruments rated investment grade by S&P or Moody's. The International Funds will not invest in convertible securities rated below B by S&P or Moody's, or unrated convertible securities of comparable quality. See the Appendix to the Statement of Additional Information of the International Funds for the risks associated with investing in convertible securities with such ratings. For a further discussion on convertible securities, see 'Additional General Investment Policies--Convertible Securities.'

The International Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, 'Depositary Receipts'). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Each International Fund may invest up to 15% of its net assets in illiquid investments. In accordance with procedures adopted by the Trustees, the Adviser and Subadviser determine the liquidity of an International Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for an International Fund to sell them promptly at an acceptable price.

The International Funds reserve the right as a defensive measure to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of the Adviser or Subadviser, prevailing market, economic or political conditions warrant. Each International Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments up to 35% of its assets, pending investment of proceeds from new sales of International Fund shares or to meet ordinary daily cash needs.

Each International Fund may also (i) invest up to 35% of its total assets in investment grade fixed income securities, (ii) invest up to 5% of its net assets in warrants, (iii) purchase and sell put and call options, (iv) invest up to 15%

of its net assets in restricted securities or other instruments having no ready market, (v) enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates, (vi) purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with the regulations of the Commodity Futures Trading Commission and (vii) purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of each International Fund's portfolio.

Because the markets for certain options and futures contracts in which the International Funds will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, each International Fund's ability to engage in transactions using such investments may be limited.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'

        ---------------------------------------------------------------
                                THE MONEY FUNDS
        ---------------------------------------------------------------


WINTHROP MUNICIPAL MONEY FUND


The Winthrop Municipal Money Fund's (the 'Municipal Money Fund') investment objective is to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described below. As a matter of fundamental policy, the Municipal Money Fund pursues its objectives by investing in high quality municipal securities having remaining maturities of one year or less, which maturities may extend to 397 days, and at least 80% of the Municipal Money Fund's total assets will be invested in such securities (as opposed to the taxable investments described below). However, the Municipal Money Fund reserves the right to lower the percentage to 65% if economic or political conditions warrant. To increase the Municipal Money Fund's ability to reach its investment objectives, the dollar weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Municipal Money Fund's investments could cause their share prices to change.

Normally, substantially all the Municipal Money Fund's income will be tax-exempt as described below. Such income may be subject to state or local and or Federal AMT income taxes.

The municipal securities in which the Municipal Money Fund invests include municipal notes and short-term municipal bonds which may have fixed, variable or floating rates of interest. Municipal securities with variable rates may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single of such institutions in respect of all variable rate obligations will not cover more than the allowable percentage of the Municipal Money Fund's total assets in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended ('1940 Act'). For a more complete discussion of Municipal Securities, see 'Additional General Investment Policies--Municipal Securities.'

The Municipal Money Fund may also invest without limitation in tax-exempt municipal securities subject to the AMT. (See 'Dividends, Distributions and Taxes.')

All of the Municipal Money Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG1 and VMIG2) or S&P's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality.

The Municipal Money Fund may also invest (i) up to 10% of its net assets in stand-by commitments, delayed-delivery, when-issued securities and other illiquid securities, (ii) more than 5% of its net assets in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations and (iii) in taxable securities including obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

To seek to reduce investment risk, the Municipal Money Fund may not invest in the securities of any one issuer, except the U.S. Government, in excess of the percentage of the Municipal Money Fund's total assets allowed under Rule 2a-7 of the 1940 Act.

The Municipal Money Fund earns income at current money market rates, and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Municipal Money Fund nor its yield are insured or guaranteed by the U.S. Government.


WINTHROP U.S. GOVERNMENT MONEY FUND


The Winthrop U.S. Government Money Fund's (the 'Government Fund') investment objective is to seek maximum current income, consistent with liquidity and safety of principal. As a matter of fundamental policy, the Government Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less, although maturities may extend to 397 days. The dollar weighted average maturity of the Government Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Government Fund's investments could cause their share prices to change.

The securities in which the Government Fund primarily invests are: (1) U.S. Government Securities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes; and (2) repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and would create a loss to the Government Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Government Fund's right to dispose of the securities might be restricted.

The Government Fund may commit up to 10% of its net assets to the purchase of illiquid securities, which includes when-issued U.S. Government Securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Fund.

The Government Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Government Fund nor its yield is insured or guaranteed by the U.S. Government.

ADDITIONAL INVESTMENT POLICIES OF THE MONEY FUNDS To maintain portfolio diversification and reduce investment risk, the Money Funds may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.


In addition to the above referenced securities, the Money Funds reserve the right as a defensive measure to hold temporarily other types of securities which are permitted by Rule 2a-7 of the 1940 Act. See 'Investment Policies and Restrictions' in the Money Funds' Statement of Additional Information for a more complete description of the Money Funds' objectives, strategies, instruments to be used in connection therewith, and risks associated therewith.


        ---------------------------------------------------------------
                               ADDITIONAL GENERAL
        ---------------------------------------------------------------
                              INVESTMENT POLICIES
        ---------------------------------------------------------------


The following general investment policies supplement those set forth above for each Fund.


EQUITY SECURITIES 'Equity Securities,' as used in this Prospectus, includes common stock, preferred stock (including convertible preferred), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.


CONVERTIBLE SECURITIES A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS A warrant gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the stock at a price below its market value.

MORTGAGE AND ASSET-BACKED SECURITIES Except for the Municipal Trust Fund, the Funds may invest in mortgage and asset-backed securities. 'Mortgage-backed securities' are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of the security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. As a result of usual prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be invested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Except for the Municipal Trust Fund, the Funds may also invest in private mortgage pass-through securities. Such securities are not guaranteed by the U.S. Government or its agencies or instrumentalities.

'Asset-backed securities' have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL SECURITIES Municipal securities fall into two principal classes: bonds and notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, fall into two general classifications: 'general obligation' bonds or 'revenue' bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith, credit, and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power. Municipal notes are short-term debt obligations generally maturing in a year or less, meeting short-term capital needs and are also either 'general obligation' or 'revenue' debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the principal value of the securities. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Municipal Money Fund and Municipal Trust Fund may invest in variable rate obligations. Such adjustments minimize changes in the market value of the obligation, and accordingly, enhance the ability of the Municipal Money Fund to maintain a stable $1.00 net asset value. (See 'Net Asset Value').


INVESTMENT GRADE DEBT SECURITIES The Focus Funds and International Funds may invest in debt securities of investment grade quality. Investment grade debt securities are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization and unrated debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated. Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically

                   WINTHROP MUTUAL FUNDS PURCHASE APPLICATION

THE WINTHROP FOCUS FUNDS                               THE WINTHROP OPPORTUNITY FUNDS
Winthrop Growth Fund                                   Winthrop Developing Markets Fund
Winthrop Growth and Income Fund                        Winthrop International Equity Fund
Winthrop Small Company Value Fund                      Winthrop Municipal Money Fund
Winthrop Fixed Income Fund                             Winthrop U.S. Government Money Fund
Winthrop Municipal Trust Fund

Complete the entire application and return it to your financial advisor or mail it to: WINTHROP MUTUAL FUNDS, C/O FPS SERVICES, INC. P.O. BOX 61503, (3200 HORIZON DR.), KING OF PRUSSIA, PA 19406-0903. For assistance, call (800) 225-8011, option 2.

                            1.  ACCOUNT REGISTRATION


Today's Date:____________________, 19 _____            Existing Account #
                                                       (if applicable)
                                              __________________________________


/ / INDIVIDUAL OR JOINT ACCOUNT

--
----------------------------------------------------------------------------    ---------------------------------
Owner's Name (first name)           (MI)    (last name)                           Social Security Number
                                                                                 (required to open account)



Joint Owner's Name* (first name)    (MI)    (last name)
*Joint Tenants with right of survivorship unless otherwise indicated.

/ / GIFT TO A MINOR

--------------------------------------------------------------------------------
Custodian (first name)              (MI)    (last name)

--------------------------------------------------------------------------------
Minor (first name)                  (MI)    (last name)



______________________________                                        UNDER THE ______ UNIFORM GIFTS TO MINOR'S ACT
Minor's Social Security Number (required to open account)             (Minor's state residence)


/ / OTHER

-------------------------------------------------------                  __________________________________
Name of corporation, organization, trust, etc.                           Tax ID Number



/ / ADDRESS

--------------------------------------------------------------------------------
Street                                  City             State

--------------------------------------------------------------------------------
Zip Code            Daytime Phone                            Evening Phone

                             2.  INITIAL INVESTMENT

Please indicate the dollar amount you will invest in each fund and the class of shares you will purchase. If no class is selected, Class A shares will be purchased. Initial minimum per fund is $250. Maximum for Class B is $250,000. Minimums are waived for SEP, SIMPLE, 401(k), 403B and 457 plans. Subsequent purchases can be made for $25 or more. MAKE CHECKS PAYABLE TO WINTHROP MUTUAL FUNDS.

                                                                   $ AMOUNT                CLASS(FUND NUMBER)
Winthrop Growth Fund                                            ---------------  / / Class A (530)   / / Class B (630)
Winthrop Growth and Income Fund                                 ---------------  / / Class A (535)   / / Class B (635)
Winthrop Small Company Value Fund                               ---------------  / / Class A (534)   / / Class B (634)
Winthrop Fixed Income Fund                                      ---------------  / / Class A (531)   / / Class B (631)
Winthrop Municipal Trust Fund                                   ---------------  / / Class A (536)   / / Class B (636)
Winthrop Developing Markets Fund                                ---------------  / / Class A (540)   / / Class B (640)
Winthrop International Equity Fund                              ---------------  / / Class A (541)   / / Class B (641)
Winthrop Municipal Money Fund                                   ---------------
Winthrop U.S. Government Money Fund                             ---------------

                    3.  REDUCED SALES CHARGES (CLASS A ONLY)

If you, your spouse or minor children own shares in other Winthrop Funds, you may be eligible for a reduced sales charge. List any existing accounts to be considered and, if eligible, complete the Rights of Accumulation or the Letter of Intent sections below.

-----------------------------  -----------------------  ------------------------------  --------------------------
Fund                           Account Number           Fund                            Account Number

-----------------------------  -----------------------  ------------------------------  --------------------------
Fund                           Account Number           Fund                            Account Number

/ / RIGHT OF ACCUMULATION Please link the accounts listed above for Right of Accumulation privileges so that this purchase will receive any allowable discount.

/ / LETTER OF INTENT I agree to the terms of the Letter of Intent set forth in the prospectus (including escrowing of shares). Although I am not obligated to do so, it is my intention to invest the following amount over a 13-month period in one or more Winthrop mutual funds in an aggregate amount at least equal to:

  / / $50,000  / / $100,000  / / $250,000  / / $500,000  / / $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

                            4.  DISTRIBUTION OPTIONS

If no instructions are given, all distributions will be reinvested in additional shares of the Fund.

INCOME DIVIDENDS (SELECT ONE):               / / Reinvest  / / Pay in cash  / / Use Dividend Direction Option
CAPITAL GAINS DISTRIBUTION (SELECT ONE):     / / Reinvest  / / Pay in cash  / / Use Dividend Direction Option

DIVIDEND DIRECTION OPTION-I/we hereby authorize and request that my/our distributions be either (A) paid to the person and/or address designated below or (B) reinvested into my/our account which we currently maintain in another Winthrop Fund:

A.

           ---------------------------------------------------------------------
           Name                              Address

           ---------------------------------------------------------------------


           ---------------------------------------------------------------------
           City, State, Zip

           Account or Policy Number (if applicable)
     ---------------------------

B.
           ---------------------------------------------------------------------
           Fund Name                                   Existing Account Number

           ---------------------------------------------------------------------
           Fund Name                                   Existing Account Number

                            5.  SHAREHOLDER OPTIONS

A. AUTOMATIC MONTHLY INVESTMENT PLAN -- ($25 MINIMUM)

       I hereby authorize Winthrop to draw on my bank account on or about the / / 10th / / 15th or / / 20th day of each month for regular investment in my Fund account in the amount(s) referenced below.

       ATTACH A PREPRINTED VOIDED CHECK FROM THE BANK ACCOUNT YOU WISH TO USE.


                                      $                                                     $
------------------------------------  --------------  ------------------------------------  --------------
Fund Name                             Amount          Fund Name                             Amount

------------------------------------  --------------  ------------------------------------  --------------
Individual Account Owner Signature    Date            Joint Account Owner Signature         Date


B. TELEPHONE TRANSACTIONS

       TELEPHONE EXCHANGE PRIVILEGE-I understand that unless I have checked the box below, this privilege will automatically apply.

       NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.

                 / / I do not elect the telephone exchange privilege.

       TELEPHONE REDEMPTION PRIVILEGE-I authorize the Funds or their transfer agent to effect the redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent as follows:

       / / Mail Redemption proceeds to the name and address in which my Fund Account is registered.


       / / Deposit via 'ACH' to the commercial bank referenced in Section 6.

       / / Wire Redemption proceeds to the Bank referenced in Section 6 and charge my Fund account the applicable wire fee.

       NOTE: The maximum telephone redemption amount is $50,000. Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days.

C. SYSTEMATIC CASH WITHDRAWAL PLAN (ALSO COMPLETE SECTION E) -- ($50 MINIMUM)
   In order to establish systematic withdrawal, an investor must own or purchase shares of the Fund having a current value of at least $10,000.

    FUND                                         AMOUNT
    ----                                        --------
____________________________________________    __________   Frequency:  / / monthly  / / quarterly  / / semi-annually  / / annually
____________________________________________    __________   Frequency:  / / monthly  / / quarterly  / / semi-annually  / / annually

   Payments under this plan should be sent:

   / / by check to the name and address in which my/our Fund account is registered.

   / / by automated clearing house 'ACH' deposits to my Bank and account referenced in Section 6.

   / / by wire to the bank account referenced in Section 6 and charge my Fund account the applicable wire fee.

   / / by check to the Special Payee referenced below:



-----------------------    -------------------------------      ---------------------------
    Name of Payee             Account or Policy Number                    Address
                                  (if applicable)

    NOTE: Systematic withdrawals selected on a semi-annual or annual basis are not eligible for Winthrop's CDSC waiver.


D. AUTOMATIC EXCHANGE PLAN (ALSO COMPLETE SECTION E) -- ($50 MINIMUM)

                                                                  SHARE CLASS*                         Frequency
    FROM* FUND                         TO FUND                    (CIRCLE ONE)       AMOUNT           (CIRCLE ONE)
-----------------------------     -------------------------       ------------    -------------     ----------------
                                                                    A or B
-----------------------------     -------------------------                       -------------     ----------------

                                                                    A or B
-----------------------------     -------------------------                       -------------     ----------------


   * Automatic exchange selection must be between Winthrop Funds WITHIN THE SAME SHARE CLASS unless it is directed to a Winthrop Money Fund, where class designation will not be required. Automatic exchanges are only available for accounts with identical registrations.

   + Monthly, quarterly, semi-annual or annual processing.

E. WITHDRAWAL OR EXCHANGE DATE

   / / I authorize this service to begin on the / / 5th / / 10th / / 15th or / / 25th day of ______________ 19__.

F. CONSOLIDATED ACCOUNT STATEMENTS

   If you prefer to receive one quarterly combined statement instead of individual account statements, please reference the Winthrop Fund name (include share class) and account numbers that you would like consolidated.


------------------------------------------------------               ------------------------------------------------------
    Fund name/class/account number                                   Fund name/class/account number

------------------------------------------------------               ------------------------------------------------------
    Fund name/class/account number                                   Fund name/class/account number

------------------------------------------------------------------------------
                   CHECKWRITING APPLICATION / SIGNATURE CARD

Check the Winthrop Money Fund(s) that are to have checkwriting privileges. Minimum check amount: $100.

            [ ] MUNICIPAL MONEY FUND                          [ ] U.S. GOVERNMENT MONEY FUND
------------------------------------------------     ------------------------------------------------
Fund or Brokerage Account Number (if applicable)     Fund or Brokerage Account Number (if applicable)

Checkwriting is available only for accounts holding shares not subject to Winthrop's contingent deferred sales charge. By signing this checkwriting privilege authorization, the undersigned agree(s): (1) the use of the Money Funds' checkwriting privilege shall be subject to all of the terms and conditions contained in the Funds' prospectus in effect at the time each check is presented, and to the rules and regulations as set forth on the reverse side of this form; and (2) each signatory guarantees the genuineness of the other's signature.
            ALL REGISTERED OWNER(S) OF THE FUND(S) MUST SIGN BELOW:



Account Name(s) as Registered                 Social Security Number              Authorized Signature*

-----------------------------------------     ---------------------               ----------------------
-----------------------------------------     ---------------------               ----------------------
-----------------------------------------     ---------------------               ----------------------

* For joint accounts, all owners, or their legal representatives, must sign this card.

[ ] Check here if all signatures are required on checks. [ ] Check if not all signatures are required on checks. Number of signatures required ______.

                          6. BANK ACCOUNT INFORMATION


To be completed if applicable under Shareholder Options-Sections B or C. ATTACH VOIDED BLANK CHECK FROM YOUR BANK ACCOUNT TO THIS FORM.



------------------------------------------------------               ------------------------------------------------------
Name of bank                                                         Branch (if applicable)

------------------------------------------------------               ------------------------------------------------------
Name in which bank account is established                            Bank account number

                          7. SHAREHOLDER AUTHORIZATION


     By selecting any of the above telephone privileges, I agree that neither the Winthrop Funds, the Advisers, the Subadviser nor any transfer agent for any of the foregoing will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Funds reasonably believe to be genuine, and that neither the Funds nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Funds at any time. I understand and agree that the Funds reserve the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     The person(s), if any, signing on behalf of the investor (i.e. corporation, organization, trust, etc.) represent and warrant that they are authorized to sign this application and purchase, redeem, or exchange shares on behalf of such investor.


     REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING: I certify under penalties of perjury that the social security or taxpayer identification number entered in Section 1 is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked this box: / / I AM SUBJECT TO BACKUP WITHHOLDING.


     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING:


------------------------------------------------------               ------------------------------------------------------
Signature                                                            Date

------------------------------------------------------               ------------------------------------------------------
Signature                                                            Date

(If an institution, please include documentation establishing authorized signatories).

                           DEALER/AGENT AUTHORIZATION

We guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.



Name                                                                         Dealer No.
                             ----------------------------                                           -------------------------------

Office Name                                                                  Branch Office No.
                             ----------------------------                                           -------------------------------

Office Address
                             ----------------------------

Representative's Name                                                        Representative's No.
                             ----------------------------                                           -------------------------------

Representative's Phone No.   (     ) -                                       Authorized Signature
                             ----------------------------                                           -------------------------------




                       CHECKWRITING TERMS AND CONDITIONS


1. REDEMPTION AUTHORIZATION: The Signatory(s) whose signature(s) appear on the reverse side, intending to be legally bound, hereby agree each with the other and with UMB Bank, n.a. (Bank) that the Bank is appointed agent for such person(s) and, as such agent, is directed to request FPS Services, Inc., the Transfer Agent of the Winthrop Money Funds (each a Fund and collectively the Funds), to redeem shares of the Fund registered in the name of such Signatory(s) upon receipt of, and in the amount of, checks drawn upon the above numbered account. The Fund or its Transfer Agent shall deposit the proceeds of such redemptions in said account or otherwise arrange for application of such proceeds to payments of said checks. The Bank and the Transfer Agent are expressly authorized to commingle such proceeds in this account with the proceeds of the redemption of the shareholders of the Fund. The Signatory(s) understand that the Bank may also act as an agent and custodian for the Fund. The Bank and Transfer Agent are expressly authorized to honor checks as redemption instructions hereunder and may require signature guarantees in accordance with the policies stated in the Prospectus, but neither the Fund's Transfer Agent, the Bank, the Funds, the Funds' Adviser nor any clearing agent of the foregoing shall be liable for any loss or liability resulting from the absence of any such guarantee.


2. CHECK PAYMENT: The Signatory(s) authorize and direct the Bank to pay each check presented hereunder, subject to all laws and Bank rules and regulations pertaining to checking accounts. In addition, the Signatory(s) agree that: (a) No check shall be issued or honored, or any redemption effected, in an amount less than stated in the Prospectus; (b) No check shall be issued or honored, or redemption effected, for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment have been collected through normal banking channels; (c) No check shall be honored unless the Fund has provided the Bank, from the proceeds of redemption or otherwise, collected funds for the payment of such check; (d) Checks issued hereunder cannot be cashed over the counter at the Bank; and (e) Checks shall be subject to any further limitations set forth in the Prospectus issued by the Fund including without limitation any additions, amendments and supplements thereto.

3. DUAL OWNERSHIP: If more than one person is indicated as a registered owner of the Fund shares, such as by joint ownership, ownership in common or tenants by the entirety, then (a) each registered owner must sign the signature card, (b) each registered owner must sign each check issued hereunder unless the parties have indicated on the front of this card that not all Signatory(s) need sign, in which case the Bank and the Transfer Agent are authorized to act upon the indicated number of signatures, and (c) each Signatory guarantees to Bank and Transfer Agent the genuineness and accuracy of the signature of the other Signatory(s).

4. TERMINATION: The Bank may at any time terminate this account, related share redemption service and Bank's agency for the Signatory(s) hereto without prior notice by Bank to any of the Signatory(s). The Funds may terminate this checkwriting privilege in accordance with the procedures stated in the Prospectus.


5. HEIRS AND ASSIGNS: These terms and conditions shall bind the respective heirs, executors, administrators and assigns of the Signatory(s).

unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the Funds.


The investment grade limitations referenced for each Fund are applicable at the time of initial investment and the Fund may determine to retain securities the issuers of which have had their credit characteristics downgraded.

REPURCHASE AGREEMENTS The Funds may enter into 'repurchase agreements' with respect to U.S. Government Securities. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. Winthrop requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

FOREIGN SECURITIES The International Funds will, and the Focus Funds except for the Municipal Trust Fund may, invest in foreign securities. There are certain risks involved in investing in foreign securities which are not the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. Additionally, foreign securities may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a foreign issuer, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. To the extent a fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

INVESTMENT COMPANIES Pursuant to the 1940 Act, a fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities and is subject to limitations under the 1940 Act and market availability. The International Funds or the Municipal Money Fund may invest in such investment companies if, in the judgment of the Advisers or Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Municipal Money Fund or an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time the Municipal Money Fund or an International Fund would continue to pay its own management fees and other expenses.

OPTIONS Each of the Growth Fund and the Growth and Income Fund may write covered call options (as discussed below) on individual securities or stock indices, but only in order to minimize the effect of a market decline in the value of securities in its portfolio. The Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or foreign securities exchanges or in the over-the-counter market. (Options traded in the over-the-counter market are considered illiquid investments.)

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller of the option the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold in private transactions (other than on an exchange) also impose on a fund the credit risk that the counterparty will fail to honor its obligations.


An option is considered 'covered' for purposes of the Funds' investment limitations if the party writing it owns, at all times during the option period, either (i) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or lower price.

The success of a Fund's transactions with options depends on the ability of the Adviser or Subadviser to predict the direction of the market and is subject to certain additional risks, including generally greater volatility of options as compared to common stocks and the risk that an option will expire without value.


RISKS OF OPTIONS, CURRENCY EXCHANGE CONTRACTS AND FINANCIAL FUTURES
STRATEGIES Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's or Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. The loss from entering into futures contracts is potentially unlimited. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) skills needed to use these strategies which are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for such Fund to maintain 'cover' or to segregate securities in connection with hedging transactions. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information of each Fund.


WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a 'when issued' or 'delayed delivery' basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.


Securities purchased under a forward commitment are subject to market fluctuations, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with their custodian cash or other liquid, unencumbered assets, in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.


STAND-BY COMMITMENTS The Municipal Trust Fund and the Municipal Money Fund may invest in stand-by commitments which may involve certain additional expenses. The custodian of each of these Funds will maintain a segregated account containing liquid securities having value equal to, or greater than, such securities. The price of such securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs within ten days to one month after the purchase of the issue. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. Such securities are examples of what the SEC considers 'illiquid securities' because their settlement date occurs more than seven days after their purchase. The SEC limits money market funds to hold only up to 10% of their net assets for securities which settle more than seven days after purchase.


INVESTMENT RESTRICTIONS

Certain investment restrictions applicable to each Fund are fundamental policies and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. See 'Investment Policies and Restrictions' in the applicable Fund's Statement of Additional Information.

        ---------------------------------------------------------------
                                   MANAGEMENT
        ---------------------------------------------------------------

The Board of Trustees of each Fund has the overall responsibility for the management of the Funds.

Wood, Struthers & Winthrop Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172 ('WSWMC'), has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Focus Funds and International Funds described above, subject to the general supervision and control of each Fund's Trustees.


Pursuant to a Subadvisory Agreement among the International Funds, WSWMC and AXA Asset Management Partenaires, the Subadviser, a societe anonyme organized under the laws of France with principal offices at 46, avenue de la Grande Armee, Paris, France 75017 furnishes investment advisory services in connection with the management of the International Funds. The Subadviser is an indirect wholly-owned subsidiary of AXA-UAP ('AXA'). WSWMC continues to have responsibility for all investment advisory services pursuant to the investment advisory agreement and supervises the Subadviser's performance of such services. The International Funds are a party to the Subadvisory Agreement solely for purposes of indemnification and termination.



DLJ Investment Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, ('DLJIM'), has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Money Funds, subject to the general supervision and control of the Trustees of the Money Funds. DLJIM was formed in November 1995 for the initial purpose of acting as investment adviser to a select group of individual and institutional investors. DLJIM has hired personnel from both within and outside of DLJ who have experience in the investment company industry, specifically the operation and management of money market funds.



WSWMC and DLJIM (the 'Advisers') are subsidiaries of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies.


The following individuals are responsible for management of Winthrop's portfolios.

James A. Engle, currently the primary manager of the Growth and Income Fund, acted as co-portfolio manager of the Growth and Income Fund (since July 1993) prior to which he was its sole portfolio manager (since 1986, which includes its predecessor, the Pine Street Fund, Inc.). Mr. Engle is also the co-portfolio manager of the Growth Fund (since March 1993) and the Small Company Value Fund (since 1989, which was previously named the Aggressive Growth Fund and includes its predecessor, the Neuwirth Fund, Inc.). Mr. Engle is a Vice President of Winthrop and is also the Chief Investment Officer and Managing Director of WSWMC. Mr. Engle heads WSWMC's Investment Committee which focuses its attention on identifying undervalued securities and has been an employee of the firm since 1983.


Cathy A. Jameson is the portfolio manager of the Fixed Income Fund, a position she has held since the commencement of its operations and is a Vice President of Winthrop. Ms. Jameson is also a Managing Director of WSWMC and has been an employee of WSWMC since 1979.




Roger W. Vogel, currently the primary manager of the Small Company Value Fund, has acted as the portfolio co-manager of the Growth Fund, the Growth and Income Fund, and the Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of Winthrop, and a Senior Vice President of the Advisers and the Chief Investment Officer--Equities of DLJIM. Prior to becoming associated with Winthrop, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.


Marybeth B. Leithead is the portfolio manager of the Municipal Trust Fund, a position she has held since the commencement of its operations on July 28, 1993. Ms. Leithead is also a Vice President of Winthrop and of the Advisers and has been an employee of WSWMC since 1989. A tax-exempt fixed income specialist, Ms. Leithead is responsible for short and long municipal bond investment management for clients of the Advisers. Prior to joining WSWMC, Ms. Leithead was an employee of Citicorp Securities Markets Inc.


Hugh M. Neuburger, currently the primary portfolio manager of the Growth Fund, was assigned as the co-portfolio manager of the Growth Fund, the Growth and Income Fund and the Small Company Value Fund effective as of August 1995. Mr. Neuburger is also a Managing Director and Director of Quantitative Analysis of the Advisers and has been an employee of WSWMC since March 1995. Prior to March 1995, Mr. Neuburger was the president of Hugh M. Neuburger, Inc., a consulting firm providing domestic and global tactical asset allocation advice and other consulting services to large corporate and state pension plans. From 1986 through 1991, Mr. Neuburger was Managing Director of Matrix Capital Management, an investment management firm. Prior thereto, Mr. Neuburger was with the Prudential Insurance Company of America managing asset allocation portfolios.


Robert de Guigne, an employee of the Subadviser, is the portfolio manager of the International Funds.

Mr. de Guigne assumed the day-to-day investment responsibilities of the Developing Markets Fund in August 1996 and the International Equity Fund in June 1997. Mr. de Guigne has been an asset manager responsible for emerging market equities for a subsidiary of AXA since April 1996. Previously, Mr. de Guigne was a portfolio manager for State Street Bank in Paris.



Under the Advisory Agreements with Winthrop, the Advisers or their affiliates provide investment advisory services and order placement facilities for each of the Funds and pay all compensation of the Trustees of Winthrop who are affiliated persons of the Adviser. The Advisers or their affiliates also furnish Winthrop, without separate charge, management supervision and assistance and office facilities in addition to administrative and other nonadvisory services for which they may be reimbursed.



The Focus Funds pay a fee to WSWMC at the following annual percentage rates of the average daily net assets of each Focus Fund: Growth Fund, .750 of 1% of the first $100,000,000, .500 of 1% of the balance; Small Company Value Fund, .875 of 1% of the first $100,000,000, .750 of 1% of the next $100,000,000 and .625 of 1%
of net assets in excess of $200,000,000; Fixed Income Fund, .625 of 1% of the first $100,000,000, .500 of 1% of the balance; Municipal Trust Fund, .625 of 1% of the first $100,000,000, .500 of 1% of the balance; and Growth and Income Fund, .750 of 1% of the first $75,000,000, .500 of 1% of the balance. The advisory fees to be paid by the Growth Fund, the Small Company Value Fund and the Growth and Income Fund are higher than those paid by many other mutual funds with similar investment objectives.


Pursuant to the Advisory Agreement, the Growth Fund has paid WSWMC an advisory fee equivalent to .75% of the average daily net assets for the year ended October 31, 1997. The Growth Fund's total operating expenses of $1,202,263 for such period amounted to 1.36% of the average daily net assets of its Class A shares and 2.06% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Growth and Income Fund has paid WSWMC an advisory fee equivalent to .63% of the average daily net assets for the year ended October 31, 1997. The Growth and Income Fund's total operating expenses of $1,866,864 for such period amounted to 1.22% of the average daily net assets of its Class A shares and 1.92% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Small Company Value Fund has paid WSWMC an advisory fee equivalent to .77% of the average daily net assets for the year ended October 31, 1997. The Small Company Value Fund's total operating expenses of $3,573,073 for such period amounted to 1.35% of the average daily net assets of its Class A shares and 2.05% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Fixed Income Fund has paid WSWMC an advisory fee equivalent to .625% of the average daily net assets for the year ended October 31, 1997. The Fixed Income Fund's total operating expenses for such period were $749,718. For the period November 1, 1997 through April 30, 1998 WSWMC has agreed to reduce its management fees and reimburse expenses by the amount that total fund operating expenses exceed 1.00% of the average daily net assets of Class A shares and 1.70% of the average daily net assets of Class B shares of the Fixed Income Fund. After April 30, 1998, WSWMC may continue or it may determine to discontinue this practice. As a result of the voluntary assumption of expenses, WSWMC reimbursed the Fund $164,718 during the year ended October 31, 1997. Absent such reimbursement, the Fixed Income Fund's total operating expenses for the year ended October 31, 1997 would have amounted to 1.30% of the average daily net assets of its Class A shares and 2.00% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Municipal Trust Fund has paid WSWMC an advisory fee equivalent to .625% of the average daily net assets for the year ended October 31, 1997. The Municipal Trust Fund's total operating expenses for such period were $536,008. For the period June 1, 1996 through June 2, 1997, WSWMC reduced its management fees and reimbursed operating expenses by the amount that total operating expenses exceeded .50% of the average daily net assets of the Fund's Class A shares and 1.20% of the average daily net assets of the Fund's Class B shares. For the period June 3, 1997 through April 30, 1998, WSWMC has agreed to reduce its management fees and reimburse operating expenses by the amount that total fund operating expenses exceed 1.00% of the average daily net assets of the Fund's Class A shares and 1.70% of the average daily net assets of the Fund's Class B shares. After April 30, 1998, with respect to the Municipal Trust Fund, the Adviser may, in its sole discretion, determine to continue to pay certain expenses of the Fund or it may discontinue this practice. As a result of the voluntary assumption of expenses, the Adviser reimbursed the Fund $269,050 during the year ended October 31, 1997. Absent such reimbursement, the Municipal Trust Fund's total operating expenses for such period would have amounted to 1.44% of the average daily net assets of its Class A shares and 2.14% of the average daily net assets of its Class B shares.


The International Funds pay a fee to WSWMC at the following annual percentage rates of the average daily net assets of each International Fund: 1.25% of the first $100,000,000, 1.15% of the next $100,000,000 and 1.00% of net assets in excess of $200,000,000. The advisory fees to be paid by the International Funds are higher than those paid by most other mutual funds.

Under the Subadvisory Agreement, WSWMC pays the Subadviser for its services, out of the Adviser's own resources, at the following annual percentage rates of the average daily net assets of each International Fund: .625% of each International Fund's first $100,000,000, .575% of the next $100,000,000 and .50% of the balance.


For the year ended October 31, 1997, pursuant to the Advisory Agreement, the International Funds paid WSWMC advisory fees equivalent to 1.25% of the average daily net assets of each Fund. The total operating expenses of the International Equity Fund and the Developing Markets Fund for such period were $1,176,144 and $1,047,363, respectively. Commencing at the inception of the International Funds through April 30, 1998, WSWMC and the Subadviser have agreed to voluntarily reduce their management fees by the amount that total operating expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each International Fund. Any such reduction will be borne equally between the Adviser and Subadviser. After April 30, 1998, WSWMC and the Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either International Fund. As a result of the voluntary assumption of expenses, the Adviser reimbursed the International Equity Fund $88,653 and the Developing Markets Fund $139,596 during the year ended October 31, 1997. Absent such reimbursement, the International Equity Fund's total operating expenses for such period would have amounted to 2.33% of the average daily net assets of its Class A shares and 3.08% of the average daily net assets of its Class B shares and the Developing Markets Fund's total operating expenses for such period would have amounted to 2.49% of the average daily net assets of its Class A shares and 3.24% of the average daily net assets of its Class B shares.


The Money Funds pay a fee of .40% of the average daily net assets of each Money Fund to DLJIM, which is reduced to .35% of each Money Fund's average daily net assets in excess of $1 billion. The advisory fees to be paid by the Money Funds are similar to those paid by other money market mutual funds.


For the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997, pursuant to the Advisory Agreement, the Money Funds paid DLJIM advisory fees equivalent to .40% (annualized) of the average daily net assets of each Fund. The total operating expenses of the Municipal Money Fund and the U.S. Government Money Fund for such period were $260,693 and $230,350, respectively. Commencing at the inception of the Money Funds through April 30, 1998, DLJIM has agreed to reduce its management fees and DLJIM or its affiliates have agreed to reimburse operating expenses by the amount that total operating expenses exceed .90% of the average daily net assets of each Money Fund. After April 30, 1998, DLJIM or its affiliates may, in their discretion, determine to discontinue this practice with respect to either Money Fund. As a result of the voluntary assumption of expenses, the Adviser reimbursed the Municipal Money Fund $80,308 and the U.S. Government Money Fund $76,506 during the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997. Absent such reimbursement, the Municipal Money Fund's and the U.S. Government Money Fund's total operating expenses for such period would have amounted to 1.30% and 1.35%, respectively, of the average daily net assets of each Fund.


        ---------------------------------------------------------------
                              EXPENSES OF WINTHROP
        ---------------------------------------------------------------

GENERAL

In addition to payments to each Fund's Adviser under the investment advisory agreements described above, Winthrop pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Advisers or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Focus Funds by WSWMC under the investment advisory agreement, Winthrop may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by its affiliates. In such event, the services shall be provided to the Focus Funds at cost and the payments therefor must be specifically approved in advance by the Focus Funds' Trustees, including a majority of its disinterested Trustees. Under the terms of the investment advisory agreements with the International Funds and the Money Funds, management supervision and assistance and office facilities, in addition to administrative and nonadviser services provided to the Adviser or their affiliates, may be reimbursed.

DISTRIBUTION AGREEMENT

Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares. Under SEC regulations, some of the payments described below to be made by Winthrop could be deemed to be distribution expenses within the meaning of such rule. Thus, pursuant to Rule 12b-1, the Trustees of each Fund (including a majority of its disinterested Trustees) have adopted separate 12b-1 Plans for expenses incurred in distributing Class A shares (the '12b-1 Class A Plans') and Class B shares (the '12b-1 Class B Plans') of the Focus Funds and

International Funds and in distributing shares of the Money Funds ('Money Fund 12b-1 Plans' and collectively, the '12b-1 Plans'). Winthrop, on behalf of each Fund, has entered into a Distribution Agreement (the 'Agreements') with Donaldson, Lufkin & Jenrette Securities Corporation, Winthrop's distributor (the 'Distributor'). The Distributor may enter into service agreements with other entities. The Distributor is located at 277 Park Avenue, New York, New York 10172.

In adopting the 12b-1 Plans, the Trustees of each Fund determined that there is a reasonable likelihood that the 12b-1 Plans may benefit such Fund and its shareholders.

With respect to each Focus Fund, the maximum amount payable under the 12b-1
Class A Plans is .30 of 1% of the average daily net assets of the Class A shares during the year consisting of (i) an asset-based sales charge of .05 of 1% of the average daily net assets of the Class A shares and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class A shares. With respect to each International Fund, the maximum amount payable under the Rule 12b-1
Class A Plans is .25 of 1% of the average daily net assets of the Class A shares during the year. Under the 12b-1 Class B Plans, the maximum amount payable by each Fund is 1% of the average daily net assets of the Class B shares during the year consisting of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and (ii) a service fee of up to
 .25 of 1% of the average daily net assets of the Class B shares. The Agreements, but not the Rule 12b-1 Plans, will terminate in the event of their assignment.

With respect to each Money Fund, the maximum amount payable by the Money Funds under the Money Fund 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets of each Money Fund during the year. The current amount payable by the Money Funds under the Money Fund 12b-1 Plans to the Distributor is .25 of 1% of the average daily net assets of each Money Fund during the year. Pursuant to the Money Fund's Agreement, the Trustees can raise the distribution fees up to the maximum amount by a majority vote if the Trustees, in their opinion, feel that the raise is in the best interest of the Money Funds and their shareholders. The Agreements, but not the Money Fund 12b-1 Plans, will terminate in the event of their assignment.


With respect to the Money Fund 12b-1 Plans and the 12b-1 Class A Plans and 12b-1 Class B Plans plans for the International Funds (the 'International Fund 12b-1 Plans'), amounts paid by the Money and International Funds are used in their entirety to reimburse the Distributor for actual expenses incurred. In contrast, under the 12b-1 Class A Plans, and 12b-1 Class B Plans for the Focus Funds (the 'Focus Fund 12b-1 Plans'), each Focus Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


Amounts paid under the 12b-1 Plans and the Agreements are used in their entirety to pay the Distributor for expenses incurred to (i) promote the sale of shares of each Fund by, for example, paying for the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders, by directly or indirectly purchasing radio, television, newspaper and other advertising or by compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance, (ii) make payments to the Distributor to compensate broker-dealers or other persons for providing distribution assistance and (iii) make payments to compensate financial intermediaries for providing administrative and accounting services with respect to Winthrop's shareholders.

With respect to sales of Class B shares through a broker-dealer, the broker-dealer is paid a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of shares of the Funds. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than directly from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but will not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Fund.


The International Fund 12b-1 Plans and the Money Fund 12b-1 Plans permit payments to be made in subsequent years for expenses incurred in prior years if the Funds' Trustees specifically authorize such payment. As of the year ended

October 31, 1997, the amounts eligible for payment in subsequent years were $254,632 and $307,866 for the Developing Markets Fund and the International Equity Fund, respectively, which represents .74% and .60% of the Fund's October 31, 1997 net assets, respectively, and $31,414 and $25,145 for the Municipal Money Fund and the U.S. Government Money Fund, respectively, which represents 0.08% and 0.07% of the Funds' October 31, 1997 net assets, respectively.



The table below shows distribution costs charged to each Fund during the past fiscal year or, in the case of the Municipal Money Fund and U.S. Government Money Fund, during the period from the Funds' inception on February 24, 1997 through October 31, 1997.



                                      DISTRIBUTION COSTS
                                      -------------------
                                      CLASS A     CLASS B
                                      --------    -------
Growth Fund........................   $234,630    $66,519
Growth and Income Fund.............    397,878    130,709
Small Company Value Fund...........    743,608    110,675
Fixed Income Fund..................    162,999     24,511
Municipal Trust Fund...............    111,128      5,259
International Equity Fund..........    105,661     61,657
Developing Markets Fund............     89,391     47,933



                                           DISTRIBUTION COSTS
                                           ------------------
Municipal Money Fund....................        $ 50,107
U.S. Government Money Fund..............          42,735


Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by Winthrop.


In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

        ---------------------------------------------------------------
                             PURCHASES, REDEMPTIONS
        ---------------------------------------------------------------
                            AND SHAREHOLDER SERVICES
        ---------------------------------------------------------------

PURCHASES

Shares of the Funds will be offered on a continuous basis directly by the Funds and by the Distributor, acting as agent for the Funds, at the respective net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange (the 'NYSE'), currently 4:00 p.m., New York City time, following receipt of a purchase order in proper form plus, in the case of Class A shares of each Focus Fund and International Fund, an initial sales charge imposed at the time of purchase or, subject to a contingent deferred sales charge upon (i) redemption of Class B shares of each Focus Fund and International Fund, (ii) certain redemptions of Class A shares of each Focus Fund and International Fund and (iii) certain redemptions of shares of each Money Fund. The investor should send a completed Share Purchase Application (found in this Prospectus) and enclose a check in the amount of the initial investment to the Transfer Agent, FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, Attn: Winthrop Mutual Funds. (For overnight courier deliveries, replace P.O. Box 61503 on the address label with 3200 Horizon Drive). The account will be established once the application and check are received in good order. Checks should be made payable to 'Winthrop Mutual Funds.' Checks made payable to the shareholder or another third party (third party checks) will not be accepted for investment in Winthrop.

To open a new account by wire, first call Winthrop Mutual Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent. Accounts cannot be opened without a completed, signed application and a fund account number. Contact your bank to arrange a wire transfer to:


      UMB Bank, n.a.
      ABA #10-10-00695
      For: FPS Services, Inc.
      A/C #98-7037-0719
      Attn: Winthrop Mutual Funds



      Your wire instructions must also include:

     -- the name of the Fund in which the money
        is to be invested,
      --your account number at the Fund, and
      --the name(s) of the account holder(s).

Investors who purchase shares of the Money Funds through a wire transfer will be eligible to receive the daily dividend declared on the date of purchase if the Transfer Agent is notified of such purchase by 12:00 Noon and wired funds are received by the Transfer Agent by 4:00 p.m. (See 'Dividends, Distributions and Taxes.')

Investors may also open Winthrop accounts via their securities dealer. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for its customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 p.m. are eligible to receive that day's daily dividend. Contact your securities dealer to determine if a sweep is available and what the sweep parameters are.

The initial minimum investment in each Fund is $250 and $25 for subsequent investments in a Fund. (For example, an investor wishing to make an initial investment in shares of two Funds would be required to invest at least $250 in each Fund.) Full and fractional shares will be credited to an investor's account in the amount of the investment. Share certificates will not be issued for full or fractional shares of the Money Funds. Each Fund reserves the right to reject any initial or subsequent investment in its sole discretion. Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum initial investment and minimum subsequent investment requirements: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code; (iii) deferred compensation plans described in section 457 of the Code; (iv) simplified employee pension (SEP) plans; and (v) savings incentive match plans for employees (SIMPLE) plans. With respect to Class B shares of an International Fund or Focus Fund, an investor's maximum purchase of such shares is $250,000.

Existing shareholders wishing to purchase additional shares of a Fund may use the investment stub found at the bottom of the Funds' Shareholder Statement form or, if one is not available, they may send a check payable to such Fund directly to Winthrop's Transfer Agent, FPS Services, Inc. at the address indicated on the back cover of this Prospectus. Any check for additional shares sent directly to Winthrop should reference the account number to which it should be credited. Existing shareholders may also purchase additional shares of a Fund via a wire transfer by contacting and providing the Fund account information to the Transfer Agent and following the wire instructions above.

Further information and assistance is available by contacting Winthrop at the address or telephone number listed on the back cover of this Prospectus.

REDEMPTIONS

Shares of Winthrop may be redeemed at a redemption price equal to the net asset value per share, as next computed following the receipt in proper form by Winthrop of shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B shares and certain redemptions of Class A shares and certain redemptions of shares of the Money Funds.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the value of the Fund's portfolio securities at the time of such redemption or repurchase. (See 'Dividends, Distributions and Taxes' for a discussion of the tax consequences of a redemption.)

To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to Winthrop's Transfer Agent, FPS Services, Inc. containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone. (See 'Additional Shareholder Services--Telephone Redemption and Exchange Privilege'). The address of the Transfer Agent can be found on the back cover of this Prospectus.

If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an 'eligible guarantor institution' as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.


Winthrop may request in writing that a shareholder whose account in a Fund has an aggregate balance of less than $250 increase his or her account to at least that amount within 60 days. If the shareholder fails to do so, Winthrop reserves the right to close such account and send the proceeds to the shareholder. IRAs and other qualified retirement accounts are not subject to mandatory redemption. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than $250 based solely on the market movement of such Fund's shares.



The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by Winthrop of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for Winthrop to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemptions will be made by payment in cash or by check. (See the Statement of Additional Information.)

For information concerning circumstances in which redemptions may be effected through the delivery of in kind portfolio securities, see the Statement of Additional Information.

INITIAL SALES CHARGE

Class A shares of each International Fund and Focus Fund are offered at the net asset value next determined plus a sales charge, as follows:

FOCUS FUNDS:

                                   INITIAL SALES CHARGE
                      -----------------------------------------------
                      AS A % OF                      COMMISSION TO
                      NET AMOUNT    AS A % OF      DEALER/AGENT AS A
AMOUNT PURCHASED       INVESTED   OFFERING PRICE  % OF OFFERING PRICE
--------------------- ----------  --------------  -------------------
Less than $50,000....    4.99%         4.75%              4.25%
$50,000 to less than
  $100,000...........    4.71          4.50               4.00
$100,000 to less than
  $250,000...........    3.90          3.75               3.25
$250,000 to less than
  $500,000...........    2.56          2.50               2.25
$500,000 to less than
  $1,000,000.........    1.78          1.75               1.60
$1,000,000 or more...       0             0                  0

INTERNATIONAL FUNDS:

                                   INITIAL SALES CHARGE

                      -----------------------------------------------
                      AS A % OF                      COMMISSION TO
                      NET AMOUNT    AS A % OF      DEALER/AGENT AS A
AMOUNT PURCHASED       INVESTED   OFFERING PRICE  % OF OFFERING PRICE
--------------------- ----------  --------------  -------------------
Less than $50,000....    6.10%         5.75%              5.00%
$50,000 to less than
  $100,000...........    4.71          4.50               3.75
$100,000 to less than
  $250,000...........    3.63          3.50               2.80
$250,000 to less than
  $500,000...........    2.56          2.50               2.00
$500,000 to less than
  $1,000,000.........    2.04          2.00               1.60
$1,000,000 or more...       0             0                  0

On purchases of $1,000,000 or more, there is no initial sales charge; the Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to $2 million, plus .80% on the next $1 million up to $3 million, .50% on the next $47 million up to $50 million, .25% on purchases over $50 million. In addition, Class A shares issued upon conversion of other shares of the Fund are not subject to an initial sales charge.

From time to time, the Distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.


In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.


SALES AT NET ASSET VALUE

The initial sales charge will be waived for the following shareholders or transactions:

 (1) investment advisory clients of the Advisers;


 (2) officers and Trustees of the Funds, directors or trustees of other investment companies managed by the Advisers, officers, directors and full-time employees of the Advisers and of their wholly-owned subsidiaries or parent entities ('Related Entities'); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, 'relatives'), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);




 (3) certain employee benefit plans for employees of the Advisers and Related Entities;


 (4) an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds). To qualify, the Distributor or Transfer Agent must be notified at the time of purchase;

 (5) shares purchased by registered investment advisors on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisors or broker-dealers perform advisory, custodial, record keeping or other services;


 (6) shares purchased as a client of DLJdirect Inc., a subsidiary of the Distributor.



 (7) shareholders who received shares in Winthrop as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares of Winthrop; and



 (8) shares purchased for the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.



 (9) Class B Shares which are automatically converted to Class A Shares. See 'Automatic Conversion of Class B Shares.'


REDUCED SALES CHARGES

A reduction of sales charge rates in the tables above may be obtained for participants in any of the following discount programs. These programs allow an investor to receive a reduced offering price based upon the assets held or pledged by the investor. The term 'investor' refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for the trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans of a single employer.

LETTER OF INTENT By initially investing at least $250 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, an investor may purchase shares of Winthrop over a 13-month period at the reduced sales charge applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. However, the reduced sales charge would not apply to such purchases. It is the investor's responsibility to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.


5% of the total amount to be invested pursuant to the Letter will be held in escrow by the Transfer Agent until the investment contemplated by the Letter is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the total shares purchased.

RIGHT OF ACCUMULATION For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedule are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example:

If a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a reduced sales charge (i.e. the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

To be entitled to a reduced sales charge based upon shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

CONCURRENT PURCHASES To qualify for a reduced sales charge, the investor may combine concurrent purchases of shares purchased in any Winthrop Fund. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the investor must notify the Distributor or Transfer Agent prior to his or her purchase.

COMBINED PURCHASE PRIVILEGE By combining the investor's holdings of shares in any Winthrop Fund, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. (See 'Contingent Deferred Sales Charge on Class A Shares.')

REINSTATEMENT PRIVILEGE The Reinstatement Privilege permits shareholders to reinvest the proceeds of each Fund's Class A shares redeemed, within 120 days from the date of redemption, without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent prior to his or her purchase in order to exercise the Reinstatement Privilege. In addition, a CDSC paid to Winthrop will be eligible for reimbursement at the current net asset value of the applicable Fund if a shareholder reinstates his Winthrop account holdings within 120 days from the date of redemption.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES

A shareholder can purchase Class B shares at net asset value without an initial sales charge. However, a shareholder may pay a CDSC if such shareholder redeems within four years after purchase. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the Class B shares being redeemed. Accordingly, no Class B CDSC will be imposed on amounts representing increases in net asset value above the initial purchase price of the shares identified for redemption. In determining the Class B CDSC, Class B shares are redeemed in the following order: (i) those acquired pursuant to reinvestment of dividends or distributions, (ii) those held for over four years, and (iii) those held longest during the four-year period.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since the shareholder made the purchase according to the table below.

   YEAR SINCE PURCHASE        PERCENTAGE CONTINGENT
     PAYMENT WAS MADE         DEFERRED SALES CHARGE
--------------------------  --------------------------
          First                         4%
          Second                        3%
          Third                         2%
          Fourth                        1%
   Fifth and thereafter                 0%

The amount of any CDSC will be paid by the shareholder to and retained by the Distributor and will not offset the amounts which may be paid to the Distributor under the Agreement. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized by a shareholder on the redemption of shares.

The CDSC on Class B shares will be waived for the following shareholders or transactions:

 (1) shares received pursuant to the exchange privilege which are currently exempt from a contingent deferred sales charge;

 (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended) (the 'Code');

 (3) redemptions made pursuant to Winthrop's systematic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 10% of the total market value of an account may be withdrawn over any 12 month period (shareholders who elect systematic withdrawals on a semi-annual or annual basis are not eligible for the waiver); and

 (4) liquidations, distributions or loans from the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.

Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.


In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.


CONTINGENT DEFERRED SALES CHARGE ON CLASS A SHARES

A Limited Contingent Deferred Sales Charge ('Limited CDSC') will be imposed by the Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e., purchases of $1,000,000 or more).

The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of (i) the net asset value at the time of purchase of the Class A shares being redeemed or (ii) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the 'net asset value at the time of purchase' will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and, in the event of an exchange of such Class A shares, the 'net asset value of such shares at the time of redemption' will be the net asset value of the shares into which the Class A shares have been exchanged.

Redemptions of such Class A shares held for more than 12 months will not be subjected to the Limited CDSC, and an exchange of such Class A shares will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the 12-month holding period. The Funds will assess the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A shares of the Funds or shares into which the Class A shares have been exchanged.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or upon amounts representing share appreciation. All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

The Limited CDSC will be waived for the shareholders and transactions described above as eligible for waiver under 'Contingent Deferred Sales Charge on Class B Shares' and 'Sales at Net Asset Value.'

CONTINGENT DEFERRED SALES CHARGE ON CONVERTED SHARES--FOCUS FUNDS

Class A shares issued upon conversion of shares of a Focus Fund purchased prior to February 28, 1996 ('Converted Shares') will be subject to the same contingent deferred sales charge with the same terms as the Converted Shares were subject to at the time of purchase. This CDSC is similar in all respects to the CDSC charged on Class B shares except that the CDSC will not be imposed if the amount redeemed is obtained from increases in the value of the account in a Fund (whether from appreciation or reinvestment of dividends and capital gains distributions) above the amounts of purchase payments during the past four years.

For purposes of the CDSC on Class A shares issued upon conversion of Converted Shares, it is assumed that the redemption is made from the earliest purchase payment from which a redemption (or exchange) has not already been effected. Therefore, redemptions will first be made from increases in the value of the account without imposition of a CDSC and then, if necessary, from the shares which have been held the longest.

Because the CDSC on Class A shares issued upon conversion of Converted Shares is based on dollar value rather than number of shares, it may be imposed even if the number of shares in the investor's account has increased through reinvestment of dividends and capital gains distributions.

The CDSC on Class A shares issued upon conversion of Converted Shares will be waived for the following shareholders or transactions:

 (1) investment advisory clients of the Advisers;


 (2) officers, directors and full-time employees and Trustees of Winthrop, the Advisers and Related Entities; or the relatives of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to Winthrop);



 (3) certain employee benefit plans for employees of the Advisers and Related Entities;


 (4) an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds). To qualify, the Distributor or Transfer Agent must be notified at the time of purchase;

 (5) shares purchased by registered investment advisers or by broker-dealers that have sales agreements with the Funds and which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers charge a fixed fee and perform advisory, custodial, record keeping or other services.


 (6) shareholders of Neuwirth Fund, Inc., Pine Street Fund, Inc. and deVegh Mutual Fund, Inc., which were diversified, no-load open-end management investment companies to which WSWMC provided investment advisory services;


 (7) liquidations, distributions or loans from the following types of retirement plans established on or after February 1, 1995: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code; and (iii) deferred compensation plans described in section 457 of the Code;

 (8) redemptions as a result of shareholder death or disability (as defined in the Code); and

 (9) redemptions made pursuant to Winthrop's systematic withdrawal plan up to 1% monthly or 3% quarterly of the account's total purchase payments (excluding dividend reinvestment) not to exceed 10% of total purchase payments over any 12 month rolling period (systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver).

Redemptions effected by Winthrop pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

AUTOMATIC CONVERSION OF CLASS B SHARES

Class B shares held for eight years after purchase will be automatically converted into Class A shares. Winthrop will effect conversions of Class B shares into Class A shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a 'Conversion Date'). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor's Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as an additional three months after the eighth anniversary after purchase before the shares will automatically convert into Class A shares.

All such automatic conversions of Class B shares will constitute a tax-free exchange for federal income tax purposes.

ADDITIONAL SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE Shares of one class of a Fund can be exchanged for the same class of another Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares into either class of the International Funds or the Focus Funds. Shares of each Money Fund established pursuant to Winthrop's exchange privilege will be eligible for exchange into the International Funds or Focus Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Unless otherwise indicated in the initial Share Purchase Application or by written notice to Winthrop or its Transfer Agent, shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested International Fund or Focus Fund. Exchanges may be made by mail or telephone. (See 'Telephone Redemption and Exchange Privilege'.) The exchange privilege for all the Funds is available only in states in which shares of the relevant Fund may be legally sold. An exchange is effected on the basis of each Fund's relative net asset value per share next computed following receipt of an order for such exchange from the shareholder.

Class A shares subject to a contingent deferred sales charge as described in 'Contingent Deferred Sales Charge on Class A Shares,' and 'Contingent Deferred Sales Charge on Converted Shares--Focus Funds,' and

Class B shares which are exchanged will continue to be subject to the same contingent deferred sales charge at the same rate and for the same period of time as they were prior to exchange. A shareholder will pay a higher 12b-1 fee when exchanging (i) shares of the Money Funds or Class A shares of the International Funds (.25 of 1% annually) for Class A shares of the Focus Funds (.30 of 1% annually) or (ii) shares of the Money Funds for Class B shares of the International Funds or Focus Funds (1% annually).




Winthrop imposes no separate charge for exchanges. However, a shareholder may be subject to an initial sales charge upon exchanging shares of a Money Fund for Class A shares of the International Funds or Focus Funds. (See 'Purchases, Redemptions and Shareholder Services--Initial Sales Charge.') A shareholder will not be assessed any contingent deferred sales charge at the time of an exchange between the Funds. Any applicable contingent deferred sales charge will be assessed when the shareholder redeems shares of a Fund or from an account established pursuant to Winthrop's exchange privilege in the Money Funds or Alliance Money Market Funds. The period of time during which a shareholder owns shares in any of the Funds will be credited to such shareholders holding period in determining the applicable contingent deferred sales charge, if any. However, the period of time during which a shareholder's funds are held in the Alliance Money Market Funds will not be included in the holding period used to determine the applicable contingent deferred sales charge. In addition, investors may be charged a fee on exchanges that are effected through a securities dealer.



The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. Winthrop reserves the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice. The exchange privilege is not meant to afford shareholders a means to play short term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who in the opinion of the Adviser engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.


Exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such Fund may be higher and a sales charge differential may apply. Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares which may result in recognition of a gain or loss.

AUTOMATIC MONTHLY INVESTMENT PLAN A shareholder may elect on the Share Purchase Application to make additional investments in a Fund automatically by authorizing Winthrop to draw on the shareholder's bank account.

A shareholder may change the date (either the 10th, 15th or 20th of each month) or amount (subject to a minimum of $25) of the shareholder's monthly investment at any time by letter to Winthrop at least three business days before the change becomes effective. The plan may be terminated at any time without penalty by the shareholder or Winthrop.

AUTOMATIC EXCHANGE PLAN Shareholders may authorize Winthrop to exchange an amount established in advance automatically for shares of the same class of another series of Winthrop or for shares of the Money Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange into another Fund under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above. See 'Additional Shareholder Services--Exchange Privilege.'

DIVIDEND DIRECTION OPTION  A shareholder may elect on the Share Purchase

Application to have his or her dividends paid to another individual or directed for reinvestment within the same class of another series of Winthrop or into the Money Funds provided that an existing account in such other Fund is maintained by the shareholder.


SYSTEMATIC WITHDRAWAL PLAN Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a Systematic Withdrawal Plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A contingent deferred sales charge which may otherwise be imposed on a withdrawal redemption will be waived in connection with redemptions made pursuant to Winthrop's Systematic Withdrawal Plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 10% over any 12-month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See 'Purchases, Redemptions and Shareholder Services.'


CHECKWRITING PRIVILEGES. Shareholders of the Money Funds may redeem shares by writing checks against their account balance for at least $100. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Transfer Agent if there are insufficient shares to meet the withdrawal amount. Shareholders should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, UMB Bank, n.a., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting privileges at any time without notice to shareholders. Checkwriting privileges will not be available for accounts whose shares are subject to a contingent deferred sales charge.


TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGE A shareholder may elect on the Share Purchase Application to be eligible to make withdrawals from such shareholder's account via telephone orders (toll free (800) 225-8011) given to Winthrop by the shareholder or the shareholder's investment dealer of record. The maximum amount of such withdrawals is $50,000 per day. A shareholder may also transfer assets via telephone from such shareholder's account to purchase shares of another Fund. Winthrop will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures include the requirement that redemption or transfer orders must include the account name and the account number as registered with Winthrop. The minimum amount for a wire transfer is $1,000. Proceeds of telephone redemptions may also be sent by automated clearing house funds to a shareholder's designated bank account. Neither Winthrop, the Advisers, nor any transfer agent for any of the foregoing will be responsible for following instructions communicated by telephone that are reasonably believed to be genuine; accordingly, investors bear the risk of loss. The Telephone Exchange Privilege will be offered automatically unless a shareholder declines such option on the Share Purchase Application or by writing to the Fund's Transfer Agent at the address listed on the back cover of this Prospectus.

TIMING OF REDEMPTIONS AND EXCHANGES If a redemption or transfer order for a Fund is received on a Fund Business Day prior to the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, the proceeds will be transferred as soon as possible (in accordance with industry settlement procedures), and shares of each Fund will be priced that Fund Business Day. If the redemption or transfer order is received after the close of the regular session of the NYSE, shares of each Fund will be priced the next Fund Business Day and the proceeds will be transferred as soon as possible after such pricing (also in accordance with industry settlement procedures). A shareholder also may request that proceeds be sent by check to a designated bank. Transfers are made without any charge by Winthrop.


With respect to the Money Funds, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Money Funds prior to 12:00 Noon-Eastern Time. (See 'Additional Shareholder Services-- Telephone Redemption and Exchange Privilege.') If a shareholder's securities dealer offers an automatic sweep service, the sweep will automatically transfer from the Money Fund account sufficient cash to cover any debit balance that may occur in your cash account. Shares of the Money Funds redeemed prior to 1:00 p.m. through an automatic sweep service will be eligible for same day federal funds wiring.


Purchases by check may not be redeemed by a Fund until after a reasonable time necessary to verify that the purchase check has been paid (approximately ten Fund Business Days from receipt of the purchase check). When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two Fund Business Days after the purchase by wire. Bank acknowledgment of payment initialed by the shareholder may shorten delays.

Additional information concerning these Additional Shareholder Services may be obtained by contacting Winthrop at the address or telephone number listed on the back cover of this Prospectus.

        ---------------------------------------------------------------
                                NET ASSET VALUE
        ---------------------------------------------------------------


The net asset value per share for purchases and redemptions of shares of each Fund is determined as of the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, on each day that trading is conducted during such session on the NYSE. In accordance with the Funds' Agreement and

Declaration of Trust and By-Laws, net asset value for each Fund is determined separately for each class, if applicable, by dividing the value of each class's assets allocable to such class, less its liabilities, by the total number of each class's shares then outstanding. With regard to the Money Funds, Winthrop currently offers only one class of shares. All expenses, including investment advisory fees, are accrued daily.


For purposes of this computation, the securities in each portfolio of the Focus and International Funds are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the applicable Trustees believe in good faith would accurately reflect their fair value.

For the Money Funds, the net asset value is expected to be maintained at a constant $1.00 per share although this price is not guaranteed. For purposes of this computation, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price.

Short-term securities purchased within the Focus Funds or International Funds which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, where it has been determined in good faith under procedures approved by the applicable Trustees that amortized cost equals fair value.

For net asset value determination purposes, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded and that value is then converted into U.S. dollars at the foreign exchange rate in effect as of the close of trading (4:00 p.m.) London time on the day the value of the foreign security is determined. As a result, to the extent a Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of an International Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such International Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the net asset value of an International Fund's shares unless the Adviser or Subadviser, under the supervision of such International Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of an International Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such International Fund.

        ---------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
        ---------------------------------------------------------------
                                   AND TAXES
        ---------------------------------------------------------------

Each of the Funds has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed. Annual statements as to the current Federal tax status of distributions, if applicable, are mailed to shareholders by January 31 each year.

Winthrop intends to distribute to shareholders of the Growth Fund, the Small Company Value Fund and the International Funds on an annual basis and to shareholders of the Growth and Income Fund on a quarterly basis substantially all of such respective periods' net investment income, if any, for the respective Funds. Dividends from net investment income on shares of the Money Funds, Fixed Income Fund and Municipal Trust Fund are declared daily and paid monthly. For purposes of this calculation, net investment income consists of all accrued interest income on fund assets less the fund's expenses applicable to that dividend period.

There is no fixed dividend rate, and there can be no assurance that a Fund will distribute any net investment income. The amount of any distribution paid by each Fund depends upon the realization by the Fund of income from that Fund's investments. All distributions will be made to shareholders of a Fund solely from assets of that Fund. Capital gains (short-term and long-term), if any, realized by each of the Funds during a fiscal year of Winthrop will be distributed to the respective shareholders shortly after the end of such fiscal year.

Distributions may be subject to certain state and local taxes.

Each income dividend and capital gains distribution, if any, declared by Winthrop on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by Winthrop from a shareholder or the shareholder's investment dealer of record at least 30 days prior to the payable date for a particular dividend or distribution on shares of each Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions. Such dividends and capital gains distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares.

Distributions to shareholders out of tax-exempt interest income earned by the Municipal Trust Fund and the Municipal Money Fund ('Exempt-Interest Dividends') are not subject to federal income tax if, at the close of each quarter of each

Fund's taxable year, at least 50% of the value of each Fund's total assets consists of tax-exempt obligations. Both Funds intend to meet this requirement. Because the Municipal Trust Fund and Municipal Money Fund can invest in taxable municipal bonds and other taxable securities as well as tax-exempt municipal bonds, the portion of its dividends exempt from or subject to regular federal income taxes cannot be predicted.

Interest on certain tax-exempt municipal securities issued after August 7, 1986 is a preference item for purposes of the alternative minimum tax ('AMT') applicable to individuals and corporations. Under tax regulations to be issued, the portion of any exempt-interest dividends paid by a regulated investment company that is allocable to these obligations will be treated as a preference item for purposes of the AMT. Corporations should, however, be aware that interest on all municipal securities will be included in calculating among other things 'adjusted current earnings' of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. While the Municipal Trust and Municipal Money Fund may invest without limitation in securities subject to AMT, the AMT affects only a small percentage of all tax paying investors.

Shareholders may be subject to state and local taxes on dividends from the Municipal Trust Fund or Municipal Money Fund, including dividends which are exempt from federal income taxes. In addition, for federal income tax purposes, distributions of net short-term capital gains are taxable to shareholders of the Municipal Trust Fund and Municipal Money Fund as ordinary income, and distributions of net long-term capital gains are taxable to such shareholders as long-term capital gains, regardless of the nature of the investments made by the Fund.

Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


The foregoing discussion is a general summary of certain current federal income tax laws regarding the Funds. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules. In addition, this discussion does not describe any of the state or local tax consequences that may be applicable to distributions paid by the Funds. Each prospective and current shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Funds. Certain additional matters related to the tax implications of investing in the Winthrop Funds are referenced in the Funds' Statements of Additional Information.

        ---------------------------------------------------------------
                             ADDITIONAL INFORMATION
        ---------------------------------------------------------------

RETIREMENT PLANS


Winthrop offers a range of qualified retirement plans including Traditional, Educational and Roth IRAs, SEPs, SIMPLE plans and other pension and profit sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone Winthrop's Transfer Agent at 1-800-225-8011. For a more detailed explanation of the retirement plans offered by the Funds, see each Fund's Statement of Additional Information.


CAPITALIZATION

The Focus Funds were organized as a Massachusetts business trust under the laws of Massachusetts on November 26, 1985. The Focus Funds have an unlimited number of authorized shares of beneficial interest, par value $.01 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Such shares are currently divided into five series.

The Opportunity Funds were organized as a Delaware business trust under the laws of Delaware on May 31, 1995. The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Such shares are currently divided into four series, two series in each of the International Funds and Money Funds.

Shares of the Focus Funds and the International Funds are divided into Class A and Class B shares. Winthrop currently offers only one class of shares for the Money Funds. Shares held in each Fund are normally entitled to one vote (with proportional voting for fractional shares) for all purposes. Generally, shares of the International Funds and Money Funds vote as a single series on matters that affect all Funds within the Opportunity Funds in substantially the same manner and shares of the Focus Funds vote as a single series on matters that affect all Funds within the Focus Funds in substantially the same manner. As to matters affecting each Focus Fund, International Fund or Money Fund separately, such as approval of the investment advisory agreement, shares of each Focus Fund, International Fund or Money Fund would vote as separate series.

With respect to the Focus Funds and International Funds, each Class is identical in all respects except that (i) each Class bears different distribution service fees, (ii) each Class has exclusive voting rights with respect to its 12b-1 Plan, (iii) each Class has different exchange privileges, and (iv) only Class B shares have a conversion feature.

The Funds will not have annual meetings of shareholders so long as at least two-thirds of their Trustees then in office have been elected by their shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which Winthrop will honor regarding the calling of meetings of shareholders and other communications with shareholders. Trustees also may call meetings of shareholders from time to time as the Trustees deem necessary or desirable.

Shares of a Fund are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of Winthrop, are entitled to receive the net assets of that Fund. Since Class B shares of the Focus Funds and International Funds are subject to greater distribution services fees than Class A shares of such Funds, the liquidation proceeds to shareholders of Class B shares are likely to be less than proceeds to Class A shareholders. Shareholders have no preemptive rights.

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, Winthrop may consider sales of its shares as a factor in the selection of brokers and dealers to execute portfolio transactions for Winthrop.

DISTRIBUTOR

Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Advisers, serves as Winthrop's Distributor.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

Citibank, N.A. acts as Custodian for the securities and cash of Winthrop, but plays no part in deciding on the purchase or sale of portfolio securities. FPS Services, Inc. acts as dividend disbursing agent, registrar and transfer agent of Winthrop.

HOW WINTHROP CALCULATES PERFORMANCE

From time to time Winthrop may advertise its total return (including 'average annual' total return and 'aggregate' total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A and Class B shares. These figures are based on historical earnings and are not intended to indicate future performance. The 'total return' shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of that Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The 'aggregate' total return reflects actual performance over a stated period of time. 'Average annual' total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. 'Average annual' total return smoothes out variations in performance. Winthrop's advertisements of total return and average annual total return may not reflect any applicable initial or contingent deferred sales charge, but such charges will be disclosed. Neither 'average annual' total return nor 'aggregate' total return takes into account any federal or state income taxes which may be payable upon redemption. The '30-day yield' refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then 'annualized,' that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. Winthrop may also include comparative performance information in advertising or marketing Winthrop's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. Further performance information is contained in Winthrop's annual reports to shareholders, which may be obtained without charge.

INFORMATION FOR SHAREHOLDERS

Any shareholder inquiry regarding Winthrop or the status of the shareholder's account can be made to Winthrop or to FPS Services, Inc. by telephone or by mail at the telephone number or the addresses listed on the back cover of this Prospectus.

Following any purchase or redemption, a shareholder will receive a statement confirming the transaction. Annual audited and semi-annual unaudited financial statements, which include a list of investments held by Winthrop, will be sent to shareholders.


YEAR 2000 COMPLIANCE



As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can distinguish between the year 2000 and the year 1900. Failure to adequately address this issue could have potentially serious repercussions to the Funds and their respective shareholders as the Funds are dependent on the smooth functioning of the computer software and operating systems of their respective Advisers, Distributor, Custodian and Transfer Agent. The Advisers are in the process of working with the Funds' service providers to prepare for the year 2000 and expect that, together with such service providers, they will be year 2000 compliant on a timely basis. As of the date of this Prospectus, the Funds do not expect that they will incur significant operating expenses or be required to incur material costs to be year 2000 compliant.

                             WINTHROP MUTUAL FUNDS
                      277 Park Avenue, New York, NY 10172
                                 (800) 225-8011

                                    ADVISERS

                        DLJ INVESTMENT MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172
                  WOOD, STRUTHERS & WINTHROP MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172

                                   SUBADVISER

                        AXA ASSET MANAGEMENT PARTENAIRES
               46, Avenue de la Grande Armee 75017 Paris, France

                                  DISTRIBUTOR

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                      277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS

                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                   CUSTODIAN

                                 CITIBANK, N.A.
                      111 Wall Street, New York, NY 10043

                                 TRANSFER AGENT

                               FPS SERVICES, INC.
                      P.O. Box 61503 (3200 Horizon Drive),
                         King of Prussia, PA 19406-0903

                                    COUNSEL

                               OPPORTUNITY FUNDS

                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                      919 Third Avenue, New York, NY 10022

                                  FOCUS FUNDS

                              SULLIVAN & CROMWELL
                      125 Broad Street, New York, NY 10004


                               TABLE OF CONTENTS



SUMMARY OF WINTHROP FUND EXPENSES                                3
FINANCIAL HIGHLIGHTS                                             5
INTRODUCTION                                                    10
INVESTMENT OBJECTIVES AND POLICIES                              10
ADDITIONAL GENERAL INVESTMENT POLICIES                          17
INVESTMENT RESTRICTIONS                                         20
MANAGEMENT                                                      21
EXPENSES OF WINTHROP                                            23
PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES                 25
NET ASSET VALUE                                                 32
DIVIDENDS, DISTRIBUTIONS AND TAXES                              33
ADDITIONAL INFORMATION                                          34


   This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


                                                            PROS-  /98

                              WINTHROP FOCUS FUNDS
--------------------------------------------------------------------------------
                    277 PARK AVENUE, NEW YORK, NEW YORK 10172

                            Toll Free (800) 225-8011
--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION


                             dated February 27, 1998




This Statement of Additional Information is not a prospectus and should be read in conjunction with the Winthrop Focus Fund's ("Winthrop") current Prospectus dated February 27, 1998 (the "Prospectus"), as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting Winthrop at the address or telephone number listed above.




                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Investment Policies and Restrictions ......................................    2
Management ................................................................   39
Expenses of Winthrop ......................................................   52
Purchases, Redemptions and Exchanges ......................................   55
Systematic Withdrawal Plan ................................................   62
Retirement Plans ..........................................................   63
Net Asset Value ...........................................................   66
Dividends, Distributions and Taxes ........................................   70
Portfolio Transactions ....................................................   79
Performance Information ...................................................   84
General Information .......................................................   87
Financial Statements ......................................................   89
Report of Independent Auditors ............................................   __
Appendix A -- Securities Ratings ..........................................  A-1

--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------


     The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth under the heading "Investment Objectives and Policies" in Winthrop's Prospectus. Except as noted in the Prospectus, Winthrop's investment policies are not fundamental and may be changed by the Trustees of Winthrop without shareholder approval; however, shareholders will be notified prior to a significant change in such policies. Winthrop's fundamental investment restrictions may not be changed without shareholder approval as defined in "Additional Fundamental Investment Restrictions" in this Statement of Additional Information. Winthrop's investment adviser is Wood, Struthers & Winthrop Management Corp. (the "Adviser").


Growth Fund, Small Company Value Fund and Growth and Income Fund

     It is the policy of the Growth Fund to invest principally in equity securities with long-term capital appreciation potential; it is the policy of the Small Company Value Fund to invest principally in equity securities selected on the basis, in the Adviser's opinion, of their potential for a high level of growth of capital; and it is the policy of the Growth and Income Fund to invest principally in dividend paying common stocks.

Warrants

     The Growth Fund and the Small Company Value Fund each may invest up to 5% of their respective total assets in warrants. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Foreign Securities


     The Growth Fund and the Growth and Income Fund may invest up to 10% of the value of their respective total assets in foreign securities and the Small Company Value Fund may invest up to 20% of the value of its total assets in foreign securities. Investment in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Funds' performance. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or investors.

Investment Grade Securities

     The Growth Fund and Small Company Value Fund may invest up to 35% of the value of its total assets in investment grade fixed income securities and the Growth and Income Fund and the Fixed Income Fund may invest in investment grade fixed income securities without limitation. Investment grade obligations are those obligations rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service ("Moody's") in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or unrated instruments believed by the Adviser to be of comparable quality to such rated instruments. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Except for the

Municipal Trust Fund, fixed income securities in which the Funds may invest include asset and mortgage backed securities. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the assets and mortgage backed securities. As a result, if a Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.


Options

     The Growth Fund, the Growth and Income Fund and the Small Company Value Fund may write covered calls on securities or stock indices for purposes of hedging against the value of a decline in the value of its portfolio securities, and, in the case of the Small Company Value Fund, as a means of achieving additional return. The Small Company Value Fund may also purchase calls and write put options on securities and securities indices for hedging and return enhancement purposes.

     A call option on a security gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a specified security on or before a fixed date, at a predetermined price. A call option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price is less than the value of the underlying securities index on the exercise date. So long as a Fund remains obligated as a writer of a covered call option, it will forego the opportunity to profit from increases in the market price of the underlying security or index above the exercise price of the option. A Fund will not write a call option on a security unless at all times during the option period the Fund owns either (i) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower price. When a Fund writes a call option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or other liquid unencumbered assets, marked to market daily, or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

     If the Growth Fund, the Growth and Income Fund or the Small Company Value Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the portfolio security. A Fund may also enter into a closing purchase transaction in order to terminate its obligation under an option it has written. A closing purchase transaction is a transaction in which an investor who is obligated as the writer of an option terminates his obligation by purchasing an option on the same security and same terms as the option previously written. There can be no assurances that a closing purchase can be effected. If a closing purchase transaction cannot be effected, a Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. A Fund realizes a profit from a closing purchase transaction for an option it has written if the cost of such transaction is less than the premium received from the writing of the option and will realize a loss if the cost of such transaction is more than the premium received. The Growth Fund and Growth and Income Fund will only purchase call options in closing purchase transactions. As indicated above, the Small Company Value Fund may write or purchase a put option on securities or securities indices. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the writer of the option the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security at the exercise price. The Small Company Value Fund will only write "covered" put options, i.e., so long as the Fund is obligated under the put, it will have on deposit cash or other liquid unencumbered assets, marked to market daily, with a value equal to or greater than the exercise price of the underlying securities or index. It is possible that as a result of writing a put, the Fund may have to purchase the underlying securities at an amount that is greater than their current market price.

     If the Small Company Value Fund purchases an option, it runs the risk that the option will expire "out of the money" with the result that the Fund will incur a loss equal to the amount of the premium paid plus any transaction costs. Thus, in some periods the Small Company Value Fund may receive less total return in connection with its options transactions than it would have received from the underlying securities had options not been written.

     The Growth Fund and the Growth and Income Fund may not write a call option if as a result thereof, the aggregate value of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the securities) or the amount deposited in a segregated account would exceed 5% of such Fund's total assets. The Small Company Value Fund will not purchase options if as a result the aggregate cost of all outstanding options exceeds 10% of its assets.


     Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer such as the Growth Fund, the Growth and Income Fund or the Small Company Value Fund cannot determine the amount of its settlement obligation in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential obligations by acquiring and holding a particular security.

     Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by such Fund may not increase as much as the index. In such event, a Fund would bear a loss on the call that is not completely offset by movements in the price of such Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio does not rise. If this occurred, a Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, generally tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, such Fund would be required to liquidate portfolio securities in order to satisfy the exercise.

     When a Fund has written a call, there is also a risk that the market may decline between such time such Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, such Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by such Fund with the same strike price, such Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date such Fund exercises the call it holds or the time such Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.


     If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures and Options Thereon

     The Small Company Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments currently or hereafter available, such as financial future contracts and options thereon.

     On the futures markets, the Adviser may with respect to the Small Company Value Fund adopt an overall strategy in response to expected market movements. Such a strategy would involve the purchase or sale of securities index futures contracts and related options traded on regulated exchanges, to the extent permitted by the Commodity Futures Trading Commission ("CFTC"), for bona fide hedging purposes or for other appropriate risk management purposes permitted under regulations promulgated by the CFTC. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Small Company Value Fund may enter into securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result.

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index. The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

     The Small Company Value Fund will only invest in futures contracts and related options to the extent that the Fund would not be required to register with the CFTC. The Small Company Value Fund will not engage in financial futures or related options transactions for speculative purposes but only in an effort to hedge portfolio risks as described above. In accordance with the foregoing, under current regulations the Small Company Value Fund may not purchase or sell futures contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's open futures positions and premiums on open positions thereon would exceed 5% of the market value of the Small Company Value Fund's total assets. Certain provisions of the federal tax laws may limit the extent to which the Small Company Value Fund may engage in options and financial futures transactions. Such transactions may also affect the amount, character and timing of income, gain or loss recognized by a Fund for federal tax purposes.

     The Small Company Value Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select equity and debt securities for investment. The correlation between movements in the price of the option or future and the price of the securities index futures and options declines, as the composition of the Fund's portfolio diverges from the composition of the index underlying such index futures and options. In addition, the ability of the Fund to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. A Fund's losses on futures transactions could be unlimited.

     New options and futures contracts and other financial products, securities options, securities index futures contracts and options on securities indices with respect to securities in which the Small Company Value Fund may invest, and various combinations thereof, continue to be developed and the Small Company Value Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and policies and the regulatory requirements applicable to the Fund.


Small Company Stocks

     At least 65% of the Small Company Value Fund's total assets will normally be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization of $2 billion or less at the time of the Fund's investment. Small-cap company stocks generally are considered to offer greater potential for appreciation than securities of companies with larger market capitalizations. Most small-cap company stocks pay low or no dividends, and the Fund seeks long-term appreciation, rather than income. Small-cap company stocks also have higher risk and volatility, because most are not as broadly traded as stocks of companies with larger capitalizations and their prices thus may fluctuate more widely and abruptly. Small-cap company securities are also less researched and often overlooked and undervalued in the market.

Special Situation Companies

     The Small Company Value Fund has a policy of investing in special situations and accordingly may invest a substantial portion of its assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

Short-Term Portfolio Transactions

     The Small Company Value Fund may engage in short-term portfolio transactions in an attempt to generate capital gains when deemed appropriate by the Adviser under the circumstances, taking into consideration the market analysis factors of any particular security and the technical conditions of the securities markets. In accordance with the investment policy of engaging in short-term portfolio transactions, the Small Company Value Fund has no restrictions with respect to portfolio turnover and the rate of portfolio turnover is not considered a prohibitive factor by the Adviser when considering short-term portfolio transactions. As a result of this policy, it is possible that the Small Company Value Fund's annual portfolio turnover rate may exceed 100%, although the Adviser anticipates that such rate will not exceed 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or the securities sold by the average monthly value of securities owned during the year, excluding securities whose maturities at the time of acquisition were one year or less. A high degree of portfolio turnover results in increased transaction costs.


IOs and POs

     The Small Company Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only), although the Small Company Value Fund has no present intention to so invest. IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the Securities and Exchange Commission, to be illiquid securities.


Additional Investment Policies

     The following additional policies have been adopted by the Growth Fund and the Growth and Income Fund and may be changed by the Trustees without shareholder approval:

     1 The Funds will not make or maintain a short position (other than short sales against the box) or write, purchase or sell puts, calls, straddles, spreads or combinations thereof, provided, however, the Growth Fund and Growth and Income Fund may write covered call options and purchase call options in closing purchase transactions.

     2 The Funds will not invest in oil, gas or other mineral exploration or development programs, but this shall not prohibit the Funds from investing in securities of companies engaged in oil, gas or mineral activities or investigations.

Fixed Income Fund

     The Fixed Income Fund generally does not intend to acquire common stocks or equity securities exchangeable for common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Fund may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Fixed Income Fund and its shareholders. In such event, the Fixed Income Fund will sell the common stock resulting from such conversion as soon as practical. The Fixed Income Fund may, as set forth in the Prospectus, acquire debt securities, including convertible and non-convertible debt securities which may have voting rights, but in no case will the Fixed Income Fund acquire more than 10% of the voting securities of any one issuer. The relative size of the Fixed Income Fund's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities or other investment alternatives include trends in the determinates of interest rates, corporate profits and management capabilities and practices.

     The Fixed Income Fund may use a variety of techniques in seeking to attain its investment objective. In making investment decisions, for example, the Fixed Income Fund seeks to balance favorable factors, such as high yields to maturity and high current rates of income, against unfavorable factors, such as increased risk which accompanies longer maturities.

     The Fixed Income Fund may use trading to attain its investment objectives and policies. Trading may be used in anticipation of market developments or to take advantage of yield disparities between major sectors of the investment grade market. Examples of circumstances in which the Fixed Income Fund may employ trading are (i) shortening of the average maturity of the portfolio in anticipation of higher interest rates, (ii) lengthening of the average maturity of the portfolio in anticipation of lower interest rates, (iii) changing the average coupon of the portfolio when yield disparities occur between debt securities selling at differing levels of premium or discount, (iv) selling one type of debt security (e.g., industrial bonds) and buying another type of debt security (e.g., Federal agency bonds or notes) when disparities arise in the relative value of each, and (v) selling one class of fixed-income securities (e.g., preferred stocks) and buying another class (e.g., publicly offered utility bonds) when disparities arise in the relative values of each.

     Debt securities acquired for the Fixed Income Fund's portfolio may be subject to call by the issuer prior to maturity, in which case the Fixed Income Fund may be forced to sell such securities at prices below market value. The Fixed Income Fund may seek protection against calls at prices below market value. Such protection may be sought by (i) purchasing securities with high call prices relative to their market prices, (ii) purchasing securities with sinking fund features which are selling at a premium where the period before inception of the sinking fund payments is relatively long, (iii) selling a security whose market price has risen above its call price and purchasing another security of comparable quality whose market price is below its call price and (iv) substituting for a security with a refunding date a comparable security with a more distant refunding date. Depending on market conditions, debt securities may be purchased at a discount or premium from face value, producing a yield of more or less than the coupon rate. The market value of the Fixed Income Fund's assets will reflect yields generally available on debt securities of similar quality. When such yields decline, the market value of the Fixed Income Fund's assets already invested can be expected to rise. Similarly, when such yields increase, the market value of the Fund's assets already invested can be expected to decline.

Municipal Trust Fund

     Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event the Municipal Trust Fund invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

     Municipal bonds fall into two general classes: general obligation bonds and revenue or special obligation bonds. Payment of principal of and interest on general obligation bonds is secured by the issuer's pledge of its faith, credit and taxing power. Payment on revenue or special obligation bonds is met only from the revenues obtained from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs and water and sewage disposal facilities.

     Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Municipal notes in which the Municipal Trust Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

     Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

     Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

     Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of

Moody's and S&P represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolio.

     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although from time to time there have been proposals which would require registration in the future.

     After purchase by the Municipal Trust Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Municipal Trust Fund. Neither event requires sales of such security by the Municipal Trust Fund, but the Adviser will consider such event in its determination of whether the Municipal Trust Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would reevaluate its investment objectives and policies.

Additional General Investment Policies

     The following general investment policies supplement those set forth above for each Fund.



Short Sales ("Against the Box")

     Except for the Municipal Trust Fund, a Fund may effect short sales "against the box". While a short sale is a sale of a security the Fund does not own, it is "against the box" if at all times during which a short position is open, the Fund owns an equal amount of the securities, or, by virtue of the ownership of securities, has the right, without further consideration, to obtain an equal amount of the securities sold short. No more than 10% of each Fund's net assets (taken at the then current market value) will be held as collateral for its short sales at any time. Neither the Growth Fund, the Fixed Income Fund nor the Growth and Income Fund have an intention to enter into short sales against the box in the foreseeable future. See "Dividends, Distributions and Taxes" in the Prospectus and herein.

Repurchase Agreements

A Fund may enter into repurchase agreements with respect to U.S. Government Securities (as defined in the Prospectus). While the maturities of the underlying securities may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements often are for short periods such as one day or a week, but may be longer. In the event that a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral.

Reverse Repurchase Agreements

     The Growth Fund, Small Company Value Fund, Fixed Income Fund and Municipal Trust Fund each may also enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade debt securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission to the extent liquid, unencumbered assets, marked to market daily, are segregated in an amount at least equal to the amount of the liability.

Securities Lending

     The Growth Fund, Small Company Value Fund, Fixed Income Fund and Municipal Trust Fund each may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days' notice. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 25% of the value of its total assets.

Restricted Securities


     The Growth Fund, the Growth and Income Fund, the Fixed Income Fund and the Municipal Trust Fund may invest in restricted securities and all of the Funds may invest in other assets having no ready market if such purchases at the time thereof would not cause more than 10% (or 15% in the case of the Municipal Trust
Fund) of the value of a Fund's net assets to be invested in not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 promulgated under such Act. Where registration is required, Winthrop may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time Winthrop may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, Winthrop might obtain a less favorable price than that which prevailed when it decided to sell. Securities salable without restriction among qualified institutional investors pursuant to rules (e.g., Rule 144A) promulgated under the Securities Act of 1933 are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Winthrop in good faith deem appropriate to reflect their fair value.

     The staff of the SEC has taken the position that purchased over the counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options on U.S. Government securities as liquid provided the Fund follows a specified procedure. A Fund may sell OTC options on U.S. Government securities only to qualified dealers who agree that the Fund may repurchase options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price exceeds the intrinsic value of the option.

State Undertakings

     The Funds have also made undertakings to certain States which (a) limit investment in warrants to not more than 5% of the value of each Fund's net assets (only 2% of the value of each Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange), (b) generally prohibit any investment in oil, gas and other mineral leases, and (c) prohibit purchases or sales of real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

     The Small Company Value Fund has made additional undertakings to certain States which (a) limit to not more than 5% of its total assets investments in not readily marketable securities, (b) prohibit investment in commodities and commodity futures contracts, and (c) limit investment in options, financial futures and stock index futures to 5% of the value of its net assets. The Municipal Trust Fund has made additional undertakings to certain States which
(a) prohibit the purchase of securities of companies which have been in operation for less than three years, (b) limit to no more than 10% of its total assets its investments in equity securities and to no more than 5% of its total assets its investment in equity securities which are not readily marketable, and (c) limit to no more than 5% of its total assets its aggregate investment in puts, calls, straddles, spreads, and any combinations thereof. The Funds intend to withdraw such undertakings at the earliest practicable date. Such withdrawals are not expected to have a material effect on the portfolio of the affected Fund.


Additional Fundamental Investment Restrictions

     The following fundamental investment restrictions are applicable to each of the Funds as indicated and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. The following fundamental investment restrictions are in addition to those set forth in the Prospectus.

          A Fund may not:

     1 Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than

          10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     2 Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Fixed Income Fund, the Municipal Trust Fund, the Small Company Value Fund or the Growth and Income Fund in respect of investments in U.S. Government Securities or, for the Fixed Income Fund, the Municipal Trust Fund and the Small Company Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

     3 Purchase securities on margin, but a Fund may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     4    Make loans of its assets to any person, except for

          (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7, (iii) the lending of portfolio securities, and (iv) the entering of repurchase agreements;

     5 Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all amounts borrowed) less liabilities (not including all amounts borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made. This restriction and asset limitation on borrowing shall not prohibit the Funds from entering into reverse repurchase agreements;

     6 Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 and except, with respect to the Small Company Value Fund and the Growth and Income Fund, in connection with hedging transactions, short sales (against the box), when issued and forward commitment transactions and similar investment strategies;

     7 Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or Winthrop might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Small Company Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

     8 Invest more than 10%, or 15% in the case of the Municipal Trust Fund, of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days; provided that the Small Company Value Fund will not invest in restricted securities. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Winthrop in good faith deem appropriate to reflect their value;


     9 With respect to the Growth Fund, the Fixed Income Fund, the Municipal Trust Fund and the Growth and Income Fund, invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause more than 10% of the value of the total assets of the Fund to be invested in the securities of such issuer or issuers;

     10 With respect to the Growth Fund, the Fixed Income Fund, the Municipal Trust Fund and the Growth and Income Fund, purchase or retain the securities of any issuer if, to the knowledge of Winthrop's management, those officers and Trustees of Winthrop and its Adviser who each own beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

     11 With respect to the Growth Fund, the Fixed Income Fund, the Municipal Trust Fund and the Growth and Income Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 8;

     12 With respect to the Growth Fund, the Fixed Income Fund, the Municipal Trust Fund and the Growth and Income Fund, participate on a joint or joint and several basis in any securities trading account;

     13 Issue any senior security within the meaning of the Investment Company Act of 1940 (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except, with respect to the Small Company Value Fund and the Growth and Income Fund, that the hedging transactions in which such Funds may engage and similar investment strategies are not treated as senior securities);

     14 Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein and, with respect to the Small Company Value Fund and the Growth and Income Fund, other than mortgage-backed securities and similar instruments), or commodities or commodity contracts except, with respect to the Small Company Value Fund, for hedging purposes;

     15 With respect to the Growth Fund, the Fixed Income Fund, the Municipal Trust Fund and the Growth and Income Fund, invest in the securities of other investment companies or investment trusts except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not in the open market, is part of a plan of merger, acquisition or transfer of assets, or consolidation and except, with respect to the Growth and Income Fund, for purchases of securities of money market funds;

     16 Invest in companies for the purpose of exercising control or management; or

     17 With respect to the Municipal Trust Fund, make short sales of securities.

     The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

     The following fundamental investment restrictions are applicable only to the Fixed Income Fund and may not be changed with respect to the Fixed Income Fund without the approval of the shareholders of the Fixed Income Fund (as described above).

          The Fixed Income Fund may not:

     1 Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof; or

     2 Invest in oil, gas or other mineral exploration or development programs.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

     The Trustees and principal officers of Winthrop, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each of such persons is 277 Park Avenue, New York, New York 10172. Those Trustees whose names are preceded by an asterisk are "interested persons" of Winthrop as defined by the Investment Company Act of 1940.

     *G. MOFFETT COCHRAN, 47, Chairman of the Board of Trustees and President of Winthrop, is President and Chief Executive Officer of the Adviser with which he has been associated since 1992. Prior to his association with Winthrop and the Adviser, Mr. Cochran was a Senior Vice President with

Bessemer Trust Companies.

     *CARL B. MENGES, 67, Trustee of Winthrop, is Vice Chairman of Donaldson, Lufkin & Jenrette, Inc. with which he has been associated since prior to 1992.

     *JAMES A. ENGLE, 39, Vice President and Trustee of Winthrop, is a Managing Director and Chief Investment Officer of the Adviser with which he has been associated since prior to 1992.

     ROGER W. VOGEL, 41, is Vice President of Winthrop, and a Senior Vice President of the Adviser, positions he has held since July, 1993. Prior to his becoming associated with Winthrop and the Adviser, Mr. Vogel was a Vice President with Chemical Banking Corp.


     CATHY A. JAMESON, 44, Vice President of Winthrop, is a Managing Director of the Adviser with which she has been associated since prior to 1992.


     SAM M. D'AGOSTINO, 72, Vice President of Winthrop, is a Vice President and Mutual Fund Compliance Director of Alliance Capital Management Corporation, with which he has been associated since prior to 1992. His address is 1345 Avenue of the Americas, New York, New York 10105.



     MARTIN JAFFE, 51, Vice President, Treasurer and Secretary of Winthrop, is a Managing Director and Chief Operating Officer of the Adviser, with which he has been associated since prior to 1992.

     RICHARD J. HANLON, 32, Vice President of Winthrop, is a Vice President of the Adviser, with which he has been associated since 1994. Prior to his becoming associated with Winthrop and the Adviser, Mr. Hanlon was a portfolio manager at Manufacturers Hanover/Chemical Bank.

     BRIAN A. KAMMERER, 40, Vice President of Winthrop, is a Vice President of the Adviser, with which he has been associated since prior to 1992.

     MARYBETH B. LEITHEAD, 35, Vice President of Winthrop, is also a Vice President of the Adviser, with which she has been associated since 1992.

     HUGH M. NEUBURGER, 54, Vice President of Winthrop, is a Managing Director of the Adviser, with which he has been associated since March, 1995. Prior to his association with Winthrop and the Adviser, Mr. Neuburger was the President of Hugh M. Neuburger, Inc., a consulting firm.

     ROBERT L. BAST, 72, Trustee of Winthrop, is an attorney under private practice and was formerly Of Counsel and partner to Reed Smith Shaw & McClay,

with which he has been associated since prior to 1990. His address is 110 Spruce Lane, Ambler, PA 19002.

     JOHN J. HALSEY, 79, Trustee of Winthrop, is a private investor and retired Director of Management Sciences, General Foods Corp. with which he had been associated since prior to 1990. His address is 9900 S. Oceanna Drive, Suite 1405, Jensen Beach, FL 34957.

     STIG HOST, 71, Trustee of Winthrop, is Chairman of the Board of Kriti Exploration, Inc., Kriti Properties and Development Corp. and International Marine Sales, Inc., a Trustee of Alliance International Fund, Alliance Global Environmental Fund, Alliance New Europe Fund, Alliance All-Asia Investment Fund and Alliance Developing Markets Fund and a Director of Florida Fuels, Inc. His address is 103 Oneida Drive, Greenwich, CT 06830.

     PETER F. KROGH, 61, Trustee of Winthrop, Dean Emeritus and Distinguished Professor of International Affairs, School of Foreign Service, Georgetown University, Washington, D.C. with which he has been associated since 1992. He is moderator of "Great Decisions", a foreign affairs television series, author of numerous articles relating to international issues for professional publications and serves on the board of the Carlisle Companies and several world affairs organizations. His address is 3417 N. Street NW, Washington, DC 20007.

     DENNIS G. LITTLE, 62, Trustee of Winthrop, is the former Executive Vice President and Chief Financial Officer of Textron Inc. (conglomerate). His address is 1915 Cutlass Cove Drive, Vero Beach, FL 32963.

     WILLIAM H. MATHERS, 83, Trustee of Winthrop, Of Counsel to the law firm of Chadbourne & Parke, with which he had been associated since prior to 1990. His address is c/o Gordon Farm, RR #1-Box 83, Sutton, VT 05867.

     JOHN J. SHEEHAN, 67, Trustee of Winthrop, consultant to Financial Data Processing with which he has been associated since prior to 1990. His address is 4 Bennington Place, Newton, PA 18940.


     WILLIAM C. SIMPSON, 78, Trustee of Winthrop, former President and Director of Royal Insurance Companies with which he has been associated since prior to 1990. His address is 123 Cove Neck Road, Oyster Bay, NY 11771.


     *STEPHEN K. WEST, 69, Trustee of Winthrop, Of Counsel to Sullivan &

Cromwell, is counsel to Winthrop, with which he has been associated since prior to 1992. His address is 42 Old Wood Road, Bernardsville, NJ 07924.

                               Compensation Table

                                                                                                     Total
                                                      Pension or                                  Compensation
                                                      Retirement                                  From Winthrop
                              Aggregate            Benefits Accrued      Estimated Annual          and Fund
                            Compensation              As Part of           Benefits Upon          Complex Paid
Name and Position           From Winthrop          Winthrop Expenses        Retirement            to Trustees
-----------------           -------------          -----------------        ----------            -----------

Robert L. Bast                  $3,600                  None                   None                  $3,600
(Trustee)

John J. Halsey                  $4,600                  None                   None                  $4,600
(Trustee)

Stig Host                       $5,800                  None                   None                  $5,800
(Trustee)

Peter F. Krogh                  $5,800                  None                   None                  $5,800
(Trustee)

Dennis G. Little                $2,400                  None                   None                  $2,400
(Trustee)

William H. Mathers              $5,800                  None                   None                  $5,800
(Trustee)

James L. McCabe                 $3,600                  None                   None                  $3,600
(Trustee)

John J. Sheehan                 $4,800                  None                   None                  $4,800
(Trustee)

William C. Simpson              $4,800                  None                   None                  $4,800
(Trustee)

Stephen K. West                 $3,600                  None                   None                  $3,600
(Trustee)



     The Trustees of Winthrop who are officers or employees of the Adviser or any of its affiliates receive no remuneration from Winthrop. Each of the Trustees who are not affiliated with the Adviser will be paid a $1,200 fee for each board meeting attended and $500 for each Audit Committee meeting attended. For the year ended October 31, 1997, such remuneration totalled $44,800. Messrs. Halsey, Host, Krogh, and Mathers are members of the Audit Committee. Messrs. Bast, Mathers and Cochran are members of the Dividend Committee whose function is to declare dividends on behalf of the Trustees. All of the Trustees who are not "interested persons" of Winthrop as defined by the Investment Company Act of 1940 are members of the Nominating Committee. Messrs. Host, Bast and Sheehan are members of the Valuation Committee whose function is to value the securities of each Fund in emergency situations. Messrs. Bast, Halsey, Menges, McCabe, Sheehan, and West are former Directors of the Neuwirth Fund, Inc. Messrs. Engle, Little, Mathers, Menges, and Simpson are former Directors of the Pine Street Fund, Inc. The Neuwirth Fund, Inc. and the Pine Street Fund, Inc. were subject to a plan of reorganization and a transfer of assets and liabilities to the Small Company Value Fund and the Growth and Income Fund, respectively, two portfolios of the Winthrop Focus Funds on July 10, 1992.

     As of February 9, 1998, the Trustees and officers of Winthrop as a group owned beneficially less than 1.0% of the shares of each Fund.

     To the best of the Fund's knowledge as of January 31, 1998, no shareholder owned 5% or more of the outstanding Class A or Class B shares of the Growth Fund, the Small Company Value Fund, or the Growth and Income Fund. The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of February 13, 1998, 1,592,615 shares (11.42%) of the Small Company Value Fund, 456,025 shares (8.75%) of the Fixed Income Fund, and 503,877 shares (14.44%) of the Municipal Trust Fund. Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of January 31, 1998:


                                                                                                      Nature of
                                            Name and Address                        % of Class        Ownership
                                            ----------------                        ----------        ---------

Fixed Income Class B                Corestates                                        13.27%           Record*
                                    FBO D W Nicholson Assoc LTD
                                    PO Box 7829
                                    Philadelphia, PA

                                    Donaldson Lufkin Jenrette                          6.29%           Record*
                                    Securities Corporation Inc.
                                    P.O. Box 2052
                                    Jersey City, NJ  07303

Municipal                           Robert Winthrop                                    6.99%          Beneficial
Trust Class A                       BC 238-707848
                                    c/o Wood Struthers & Winthrop
                                    277 Park Ave, 24th Floor
                                    New York, NY 10172


Municipal                           Robert C. Grant                                   23.89%           Record*
Trust Class B                       99 J Arrowood Road
                                    Manalapan, NJ  07726

Municipal                           Donaldson Lufkin Jenrette                          9.54%           Record*
Trust Class B                       Securities Corporation Inc.
                                    P.O. Box 2052
                                    Jersey City, NJ   07303

Municipal                           Donaldson Lufkin Jenrette                         33.53%           Record*
Trust Class B                       Securities Corporation Inc.
                                    P.O. Box 2052
                                    Jersey City, NJ  07303


-----------------
*  Such Recordholder disclaims beneficial ownership.



Adviser

     Wood, Struthers & Winthrop Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an Investment Advisory Agreement as Winthrop's investment adviser (see "Management" in the Prospectus). The Adviser was established in 1871, as a private concern to manage money for the Winthrop family of Boston.


     The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities" or the "Distributor"), the distributor of the Funds' shares, which is a wholly-owned subsidiary of Donaldson, Lufkin &

Jenrette, Inc., which is in turn an independently operated, indirect subsidiary of The Equitable Companies, Incorporated ("ECI"), a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company. The Adviser along with its affiliates are an integral part of the DLJ Securities family, and as one of the oldest money management firms in the country, they maintain a tradition of personalized service and performance.

     As of July 1, 1997, AXA owned 60.5% of the outstanding shares of the common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom,

Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, on July 1, 1997, 18.2% of the issued ordinary shares (representing 28.2% of the voting power) of AXA were directly or indirectly owned by Finaxa, a French holding company ("Finaxa"). Such percentage of interest includes the interest of Colisee Vendome, a wholly-owned subsidiary of Finaxa, which owned 3.1% of the issued ordinary shares (representing 2.7% of the voting power) of AXA and the interest of les Ateliers de construction du Nord de la France- ANF ("ANF"), a 95.4% owned subsidiary of Finaxa, which owned 0.2% of the issued ordinary shares (representing 0.3% of the voting power) of AXA. As of July 1, 1997, 61.5% of the issued ordinary shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 23.7% of the issued ordinary shares (representing 14.7% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa and its subsidiaries on July 1, 1997, the Mutuelles AXA directly and indirectly owned 24.8% of the issued ordinary shares of AXA (representing 35.9% of the voting power). Acting as a group, the Mutuelles AXA will continue to control AXA and Finaxa. The address of Donaldson, Lufkin & Jenrette, Inc. is 277 Park Avenue, New York, New York 10172. The address of ECI is 787 Seventh Avenue, New York New York 10019.


     The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement replaced an earlier, substantially identical agreement (the "First Advisory Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over ECI. In anticipation of the assignment of the First Advisory Agreement, on February 12, 1992, the Trustees approved the Investment Advisory Agreement and on June 15, 1992, a majority of the outstanding voting securities of Winthrop approved the Investment Advisory Agreement. The Investment Advisory Agreement was approved with respect to the Municipal Trust Fund by the Trustees on June 16, 1993 and by the then sole shareholder, the Adviser, on July 26, 1993 and became effective with respect to the Municipal Trust Fund on the same date. The Investment Advisory Agreement continues in force for successive twelve month periods computed from the first day of each fiscal year of Winthrop provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of Winthrop nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was continued until October 31, 1998 at a meeting of the Trustees on October 23, 1997.

     Under the Investment Advisory Agreement, Winthrop has agreed to change its name to one that does not suggest an affiliation with the Adviser in the event the Adviser ceases to act as Winthrop's investment adviser. Pursuant to the terms of the Investment Advisory Agreement, the Adviser may retain, at its own expense, a sub-adviser to assist in the performance of its services to Winthrop, although such an arrangement is not currently contemplated.

     Certain other clients of the Adviser may have investment objectives and policies similar to those of Winthrop. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Winthrop. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including Winthrop. When two or more of the clients of the Adviser (including Winthrop) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


     For the fiscal years ending October 31, 1997, 1996 and 1995 the Growth Fund paid the Adviser fees of $636,464,

$476,341 and $395,327, respectively; the Small Company Value Fund paid the Adviser fees of $1,993,178, $1,774,607 and $1,432,939 , respectively; the Fixed Income Fund paid the Adviser fees of $354,902, $360,520 and $281,997 , respectively; the Growth and Income Fund paid the Adviser fees of $915,897,

$714,397 and $556,556 , respectively; and the Municipal Trust Fund paid the Adviser fees of $234,803, $242,321 and $224,300, respectively. During the fiscal years ended October 31, 1997, 1996 and 1995, the Adviser reimbursed the Fixed Income Fund $164,718, $198,923 and $230,399, respectively, and the Municipal Trust Fund $269,050, $249,651 and $208,045, respectively, for operating expenses.

     The Fund intends to enter into arrangements with certain broker-dealers including affiliates of the Distributor whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.

1997.

--------------------------------------------------------------------------------
                              EXPENSES OF WINTHROP
--------------------------------------------------------------------------------

Distribution Plans

     Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act of 1940, Winthrop has adopted a Distribution Agreement (the "Distribution Agreement") and 12b-1 Plans for each class of shares of each Fund to permit Winthrop to compensate the Distributor for activities associated with the distribution of shares.

     Pursuant to the Distribution Agreement and the 12b-1 Plans, the officers, Adviser or Distributor of Winthrop reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of Winthrop on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the Investment Company of Act of 1940) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of Winthrop nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The

Distribution Agreement and 12b-1 Plans were initially approved by the Trustees, including a majority of the disinterested Trustees, on October 19, 1995. The Class A 12b-1 Plans were approved by shareholders at a special meeting on February 7, 1996. The Class B 12b-1 Plans were approved by the sole Class B shareholder of each Fund on February 27, 1996. The 12b-1 Plans were last approved by the Board of Trustees on October 23, 1997. Prior to February 28, 1996, the Funds operated under 12b-1 Plans pursuant to which each Fund reimbursed the Distributor up to .50 of 1% of the average daily net assets of such Fund. As approved, the Class A Plans provide that: (i) an asset based sales charge of .05 of 1% per year and (ii) a service fee of .25 of 1% per year, in each case, of the average daily net assets of the Class A shares of the Fund may be paid as compensation to the Distributor for its services. The Class B Plans provide that: (i) an asset based sales charge of .75 of 1% per year and (ii) a service fee of .25 of 1% per year, in each case, of the average daily net assets of the Class B shares of the Fund may be paid as compensation to the Distributor for its services.


     All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of Winthrop nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of each class of shares of each Fund, voting separately. The 12b-1 Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of each class of shares of each Fund, voting separately or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of each class of shares of each Fund, voting separately and will terminate automatically in the event of assignment.

     The 12b-1 Plans require that the Board of Trustees shall review at least quarterly a written report of the payments made pursuant to each Plan and the purpose for which such payments were made. For the year ended October 31, 1997, distribution fees paid or payable with respect to Class A shares and Class B shares for each fund were as follows:


Fund                                  Class A Shares           Class B Shares
-----------------------------------------------------------------------------
Growth Fund                              $234,630                 $66,519
Fixed Income Fund                         162,999                  24,511

Small Company Value Fund                  743,608                 110,675
Growth and Income Fund                    397,878                 130,709
Municipal Trust Fund                      111,128                   5,259


Distribution fees paid were used to compensate broker-dealers and other persons for providing distribution assistance.

--------------------------------------------------------------------------------
                      PURCHASES, REDEMPTIONS, EXCHANGES AND
                           SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

The following information supplements that set forth in Winthrop's Prospectus under the heading "Purchases, Redemptions and Shareholder Services".

Purchases

     Shares of the Funds are offered at the respective net asset value per share next determined following receipt of a purchase order in proper form by Winthrop or by the Distributor plus, in the case of Class A shares of each Fund, an initial sales charge imposed at the time of purchase or, in the case of Class B Shares of each Fund, subject to a contingent deferred sales charge upon redemption. The Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time on each day that trading is conducted on the New York Stock Exchange.

     Orders for the purchase of shares of a Fund become effective at the next transaction time after Federal funds or bank wire monies become available to Citibank, N.A. ("Citibank") for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at Citibank by bank wire. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value and with respect to Class A shares, less any applicable sales charge. To avoid unnecessary expense to Winthrop and to facilitate the immediate redemption of shares, share certificates are not issued except upon the written request of a shareholder and payment of a fee in the amount of $50 for such share issuance. Winthrop retains the right to waive such fee in their sole discretion.


     Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


Redemptions

     Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of Winthrop. Winthrop has filed a formal election with the Securities and Exchange Commission pursuant to which Winthrop will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of Winthrop's total net assets, whichever is less, during any 90 day period. In the opinion of Winthrop's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. See the Prospectus for a description of the contingent deferred sales charge which may be applicable to certain redemptions.

     To redeem shares represented by share certificates, investors should forward the appropriate share certificates, endorsed in blank or with blank stock powers attached, to Winthrop with the request that the shares represented thereby or a specified portfolio thereof be redeemed at the next determined net asset value per share. The share assignment form on the reverse side of each share certificate surrendered to Winthrop for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, in the alternative, a stock power signed in the same manner may be attached to the share certificate or certificates, or, where tender is made by mail, separately mailed to Winthrop. The signature or signatures on the assignment form must be guaranteed in the manner described below.

     If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

     The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

Exchanges

     Shares of one class of a Fund may be exchanged by mail or telephone for shares of the same class of another Fund or for shares of the Winthrop Opportunity Funds, another investment company managed by the Adviser and an affiliate of the Adviser, which is currently comprised of four portfolios, the Winthrop Developing Markets Fund and the Winthrop International Equity Fund (the "Opportunity Equity Funds") and the Winthrop Municipal Money Fund and Winthrop U.S. Government Money Fund (the "Opportunity Money Funds"). Shares exchanged from a Fund must be exchanged for the same class of shares of the Opportunity Equity Funds. Each Opportunity

Equity Fund portfolio offers two classes of shares: Class A shares which are sold with a front-end sales charge of up to 5.75% and a 12b-1 fee of .25% annually and Class B shares which are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held and a 12b-1 fee of 1% annually. Each Opportunity Money Fund Portfolio currently offers only one class of shares.

     Class A shares subject to a contingent deferred sales charge as described in the Prospectus and Class B shares which are exchanged for shares of the Winthrop Opportunity Funds will continue to be subject to the same contingent deferred sales charge at the same rate and for the same period of time as they were prior to exchange. The Telephone Exchange Privilege will be offered automatically unless a shareholder declines such option on the Share Purchase Application found in the Funds' Prospectus, or by writing to the Funds' Transfer Agent, FPS Services, Inc., P.O. Box 61503 (3200 Horizon Drive), King of Prussia, PA 19406-

0903, Attn.: Winthrop Mutual Funds.

     In the case of each of the Winthrop Opportunity Funds, the exchange privilege is available only in those jurisdictions where shares of the relevant Fund may be legally sold. Prospectuses for the Winthrop Opportunity Funds may be obtained from Winthrop at the address or telephone number listed on the cover page of the Prospectus. An exchange is effected on the basis of each Fund's relative net asset value per share next computed following receipt of an order for such exchange from the shareholder. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent or Distributor.

     Only those shareholders who have had shares in a Fund for at least seven days may exchange all or part of those shares for shares of another Fund or one of the Winthrop Opportunity Funds and no partial exchange may be made if, as a result, the shareholders' interest in a Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $250.

     All exchanges into the Winthrop Opportunity Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant Winthrop Opportunity Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

     A shareholder of Winthrop who has exchanged shares for shares of the Winthrop Opportunity Funds will have all of the rights and privileges of a shareholder of the relevant Winthrop Opportunity Fund.

     The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of the Funds or the Winthrop Opportunity Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

Systematic Withdrawal Plans


     Shares of Winthrop owned by a participant in Winthrop's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A contingent deferred sales charge which would otherwise be imposed will be waived in connection with redemptions made pursuant to Winthrop's systematic withdrawal plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) not to exceed 10% over any 12 month rolling period; however, the contingent deferred sales charge will not be waived for systematic withdrawals elected on a semi-annual or annual basis. See the Prospectus for a description of the contingent deferred sales charge. The systematic withdrawal plan may be terminated at any time by the shareholder or Winthrop.

     Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.

--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------

     Each of Winthrop's Funds may be a suitable investment vehicle for part or all of the assets held in various tax-sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone Winthrop's Transfer Agent. While Winthrop reserves the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to sales to the types of plans listed below.


Individual Retirement Accounts ("IRA")


      The Adviser has available a prototype form of a Traditional IRA for investment in shares of any one or more Funds. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances.

     The Adviser has available a prototype form of the new Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the Focus Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.

     The Adviser also has available a prototype form of the new Education IRA for investment in shares of any one or more Focus Funds. Like the Roth
IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Educational IRA's are not available to individuals above certain income levels.



Simplified Employee Pension Plan ("SEP/IRA")

     A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

Savings Incentive Match Plan for Employees ("SIMPLE")--SIMPLE IRA and SIMPLE 401(k)


     SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone Winthrop's shareholder servicing representatives at (800) 225-

8011 for more information.


Employer-Sponsored Retirement Plans

     The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

     Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

Self-Directed Retirement Plans

     Shares of Winthrop may be suitable for self-directed IRA accounts and prototype retirement plans such as those developed by Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and Winthrop's Distributor.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

     Net asset value per share is computed each Fund Business Day in accordance with Winthrop's Agreement and Declaration of Trust and By-Laws. For this purpose, a Fund

Business Day is any day on which the New York Stock Exchange is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.


     The Funds have one transaction time each Fund Business Day, which is as of the close of the regular session of the New York Stock Exchange, generally 4:00 p.m. New York City time. The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.


     The net asset value is calculated separately for each class. Although the legal rights of each class of shares are substantially identical, the different expenses attributable to each class will result in different net asset values and dividends. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution services fee imposed on Class B shares. It is expected that the net asset value of Class A shares and Class B shares will tend to equate immediately after the recording of dividends, if any, which will differ by approximately the differential of the accrual of distribution fees.

     For purposes of the computation of net asset value, each of the Funds value securities held in their respective portfolios as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, unless it is determined that such mean does not reasonably reflect true market value, in which case such value shall be taken at such amount as shall be deemed reasonable by Trustees of Winthrop but not less than said bid price nor more than said asked price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of Winthrop shall determine in good faith to reflect its fair value.

     Readily marketable securities, including certain options, not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National Market System (the "System") are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser to be over-the-counter (excluding those admitted to trading on the System) are valued at the mean of the current bid and asked prices as reported by NASDAQ, or in the case of securities not quoted by NASDAQ, the National Quotation Bureau, Inc. or such other comparable sources as the Trustees of the Fund deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The money market securities in which each Fund invests are traded primarily in the over-the-counter market and are valued at the mean between most recent bid and asked prices as obtained from dealers that make markets in such securities, except for securities having 60 days or less remaining until maturity which are stated at amortized cost. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accord-ingly. Premiums received on call options written by the Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of Winthrop.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Each of the Funds has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund will not be subject to federal income taxes if at least 90% of its net investment income and net short-term capital gains less any available capital loss carryforwards are distributed to shareholders within allowable time limits. However, a Fund will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, a Fund will be subject to a nondeductible 4% excise tax to the extent that it does not make distributions to its shareholders on a basis such that they are taxed to shareholders in the same year in which the related income or gain was realized by such Fund. To the extent possible, each Fund intends to make such distribution as may be necessary to avoid this excise tax.

     Each Fund normally will distribute substantially all of its net investment income and net capital gain, if any, to shareholders in the form of dividends to be paid from time to time. Any dividends or distributions paid shortly after the purchase of shares by an investor may have the effect of reducing the per share value of the shares owned by the investor by the per share amount of the dividends or distributions. Furthermore, such dividends and distributions, although in effect a return of capital, are subject to income taxes.

     In the event that total distributions (including distributed or designated net capital gain) of a Fund for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a tax on capital gain either when a distribution is in excess of basis or, more likely, when a shareholder redeems shares.


     Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year. Long-term capital gain of a non-corporate shareholder is generally subject to a maximum tax rate of 28% in respect of property held for more than one year and to a maximum tax rate of 20% in respect of property held in excess of 18 months.




     Dividends distributed by a Fund will be eligible for the dividends-received deduction available to corporate shareholders only to the extent of the portion of the Fund's gross income which consists of dividends received on equity securities issued by domestic corporations with respect to which such Fund meets the same holding period, risk of loss, and borrowing limitations applicable to the Fund's shareholders. Section 246 of the Code generally permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. The Internal Revenue Service ("IRS") has specific regulations governing the identification of shares to be redeemed by a shareholder that wishes to redeem some, but not all, of its shares. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.


     Under recently enacted legislation, a corporate shareholder would not be entitled to a dividends-received deduction for dividends paid or accrued after September 5, 1997 unless the 45 day holding period were satisfied over a period immediately before or immediately after the shareholder became entitled to receive the dividend. A transition rule provides that the provision will not apply to dividends received within two years of the date of enactment if (1) the dividend is paid with respect to stock held on June 8, 1997, and all times thereafter until the dividend is received; (2) the stock is continuously subject to a diminished risk of loss (as described above) on June 8, 1997, and all times thereafter until the dividend is received; and (3) such stock and related position was identified by the taxpayer by September 30, 1997.


     The dividends-received deduction will also be reduced, for shareholders who incur indebtedness that is directly attributable to the purchase of shares, by the percentage of the cost of such shares. Such reduction depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisers.

     Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction, with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock unless such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends having ex-dividend dates within any 85-day period and, if such dividends total more than 20% of the shareholder's basis in its stock, all dividends having ex-dividend dates within one year, must be aggregated. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deduction.

     Each Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of the 4% Federal excise tax referred to above. Accordingly, each Fund expects to distribute during the calendar year an amount at least equal to the sum of (i) 98% of its calendar year net investment income, (ii) 98% of its net capital gain income (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or capital gain from the prior year which has not been distributed by such Fund. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by a Fund and taxable to its shareholders on December 31 of such year provided that such dividends are actually paid during or before January of the following year. A Fund may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of such gain as a capital gain dividend. Such Fund's shareholders will treat such designated amounts as net capital gain on their income tax returns, but will receive a credit or refund equal to Federal income taxes paid by such Fund with respect to such capital gains. In addition, shareholders will increase their basis in the Fund's shares by the difference between the amount of such includible gains and the tax deemed paid by such shareholders in respect of such gains. If a capital gain dividend is paid with respect to any shares of a Fund which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.


     Some of the investment practices of the Growth Fund, Small Company Value Fund and the Growth and Income Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding period of the securities held by the Funds and the character of the gains or losses realized. These provisions may also require the Growth Fund, the Small Company Value Fund and the Growth and Income Fund to mark to market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Dividend and interest income from non-U.S. equity and debt securities may be subject to a withholding tax imposed by the country in which the issuer is located. Each Fund expects to claim a deduction or foreign tax credit with respect to any such withholding tax, to the extent allowable under the Code, regulations thereunder, or an applicable treaty. Since Winthrop's investment policies would preclude it from investing more than 50% of the value of the total assets of any Fund in non-U.S. equity and debt securities, shareholders are not expected to be eligible for a pass-through of the credit for foreign taxes paid.

     For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income

(less expenses applicable thereto) earned by the Municipal Trust Fund are not subject to Federal income tax if, at the close of each quarter of the Municipal Trust Fund's taxable year, at least 50% of the value of the Municipal Trust Fund's total assets consists of tax-exempt obligations. The Municipal Trust Fund intends to meet this requirement. However, under current tax law, some individuals and corporations may be subject to an alternative minimum tax (the "AMT") with respect to their receipt of certain distributions of tax-exempt interest income from the Municipal Trust Fund. Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Municipal Trust Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Municipal Trust Fund to a shareholder are taxable to the shareholder as long-term capital gain, regardless of the length of time the shareholder may have held the Municipal Trust Fund shares.

     Each fund is required to withhold and remit to the U.S. Treasury 31% of the dividends or proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish Winthrop with a correct taxpayer identification number, who has been notified by the U.S. Treasury that he or she has under-reported dividend or interest income or who fails to certify to Winthrop that he or she is not subject to such withholding. An individual's tax identification number is generally his or her social security number.

     Shareholders will be notified annually by the Funds as to the Federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws.

     The foregoing discussion is a general summary of certain current federal income tax laws regarding the Funds and relates solely to the application of that law to (i) citizens or residents of the United States, (ii) domestic corporations or partnerships, or (iii) entities otherwise subject to U.S. taxation on a net income basis. The discussion does not purport to deal with all of the Federal income tax consequences applicable to the Funds, or to all categories of investors, some of whom may be subject to special rules. Each prospective and current shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Funds.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Subject to the general supervision of the Board of Trustees of Winthrop, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for Winthrop. Portfolio transactions for the Municipal Trust Fund and the Fixed Income Fund occur primarily with issuers, underwriters or major dealers acting as principals, while transactions for the Growth Fund, the Small Company Value Fund and the Growth and Income Fund are normally effected by brokers.

     Winthrop has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of Winthrop to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts, and accordingly, not all such services may be used by the Adviser in connection with Winthrop. If Winthrop determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, Winthrop may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.




     During the fiscal year ended October 31, 1997, commissions of $41,210, $69,913 and $60,059 related to transactions of $29,178,358, $23,814,356 and
$25,368,122 were paid to brokers that provided research or other services to the Growth Fund, the Growth and Income Fund and the Small Company Value Fund, respectively.


     The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which Winthrop effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with Winthrop.

     The Growth Fund, the Small Company Value Fund and the Growth and Income Fund may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the over-the-counter market. In addition, most transactions for the Municipal Trust Fund and the Fixed Income Fund are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, Winthrop seeks to deal with the primary market-makers; but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, Winthrop will attempt to negotiate best execution.

     Winthrop may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ Securities, Winthrop's Distributor, or other affiliates in accordance with the provisions of Section 11(a) of the Securities Exchange Act of 1934 referred to below. With respect to orders placed with DLJ Securities for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as Winthrop), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, DLJ Securities and its affiliates are restricted as to the nature and extent of the brokerage services they may perform for Winthrop. The Securities and Exchange

Commission has adopted rules under Section 11(a) which permit an investment adviser to a registered investment company, or the adviser's affiliates, to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions.

     To the extent permitted by such rule, DLJ Securities and its affiliates may receive compensation relating to transactions in portfolio securities of Winthrop provided that Winthrop enters into a written agreement, as required by such rules, with that firm authorizing it to retain compensation for such services. The Trustees of Winthrop have granted authorization conforming to the requirements of Section 11(a) to the Adviser to effect transactions in portfolio securities of Winthrop through its affiliates, DLJ Securities and Autranet, Inc.


     The Growth Fund incurred brokerage commissions of $124,640, $87,799 and $97,707 during its fiscal years ended October 31, 1995, 1996 and 1997 of which $20,641, $427 and $1,722 respectively, or approximately $16.6%, .5% and 1.8% respectively, was paid to Autranet, Inc. In the fiscal year ended October 31, 1997, the Growth Fund effected 1.2% of the aggregate dollar amount of transactions involving the payment of commissions through Autranet, Inc. In addition, of the brokerage commissions incurred in 1995, 1996 and 1997, $63,217, $49,673 and

$2,105 respectively, or approximately 50.7%, 56.6% and 2.2% respectively, was paid to Donaldson, Lufkin & Jenrette Securities Corporation which accounted for 59.1%, 64.4% and 2.1% respectively, of the aggregate dollar amount of transactions involving the payment of commissions.



     For the fiscal years ended October 31, 1997, 1996 and 1995, the Small Company Value Fund incurred brokerage commissions of $228,166, $323,577 and $248,826, respectively, of which $18,403, $45,893, $31,035 or approximately 8.1%, 14.2% and 12.5% , respectively, was paid to Autranet, Inc. In the fiscal year ended October 31, 1997, the Small Company Value Fund effected 7.8% of the aggregate dollar amount of transactions involving the payment of commissions through Autranet, Inc.


     For the fiscal years ended October 31, 1997, 1996 and 1995, the Growth and Income Fund incurred brokerage commissions of $111,814, $110,073 and $85,577 , respectively, of which $17,752, $26,317 and $33,120 , or approximately 15.9%,

23.9% and 38.7% , respectively, was paid to Autranet, Inc. In the fiscal year ended October 31, 1997, the Growth and Income Fund effected 13.8% of the aggregate dollar amount of transactions involving the payment of commissions through Autranet, Inc.


     Each Focus Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the year ended October 31, 1997, the portfolio turnover rates for the Growth Fund, Fixed Income Fund, Small Company Value Fund, Growth and Income Fund and Municipal Trust Fund were 41.1%, 119.3%, 21.1%, 19.8% and 84.3%, respectively. A higher rate involves greater transaction costs to Focus Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     Presented below is certain performance information with respect to an investment in Class A shares and Class B shares of beneficial interest of the Funds. Prior to February 28, 1996, Class A shares were not offered. Accordingly, the information presented below with respect to Class A shares has been obtained from the financial statements for the Funds' prior fiscal years.

Computation of Winthrop's Average Annual Total Return


     The average annual total return of Class A shares for the one, five and ten year periods ended October 31, 1997 was 20.47%, 14.14% and 12.27% for the Growth Fund and 1.77%, 4.96% and 7.84% for the Fixed Income Fund, respectively. The average annual total return of Class A shares for the one, five and ten year periods ended October 31, 1997 for the Small Company Value Fund (which was previously named the Aggressive Growth Fund and which includes its predecessor, the Neuwirth Fund, Inc.) and the Growth and

Income Fund (which includes its predecessor, the Pine Street Fund, Inc.) was 26.19%, 15.92% and 16.73% for the Small Company Value Fund and 24.33%, 16.70% and 14.15% for the Growth and Income Fund, respectively. The average annual total return of Class A shares for the one year period ended October 31, 1997 for the Municipal Trust Fund was 2.27% and 3.61% for the period July 28, 1993 (commencement of operations) through October 31, 1997. The average annual total return for Class B shares for the one year period ended October 31, 1997 was 21.66%, 2.10%, 27.55%, 25.59% and 2.62% and for the period February 28, 1996
(commencement of offering of Class B shares) through October 31, 1997 was 17.32%, 3.23%, 19.86%, 20.41% and 3.03%, for the Growth Fund, the Fixed Income Fund, the Small Company Value Fund, the Growth and Income Fund and the Municipal Trust Fund, respectively. These amounts were computed by assuming a hypothetical initial investment of $1,000. It was then assumed that all of the dividends and distributions by each of the Funds over the relevant time periods were reinvested. It was then assumed that with respect to Class A shares, the maximum initial sales charge of 4.75% was deducted at the time of investment and, with respect to Class B shares, at the end of these periods, the entire amount was redeemed and the appropriate sales load, if any, was deducted. With respect to the Class B shares, for the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1997, the applicable deferred sales load charged was 3% for each of the Growth Fund, Fixed Income Fund, Small Company Value Fund, the Growth and Income Fund and the Municipal Trust Fund. The average annual total return was then calculated by using the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compounded rate of return). The results shown should not be considered an indication of future performance from an investment in the Winthrop Fund today.


Computation of the Fixed Income Fund's and Municipal Trust Fund's 30-Day Yield Quotation


     The 30-day yield for each of the Fixed Income Fund and the Municipal Trust Fund for the year ended October 31, 1997 was with respect to Class A shares, 5.21% and 3.56%, respectively and, with respect to Class B shares, 4.79% and 3.04%, respectively. The Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                            YIELD = 2[(a-b/cd+1)^6-1]

Where:          a =   dividends and interest earned during the period.


                b =   expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d  =  the maximum offering price per share on
                      the last day of the period.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Organization and Capitalization

     The Trust was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Winthrop shall not be subject to any personal liability for the acts or obligations of Winthrop and that every written obligation, contract, instrument or undertaking made by Winthrop shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Winthrop, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Winthrop.

     The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Winthrop is liable to Winthrop or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Winthrop, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Winthrop or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Winthrop or of the particular Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Winthrop against all liability in connection with the affairs of Winthrop.

     All shares of Winthrop when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the Investment Company Act of 1940 and the laws of The Commonwealth of Massachusetts.

Counsel and Auditors

     Sullivan & Cromwell, 125 Broad Street, New York, New

York 10004, serves as legal counsel for Winthrop.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for Winthrop.

Additional Information

                  This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by Winthrop with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The audited financial statements of Winthrop for the fiscal year ended October 31, 1997 and the report of Winthrops' independent auditors in connection therewith are included in the October 31, 1997 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of Winthrops' Annual Report by writing or calling Winthrop at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                    APPENDIX

SECURITIES RATINGS

Bond Ratings

         Municipal and Corporate Bonds. The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A are judged by Moody's to possess many favorable investment attributes and are considered "upper medium grade obligations". Factors giving security to principal and interest of A-rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The generic ratings Aa through Baa may be modified by the addition of the numerals 1,2 or 3. The modifier 1 indicates that the security ranks in the higher end of the rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         Moody's highest ratings for short-term municipal loans is MIG-1. Moody's states that short-term municipal securities rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2 designation are judged to be of high-quality, with margins of protection ample although not so large as in the MIG-1 group.

         The four highest ratings of Standard & Poor's Ratings Group ("S&P") for municipal and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation and indicate an extremely strong capacity to pay interest and repay principal. Bonds rated AA also qualify as high-quality debt obligations and have a very strong capacity to pay interest and repay principal and in the majority of instances differ from AAA issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. The BBB rating, which is the lowest "investment grade" security rating of S&P, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The ratings AA through BBB may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within such rating categories.

         Notes rated SP-1 have a very strong capacity to pay principal and interest. Those issues determined by S&P to possess overwhelming safety characteristics are given an SP-1+ rating. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest. The rating scale for notes is closely related to long-term bond ratings; notes rated SP-1+ compare with bonds rated AAA, AA+, AA and AA-; notes rated SP-1 compare with bonds rated A+, A and A-; and notes rated SP-2 compare with bonds rated BBB+, BBB and BBB-.

Other Municipal Securities and Commercial Paper

         "Prime-1" is the highest rating assinged by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1,2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins or support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most likely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in a upward trend. Typically, the issuer is a strong company, is in a well-established industry and has superior management.

                                     PART C
                                Other Information

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements


           Included in the Prospectus:
               Financial Highlights

           Included in Part B of this Registration Statement by reference to the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1997:


               Statement of Investments, October 31, 1997
               Statement of Assets and Liabilities, October 31, 1997 Statement of Operations for Year Ended October 31, 1997 Statement of Changes in Net Assets For Each of the Years Ended October 31, 1996 and 1997
               Notes to Financial Statements
               Financial Highlights
               Report of Ernst & Young LLP, Independent Auditors

           Included In Part C of the Registration Statement:

               None

     (b) Exhibits

          (1)  (a)  Amended and Restated Declaration of Trust(10)
               (b)  Amendment to Amended and Restated
                           Declaration of Trust(12)
          (2)  Bylaws(1)
          (3)  Not Applicable
          (4)  Specimen Stock Certificates
               a.   Growth Fund and Fixed Income Fund(2)
               b.   Small Company Value Fund(3)
               c.   Growth and Income Fund(4)
               d.   Municipal Trust Fund(8)
          (5)  Investment Advisory Contract
               a. Growth Fund, Fixed Income Fund, Small Company Value Fund and Growth and Income Fund(3)
               b.   Municipal Trust Fund(9)
          (6)  Distribution Agreement dated as of February 25, 1996(11)
          (7)  Not Applicable
          (8)  Custodial Services Agreement(5)

          (9)  Form of Fidelity Bond*

         (10)  Legal Opinion(2)


         (11)  Consent of Independent Auditors*

         (12)  Not Applicable
         (13)  Investment Representation Letter(6)

         (14)  Prototype Retirement Plans(7)
         (15)  Rule 12b-1 Plan
               a.   Small Company Value Fund - Class A Plan(11)
               b.   Small Company Value Fund - Class B Plan(11)
               c.   Growth and Income Fund - Class A Plan(11)
               d.   Growth and Income Fund - Class B Plan(11)
               e.   Growth Fund - Class A Plan(11)
               f.   Growth Fund - Class B Plan(11)
               g.   Fixed Income Fund - Class A Plan(11)
               h.   Fixed Income Fund - Class B Plan(11)
               i.   Municipal Trust Fund - Class A Plan(11)
               j.   Municipal Trust Fund - Class B Plan(11)
         (16)  Schedules for Computation of Performance Quotation(10)

         (17)  Financial Data Schedule*

         (18)  Rule 18F-3 Plan(10)
------------

(1) Incorporated herein by reference to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed March 4, 1986.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on November 3, 1986.

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on February 24, 1992.

(4) Incorporated herein by reference to Post-Effective Amendment No. 7 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on February 3, 1992.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on December 31, 1992.

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on October 21, 1986.

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on February 26, 1988.


(8) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on April 22, 1993.

(9) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 3706) filed on January 28, 1994.

(10) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 33-3706) filed via EDGAR on December 29, 1995.

(11) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 33-3706) filed via EDGAR on December 31, 1996.

(12) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement of Winthrop Focus Funds on Form N-1A (File No. 33-3706) filed via EDGAR on February 20, 1997.

*    Filed herewith.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                Not Applicable


Item 26.  NUMBER OF HOLDERS OF SECURITIES

                                                   Number of Record Holders
          Title of Class                           as of January 31, 1998
          --------------                           ----------------------


          Growth Fund Shares                           Class A: 3,023
          par value $.01 per shares                    Class B:   818

          Small Company Value Fund Shares              Class A: 8,972
          par value $.01 per share                     Class B: 1,839


          Fixed Income Fund Shares                     Class A: 1,114
          par value $.01 per share                     Class B:   211


          Growth and Income Fund Shares                Class A: 4,369
          par value $.01 per share                     Class B: 1,439



          Municipal Trust Fund Shares                  Class A:   352
          par value $.01 per share                     Class B:    27



Item 27.  INDEMNIFICATION

     Registrant's Amended and Restated Agreement and Declaration of Trust provides that the Trust (or the appropriate Fund) shall indemnify each person who is or has been a trustee or officer of the Trust (including persons who serve, or have served, at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder,creditor or otherwise) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a person, except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Advisory Agreement between Registrant and Wood, Struthers & Winthrop Management Corp. provides that Wood, Struthers & Winthrop Management Corp. will not be liable thereunder for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Wood, Struthers & Winthrop Management Corp. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Distribution Services Agreement between the Registrant and Donaldson, Lufkin & Jenrette Securities Corporation provides that Registrant will indemnify, defend and hold Donaldson, Lufkin & Jenrette Securities Corporation, and any other person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Donaldson, Lufkin & Jenrette Securities Corporation or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Wood, Struthers & Winthrop Management Corp. and the Distribution Services Agreement between Registrant and Donaldson, Lufkin & Jenrette Securities

Corporation. The Registrant's Amended and Restated Agreement and Declaration of Trust is filed herewith. The Advisory Agreement and Distribution Services Agreement are incorporated by reference herein as Exhibits 5 and 6, in response to Item 24.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees,officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Equitable Life Assurance Society of the United States (the parent of Adviser's parent) carries for itself and its subsidiaries Directors and Officers Liability Insurance. Coverage under this policy has been extended to directors and officers of the investment companies managed by Wood, Struthers & Winthrop Management Corp. Under this policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of Wood, Struthers & Winthrop Management Corp. under the caption "Management" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     The following are Directors and Officers of the Adviser including their other business connections which are of a substantial nature.

                                            POSITION WITH                                            OTHER BUSINESS
 NAME                                        THE ADVISER                                               CONNECTIONS
 ----                                        -----------                                               -----------
 G. Moffett                                 Chairman of the Board                                Director of Palmer National
 Cochran                                    and President                                        Bank; President and Chairman
                                            of Winthrop Focus Funds.


 Martin Jaffe                               Managing Director, Chief                             President, International

                                            Operating Officer and                                Association for Financial
                                            Treasurer                                            Planning, New York Chapter;
                                            Vice President, Secretary
                                            and Treasurer of Winthrop
                                            Focus Funds; Vice President
                                            of Donaldson Lufkin &
                                            Jenrette Securities
                                            Corporation.


 Guy S. Waltman                             Vice Chairman                                       Chairman, Winthrop Trust
                                            Company

 Thomas E. Siegler                          Secretary



Item 29.  PRINCIPAL UNDERWRITERS

     (a) Donaldson, Lufkin & Jenrette Securities Corporation, the Registrant's Distributor (Underwriter) also acts as Distributor for the following investment companies:

                                    None


     (b) The following are the Directors and Officers of Donaldson, Lufkin & Jenrette Securities Corporation, none of whom hold any post or office with the Registrant. Donaldson, Lufkin and Jenrette Securities Corporation's principal place of business is 277 Park Avenue, New York, New York 10272.

     (c) DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION OFFICERS AND DIRECTORS

                                                OFFICE
                                                ------
John S. Chalsty             Director, Chairman of the Board and Chief Executive
                            Officer

Joe L. Ruby                 Director, President and Chief Operating Officer

Anthony F. Daddino          Director, Executive Vice President and Chief
                            Financial Officer

Hamilton E. James           Director, Managing Director (Chairman - DLJ Banking
                            Group)


Richard S. Pechter          Director, Managing Director (Chairman - DLJ
                            Financial Services Group)

Theodore P. Shen            Director, Managing Director (Chairman - DLJ
                            Capital Markets Group)

Robert J. Albano            Senior Vice President and Director of Compliance
                            and Regulatory Affairs

James L. Alexandre          Senior Vice President (Managing Director -
                            Institutional Equities Division)

Michael M. Bendik           Senior Vice President and Chief Accounting Officer

Rhodes R. Bobbitt           Senior Vice President (Investment Services Group)

Richard Browne              Senior Vice President (Managing Director - Pershing
                            Division)

Richard F. Brueckner        Senior Vice President (Managing Director - Pershing
                            Division)

Van Vechten Burger, Jr.     Senior Vice President (Chairman - Pershing Division)

Joseph P. Bzezinski         Senior Vice President (Managing Director -
                            Fixed Income Division)

Michael J. Campbell         Senior Vice President (Managing Director -
                            Investment Services Group

Anthony R. Chidoni          Senior Vice President (Managing Director -
                            Investment Services Group

Peter C. Cohan              Senior Vice President (Managing Director - Pershing
                            Division)

Mark A. Competiello         Senior Vice President and Tax Manager

Kathleen Daly               Senior Vice President (Administrative Division)

Vincent DeGiaimo            Senior Vice President (Managing Director -
                            Investment Banking)

John M. Diamantis           Senior Vice President (Pershing Division)

Robert W. Diemer            Senior Vice President (Chief Finacial Officer -
                            and Managing Director - Pershing Division)


Joseph D. Donnelly          Senior Vice President and Associate General
                            Counsel (Managing Director/General Counsel -
                            Pershing Division)

Matthew C. Donner           Senior Vice President (Investment Services Group)

Michael A. Dreitlein        Senior Vice President (Managing Director - Pershing
                            Division)

Stuart S. Flamberg          Senior Vice President and Director of Taxes

John A. Friel               Senior Vice President (Managing Director - Fixed
                            Income Division)


Roy A. Garman               Senior Vice President and Controller

Theodore D. Galman          Senior Vice President (Investment Services Group)

Gates H. Hawn               Senior Vice President (Chief Operating Officer -
                            Pershing Division)

Charles J. Hendrickson      Senior Vice President and Treasurer

Frank L. Hohmann, III       Senior Vice President (Managing Director - Equity
                            Derivatives Division

Alan C. Jones               Senior Vice President (Managing Director - Pershing
                            Division)

Todd N. Kanter              Senior Vice President (Managing Director - Investment
                            Services Group)

Steve Laden                 Senior Vice President (Investment Services Group)

Eric T. Miller              Senior Vice President (Institutional Equities Division)

George J. Minnig            Senior Vice President (Managing Director - Pershing
                            Division)

David S. Moore              Senior Vice President (Managing Director -
                            Institutional Equities Division)

Garrett M. Moran            Senior Vice President (Vice Chairman - Investment
                            Banking Division)

Eugene T. Pape              Senior Vice President (Institutional Equities Division)


Leon M. Pollack             Senior Vice President (Managing Director - Fixed
                            Income Division)

Stephen M. Raeber           Senior Vice President (Investment Services Group)

Richard W. Reinemann        Senior Vice President (Managing Director - Pershing
                            Division)

Edward J. Resch             Senior Vice President (Chief Finacial Officer -
                            Capital Markets Group)

Stuart M. Robbins           Senior Vice President (Managing Director -
                            Instututional Equities Division)

Peter O. Skoglund           Senior Vice President (Investment Services Group)

            DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                            OFFICERS AND DIRECTORS

         (c)  Not Applicable


Item 30.  LOCATION OF ACCOUNTS AND RECORDS


     The majority of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Wood, Struthers & Winthrop Management Corp., 277 Park Avenue, New York, New York 10272 (see "Investment Adviser" in the Prospectus). Additional records are maintained at the offices of Citibank, N.A., the Registrant's Custodian, 111 Wall Street, New York, New York 10043.

Item 31.  MANAGEMENT SERVICES

     Not Applicable

Item 32.  UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


          SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of February, 1998.



                                                Winthrop Focus Funds


                                                By:  G. Moffett Cochran*
                                                     -------------------
                                                     G. Moffett Cochran
                                                     President


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


       Signature                               Title                            Date
       ---------                               -----                            ----
  G. Moffet Cochran*                  President                          February 27, 1998
  ------------------
  G. Moffet Cochran                   Chairman of the Board

  /s/ Martin Jaffe                    Treasurer                          February 27, 1998

  ------------------
  Martin Jaffe

  Robert L. Bast*                     Trustee                            February 27, 1998
  ------------------
  Robert L. Bast

  James Engle*                        Trustee                            February 27, 1998
  ------------------
  James Engle

  John J. Halsey*                     Trustee                            February 27, 1998
  ------------------
  John J. Halsey

  Stig Host*                          Trustee                            February 27, 1998
  ------------------
  Stig Host


  Peter F. Krogh*                     Trustee                            February 27, 1998
  ------------------
  Peter F. Krogh

  Dennis Little                       Trustee                            February 27, 1998
  ------------------
  Dennis Little

  William H. Mathers*                 Trustee                            February 27, 1998
  ------------------
  William H. Mathers

  James L. McCabe*                    Trustee                            February 27, 1998
  ------------------
  James L. McCabe

  Carl B. Menges*                     Trustee                            February 27, 1998
  ------------------
  Carl B. Menges

  John J. Sheehan                     Trustee                            February 27, 1998
  ------------------
  John J. Sheehan

  William C. Simpson*                 Trustee                            February 27, 1998
  ------------------
  William C. Simpson

  Stephen K. West*                    Trustee                            February 27, 1998
  ------------------
  Stephen K. West


  *By:
  /s/ Martin Jaffe
  ----------------------------

  Martin Jaffe
  (Attorney-in-fact)
  Pursuant to
  Power of Attorney


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned has constituted and appointed, and by these presents does constitute and appoint, G. Moffet Cochran and Martin Jaffe, or either of them, the true and lawful agents and attorneys-in-fact of each of the undersigned with respect to all matters arising in connection with the filing with the Securities and Exchange Commission of this Post-Effective Amendment No. 18 to the Registration Statement under the Securities Act of 1933 and under the Investment Company Act of 1940 on Form N-1A and any subsequent amendments to the Registration Statement with full power and authority to execute and deliver for and on behalf of each of the undersigned all such consents and documents in connection therewith as said agents and attorneys-in-fact may deem advisable. Each of the undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power and authority to execute and file with the Securities and Exchange Commission this Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A and any amendments thereto, and/or other documents in connection therewith, and to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. Each of the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.


     This Power of Attorney may be signed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.



  /s/ Carl B. Menges                             /s/ Robert L. Bast
-----------------------------------             --------------------------------
      Carl B. Menge                             Robert L. Bast


  /s/ G. Moffett Cochran                        /s/ James A. Engle
-----------------------------------             --------------------------------
      G. Moffett Cochran                        James A. Engle


  /s/ John J. Halsey                            /s/ Stig Host
-----------------------------------             --------------------------------
      John J. Halsey                            Stig Host


  /s/ Peter F. Krogh                            /s/ Dennis G. Little
-----------------------------------             --------------------------------
  /s/ Peter F. Krogh                            Dennis G. Little

  /s/ William H. Mathers                        /s/ James L. McCabe
-----------------------------------             --------------------------------
      William H. Mathers                        James L. McCabe


   /s/ John J. Sheehan                          /s/ William C. Simpson
-----------------------------------             --------------------------------
      John J. Sheehan                           William C. Simpson


/s/ Stephen K. West
-----------------------------
      Stephen K. West


Dated as of February 27, 1998

                                  Exhibit Index


     A complete list of exhibits is included in Part C, Item 24(b) of the Registration Statement. The following exhibits are filed herewith:




                                                                      Page
                                                                      ----

(9)               Form of Fidelity Bond Agreement
(11)              Consent of Independent Auditors
(17)              Financial Data Schedule